As Filed With The Securities And Exchange Commission On April 30, 1998
                     Registration Nos. 333-15555, 811-07911


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

                        Pre-Effective Amendment No. ____


                         Post-Effective Amendment No. 2


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                                 Amendment No. 4

                                 PB SERIES TRUST
                        (Formerly Providian Series Trust)

               (Exact Name of Registrant as Specified in Charter)

                             400 West Market Street
                           Louisville, Kentucky 40202

               (Address of Principal Executive Offices) (Zip Code)

                                 (502) 560-2000

              (Registrant's Telephone Number, including Area Code)


                        Commonwealth General Corporation
                             400 West Market Street
                           Louisville, Kentucky 40202
               (Name and Address of Agent for Service of Process)

                                   Copies to:

     Joseph J. McBrien, Esquire                  Michael Berenson, Esquire
State Street Bank and Trust Company                Ann B. Furman, Esquire
         Legal Division                         Jorden Burt Boros Cicchetti
    1776 Heritage Drive, AFB4                      Berenson & Johnson LLP
     North Quincy, MA 02171                  1025 Thomas Jefferson Street, N.W.
                                                   Washington, D.C. 20007


It is proposed that this filing will become effective (check appropriate box):
[X] Immediately upon filing pursuant to paragraph (b)
[ ] On          , pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On          , pursuant to paragraph (a)(1)
[ ] 70 days after filing pursuant to paragraph (a)(2)
[ ] On          , pursuant to paragraph (a)(2) of rule 485.

                                 PB SERIES TRUST
                       Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

 .    Cover Sheet

 .    Contents of Registration Statement

 .    Cross Reference Sheet

 .    Part A - Prospectus for High Quality Stock Fund, Fixed Income Fund,
              International Active Fund, and Money Market Fund

              Prospectus for Capital Preservation Portfolio, Income Oriented Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Maximum Appreciation Portfolio, and Money Market Fund

 .    Part B - Statement of Additional Information for High Quality Stock Fund,
              Fixed Income Fund, International Active Fund, and Money Market
              Fund

              Statement of Additional Information for Capital Preservation Portfolio, Income Oriented Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Maximum Appreciation Portfolio, and Money Market Fund

 .    Part C - Other Information

 .    Signature Pages

                             PROVIDIAN SERIES TRUST

                       REGISTRATION STATEMENT ON FORM N-1A

CROSS REFERENCE SHEET
N-1A                                                   Location in
Item No.                                               Registration Statement
--------                                               ----------------------

Part A: Information Required In Prospectus
1.  Cover Page                                         Cover Page

2.  Synopsis                                           Not Applicable

3.  Condensed Financial Information                    Financial Highlights

4.  General Description of Registrant                  Summary

5.  Management of the Fund                             Management

6.  Capital Stock and Other Securities                 Investment Objectives and Policies of the Funds

7.  Purchase of Securities Being Offered               Purchase and Redemption of Shares

8.  Redemption or Repurchase                           Purchase and Redemption of Shares

9.  Pending Legal Proceedings                          Not Applicable

Part B: Information Required In Statement of
Additional Information

10. Cover Page                                         Cover Page

11. Table of Contents                                  Cover Page

12. General Information and History                    General Information

13. Investment Objectives and Policies                 Investment Policies

14. Management of the Registrant                       Management

15. Control Persons and Holders of Securities          Principal Holders Of Securities

16. Investment Advisory and Other Services             Management

17. Brokerage Allocation                               Portfolio Turnover and Securities Transactions




CROSS REFERENCE SHEET
N-1A                                                   Location in
Item No.                                               Registration Statement
--------                                               ----------------------
18. Capital Stock and Other Securities                 General Information

19.  Purchase, Redemption and Pricing of               Net Asset Values of Shares of the Funds
Securities Being Offered

20.  Tax Status                                        Taxes

21.  Underwriters                                      Not Applicable

22.  Calculation of Performance Data                   Investment Performance

23.  Financial Statements                              Financial Statements

Part C: Other Information

24.  Financial Statements and Exhibits                 Financial Statements and Exhibits

25.  Persons Controlled by or Under Common Control     Persons Controlled by or Under Common Control

26.  Number of Holders of Securities                   Number of Holders of Securities

27.  Indemnification                                   Indemnification

28.  Business and Other Connections of                 Business and Other Connections of Investment Adviser
Investment Adviser

29.  Principal Underwriters                            Not Applicable

30.  Location of Accounts and Records                  Location of Accounts and Records

31.  Management Services                               Management Services

32.  Undertakings                                      Undertakings

                                   PROSPECTUS

                                 PB Series Trust
                        (Formerly Providian Series Trust)
                                 P.O. Box 32700
                           Louisville, Kentucky 40232
                                   May 1, 1998

PB Series Trust (the "Trust") is a diversified investment company presently consisting of nine separate series (the "Funds"), each having different investment objectives and policies. Shares of four Funds are offered through this prospectus.


The investment objectives of the four Funds are as follows:

The High Quality Stock Fund seeks long term growth of capital. The Fund pursues its investment objective by investing primarily in stocks in three categories of companies that are publicly traded in the United States: the 500 largest in market capitalization, the 501st to the 1250th largest in market capitalization, and the 1000th to the 3000th largest in market capitalization at the time of purchase.

The Fixed Income Fund seeks the highest level of income as is consistent with the preservation of capital. The Fund pursues its investment objective primarily by investing in investment grade debt securities, which range in maturity from one to ten years, including securities issued by the U.S. government or an agency or instrumentality of the U.S. government, asset-backed securities and corporate debt obligations.

The International Active Fund seeks long term growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of international equity securities.

The Money Market Fund seeks to provide current income consistent with stability of principal and liquidity. The Fund invests in money market instruments maturing in thirteen months or less from time of investment. An investment in the Money Market Fund is not insured or guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The purpose of the Trust currently is to serve as the investment medium for variable annuity contracts ("Contracts") offered by insurance companies (see "Purchase and Redemption of Shares") and qualified plans. One or more of the Funds offered through this Prospectus will be the investment medium for five other series of the Trust whose shares are offered through another prospectus. The Trust may offer other series of shares in the future. The Funds' shares will not be offered directly to the public. There is no assurance that any of the Funds will achieve their investment objectives.


This Prospectus sets forth concisely the information about the Trust that an investor should know before investing. A Statement of Additional Information (the "SAI") dated May 1, 1998, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling or writing the Trust.


INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   The date of this Prospectus is May 1, 1998.

                                TABLE OF CONTENTS


                                                                    Page
SUMMARY.............................................................  3

FINANCIAL HIGHLIGHTS ...............................................  4

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS.....................  5

PORTFOLIO TURNOVER.................................................. 10

IMPLEMENTATION OF POLICIES AND RISKS................................ 10

MANAGEMENT.......................................................... 13

PURCHASE AND REDEMPTION OF SHARES................................... 15

NET ASSET VALUE AND PRICING......................................... 15

DIVIDENDS, DISTRIBUTIONS AND TAXES.................................. 16

PERFORMANCE AND YIELD INFORMATION................................... 17

GENERAL INFORMATION................................................. 17

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS............... 19

APPENDIX A--COMMON STOCK RANKINGS................................... A-1

APPENDIX B--CORPORATE BOND RATINGS.................................. B-1

APPENDIX C--SHORT-TERM DEBT RATINGS................................. C-1

                                     SUMMARY


PB Series Trust (the "Trust") was organized as a Massachusetts business trust on October 22, 1996. The Trust is a diversified, no-load, open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). The Trust is a "series" type of mutual fund which issues separate classes (or series) of stock, each of which represents a separate diversified portfolio of investments. This Prospectus offers shares of four funds ("Funds") of the Trust, each with its own investment objective or objectives and investment policies.


The shares of the Funds are offered to separate accounts of insurance companies to fund various variable annuity contracts issued by Providian Life and Health Insurance Company and First Providian Life and Health Insurance Company (together, "Providian Life"). Shares of the Funds may be offered to qualified plans and, in the future, in connection with variable life insurance policies. The rights of an insurance company holding Trust shares for a separate account are different from the rights of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus shall refer to the insurance companies and qualified plans, and not to any Contract Owner.


PB Investment Advisors, Inc. (formerly Providian Investment Advisors, Inc.) (the "Adviser") serves as the Trust's investment adviser. Atlanta Capital Management Company, L.L.C. ("Atlanta Capital") serves as the sub-adviser to the High Quality Stock Fund and the Fixed Income Fund. Blairlogie Capital Management ("Blairlogie") serves as the sub-adviser to the International Active Fund. Federated Investment Counseling ("Federated") serves as the sub-adviser to the Money Market Fund. (Atlanta Capital, Blairlogie and Federated are referred to collectively as the "Sub-Advisers.") The Adviser supervises the Trust's overall management and investment program, performs a variety of administrative services on behalf of the Trust, pays the Sub-Advisers and all fees and expenses of officers and Trustees of the Trust who are affiliated persons of the Adviser, the Sub-Advisers or the Trust. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of Trustees who are unaffiliated persons of the Adviser, the Sub-Advisers, or the Trust.


The Adviser has agreed to limit the operating expenses (excluding advisory fees) of each Fund so that the ratio of expenses to net assets on an annual basis for each Fund does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations or (b) the termination by the Trustees or the Fund's shareholders, but not the Adviser, of the Trust's Advisory Agreement with the Adviser.

                                 PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS


The following financial highlights for the period May 9, 1997 (commencement of investment operations) through December 31, 1997 have been audited by Ernst & Young LLP. Such information should be read in conjunction with the financial statements of the Trust and the report of Ernst & Young LLP, the Trust's independent auditors, which is included in the SAI.


For a share outstanding throughout the period May 9, 1997 (commencement of investment operations) through December 31, 1997


                                                          Fixed          International        Money            High
                                                          Income            Active            Market          Quality
                                                           Fund              Fund              Fund          Stock Fund
Net asset value, beginning of period..................  $    10.00        $    10.00       $     1.00       $     10.00
                                                        ----------        ----------      -----------        ----------
Income from investment operations:
Net investment income ................................        0.34              0.07             0.03              0.08
Net realized and unrealized gain (loss) on
  investments ........................................        0.29             (0.45)              --              1.88
                                                        ----------        ----------      -----------        ----------
Total from investment operations......................        0.63             (0.38)            0.03              1.96
                                                        ----------        ----------      -----------        ----------
Less distributions from:
Net investment income.................................       (0.34)            (0.02)           (0.03)            (0.08)
Net realized gains....................................       (0.03)              --                --             (0.14)
                                                        ----------        ----------      -----------        ----------
Total distributions....................................      (0.37)            (0.02)           (0.03)            (0.22)
                                                        ==========        ==========      ===========        ==========
Net asset value, end of period........................  $    10.26        $     9.60       $     1.00       $     11.74
                                                        ==========        ==========      ===========        ==========
Total return (2)......................................        6.30%            (3.80%)           3.31%            19.72%
                                                        ==========        ==========      ===========        ==========
Ratios and supplemental data:
Net assets, end of period.............................  $5,606,687        $9,804,265       $2,361,341       $12,515,064
Ratio of operating expenses to average net assets (3).        0.90%             1.15%            0.65%             0.90%
Ratio of operating expenses to average net assets
  before voluntary expense reimbursement (1)(3).......        1.57%             1.68%            2.67%             1.08%
Ratio of net investment income to average net
  assets (3) .........................................        5.13%             1.04%            5.03%             1.18%
Ratio of net investment income to average net assets
  before voluntary expense reimbursement (1)(3) ......        4.46%             0.51%            3.01%             1.00%
Portfolio turnover rate (4)...........................         157%               61%             N/A                14%
Average commission rate paid per equity share traded..         N/A           $0.0125              N/A           $0.0598

(1) Net investment income is after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not undertaken to reimburse expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Each of the Funds has a different investment objective or objectives as described below. The High Quality Stock Fund and the Fixed Income Fund are managed by Atlanta Capital; the International Active Fund is managed by Blairlogie; and the Money Market Fund is managed by Federated. There can be no assurance that any of the Funds will achieve their investment objective or objectives. Each Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Sub-Advisers to make changes in a Fund's investments in anticipation of changes in economic, business, and financial conditions.

The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with changes in interest rates.

The investments and investment techniques common to one or more Funds, including the risks of each, are described in greater detail below and in the "Description of Securities and Investment Techniques" in the SAI.

The Funds are subject to investment restrictions that are described under "Investment Policies" in the SAI. Each Fund's investment objective and investment restrictions are "fundamental policies," which means that they may not be changed without a majority vote of shareholders of the affected Funds. Except for investment objectives and fundamental policies, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Board of Trustees may change them without shareholder approval. See "Description of Securities and Investment Techniques" and "Investment Policies" in the SAI for further information.


High Quality Stock Fund

In seeking its objective of long term growth of capital, the High Quality Stock Fund will attempt to achieve a high total return (i.e., price appreciation plus potential dividend yield) primarily through investment in selected high quality common stocks of large, medium and small size companies that are publicly traded in the United States. The High Quality Stock Fund primarily selects stocks from among three categories of companies: the largest 500 in market capitalization, the 501st to the 1250th largest in market capitalization, and the 1,000th to the 3,000th largest in market capitalization at the time of purchase. Each company must have a common stock ranking of B+ or better by Standard & Poor's Ratings Group ("S&P") (or if not ranked by S&P, a comparable quality ranking by another recognized ranking service, or if unranked, be of comparable quality in the opinion of Atlanta Capital) (hereafter this standard is referred to as a "common stock ranking of B+ or better"). From this universe of stock issues, Atlanta Capital selects stocks based upon a favorable combination of valuation, price volatility and earnings stability. Approximately 50 stocks of large market capitalization companies, 60 stocks of medium market capitalization companies, and 75 stocks of small market capitalization companies are included in the Fund's portfolio.

Atlanta Capital generally believes that high quality companies, that is, companies with superior track records of consistent earnings and dividend growth, tend to outperform the stock market over the long term. The Fund seeks to outperform its benchmarks, the S&P 500 Composite Stock Price Index and the Russell 3000 Index. Atlanta Capital's stock selection methods will be based upon, among other things, the analysis of variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price action of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios.

By investing in securities that are subject to market risk, the High Quality Stock Fund is also subject to greater fluctuations in its market value and a higher degree of risk as compared to a fund seeking stability of principal, such as a money market fund or a fund investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (these obligations are referred to in this Prospectus as "U.S. government securities").

The High Quality Stock Fund's investment philosophy is based on extensive research which shows that high quality growth companies have produced consistently increasing earnings and dividends, thereby providing attractive returns with moderate risk over the long term. To qualify for purchase, each company must have a common stock ranking of B+ or better. Atlanta Capital will conduct fundamental income statement and balance sheet research on individual companies to estimate future sustainable growth rates, evaluate current earnings momentum, and estimate relative value of the stock. Atlanta Capital intends to sell stocks based on such factors as deteriorating fundamentals, below B+ quality ranking, and/or poor relative valuation.

If market conditions indicate their desirability, Atlanta Capital may, for defensive purposes, temporarily invest, without limitation, the assets of the High Quality Stock Fund in cash or cash equivalents. See "Cash Equivalents" below, and "Debt Securities" under "Description of Securities and Investment Techniques" in the SAI for further information.


Fixed Income Fund

In seeking its objective of the highest level of income as is consistent with the preservation of capital, the Fixed Income Fund will invest in securities issued by the U.S. government or an agency or instrumentality of the U.S. government, including mortgage-related securities. The U.S. government securities which may be purchased by the Fixed Income Fund include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. The Fixed Income Fund may also purchase instruments issued or guaranteed by agencies or instrumentalities of the United States government, including mortgage-related securities.


The Fixed Income Fund may also purchase mortgage-related securities or asset-backed securities not issued by the U.S. government or any agency or instrumentality thereof. The Fixed Income Fund may also invest in investment grade corporate debt securities rated in one of the three highest rating categories by Moody's Investor Service, Inc. ("Moody's"), S&P, Fitch ICA, Inc., or another nationally recognized statistical rating organization ("NRSRO"), or if unrated, of comparable quality in the opinion of Atlanta Capital. While non-U.S. government securities may present greater credit risk than U.S. government securities, they also tend to afford higher yields than U.S. government securities. Debt securities purchased by the Fund may be of any maturity. It is anticipated that the weighted average maturity of the debt portfolio generally will be between 3 and 7 years, but may be shorter or longer under unusual market circumstances.

Among the mortgage-related securities that may be purchased by the Fixed Income Fund are "mortgage-backed securities" of the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). These mortgage-backed securities include "pass-through" securities and "participation certificates," both of which are similar, representing pools of mortgages that are assembled, with interests sold in each pool. Payments of principal (including prepayments) and interest by individual mortgagors are "passed through" to the holders of the interests in each pool; thus, each payment to holders may contain varying amounts of principal and interest. Another type of mortgage-backed security is the collateralized mortgage obligation ("CMO"). A CMO is a security that is backed by mortgage pass-through securities or in some cases mortgage loans. The cash flow from the pass-throughs or loans is redirected to one or more classes or tranches in a prescribed manner. Timely payment of principal and interest on GNMA pass-throughs is guaranteed by the full faith and credit of the United States. FHLMC and FNMA are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. See "Mortgage-Backed Securities" under "Description of Securities and Investment Techniques" in the SAI for further information.

There is minimal credit risk involved in the purchase of government or government-guaranteed securities. However, as with any fixed income investment, when interest rates decline, the market value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a portfolio invested at lower yields can be expected to decline. Therefore, Atlanta Capital may engage in portfolio trading to take advantage of market developments and yield disparities, for example, shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal, or lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal.

The Fixed Income Fund seeks to outperform the Lehman Brothers Intermediate Aggregate Index (the "Index") over an interest rate cycle. (See the SAI for a description of the Index). The portfolio duration will generally range from 80% to 120% of the Index duration. Typically, this causes the weighted average maturity of the portfolio to vary between 3 and 7 years. Atlanta Capital sets duration strategy based on its assessment of secular and cyclical economic, demographic and political trends.

The Fixed Income Fund may invest in asset-backed securities which represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. The Fixed Income Fund may also use various other investment strategies and techniques when Atlanta Capital determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, entering into repurchase agreements and investing in when-issued or delayed delivery securities. See "Description of Securities and Investment Techniques" in the SAI for further information.

International Active Fund

The International Active Fund seeks long term growth of capital. In pursuing this objective, the Fund invests primarily in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests, however, the Fund is not limited to the countries and weightings of the EAFE Index. Blairlogie applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. While Blairlogie endeavors to apply the same variables to all stockmarkets, the applicability of analytical tools can differ between countries. In selecting securities, Blairlogie considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. The Fund may invest in stock index futures contracts, foreign exchange futures contracts, and options thereon, and may sell (write) call and put options. The Fund also may engage in equity index swap transactions.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies which are described below and in the SAI.


Money Market Fund

The Money Market Fund seeks to provide current income consistent with stability of principal and liquidity. While there is no assurance that the Money Market Fund will achieve its investment objective, it endeavors to do so by complying with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market mutual funds and by following the investment policies described in this prospectus.

The Money Market Fund seeks money market yields with no anticipated fluctuations in principal. Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone is expected to provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness changes dramatically. The Fund cannot guarantee that it will always be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is neither insured nor guaranteed by the U.S. government.

The Money Market Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less. The average maturity of the money market instruments in the Money Market Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies of the Money Market Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

The Money Market Fund invests in high-quality money market instruments that are denominated and payable only in U.S. dollars and that are rated (or issued by an issuer that is rated with respect to its short-term debt) in either one of the two highest short-term rating categories by one or more NRSROs or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

     (1) domestic issues of corporate debt obligations, including variable rate demand notes;

     (2) commercial paper (including Canadian Commercial Paper ("CCP") and Europaper);

     (3) certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions;

     (4) short-term credit facilities, such as demand notes;

     (5) asset-backed securities;

     (6) obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities;

     (7) repurchase agreements; and

     (8) other money market instruments.

Concentration of Investments. The Money Market Fund may invest 25% or more of its total assets in securities issued by finance companies and banks. The finance companies in which the Money Market Fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. Captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent will, for purposes of industry concentration, be classified by the Money Market Fund in the industry of its parent corporation.

In addition, the Money Market Fund may invest more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

PORTFOLIO TURNOVER

Each Fund's turnover rate is not expected to exceed 50% annually. A Fund may purchase or sell securities to accommodate purchases and sales of its shares.


The Funds' portfolio turnover rates for the period May 9, 1997 (commencement of investment operations) through December 31, 1997 were as follows: High Quality Stock Fund--4%, Fixed Income Fund--157% and International Active Fund--61%. A high turnover rate, over 100%, may result in higher overall brokerage commissions, dealer mark-ups and mark-downs, and other direct transaction costs incurred. High turnover can also result in acceleration of the realization of gains, which may be short-term in nature and thus taxable to shareholders at ordinary rates.



IMPLEMENTATION OF POLICIES AND RISKS

In addition to the investment policies described above (and subject to certain restrictions described below), the Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Funds' SAI.


Government Securities

U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes and bonds. Securities issued or guaranteed by government agencies or instrumentalities include the following:

   [bullet] the Federal Housing Administration, Farmers Home Administration,
            Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

   [bullet] the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

   [bullet] the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

   [bullet] the Student Loan Marketing Association, the Interamerican
            Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.


Cash Equivalents

Each Fund may from time to time invest in cash or cash equivalents, which include, but are not limited to the following instruments:

        (a) short term (maturing in 13 months or less) obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof;

        (b) obligations of banks (including certificates of deposit and bankers' acceptances) that have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000; and obligations of other banks or savings and loan associations if such obligations are federally insured, provided that not more than 10% of the total assets of the Fund will be invested in such other insured obligations;

        (c) commercial paper rated in the top two categories by an NRSRO (short-term unsecured promissory notes of corporations including variable rate master demand notes) or if unrated, of comparable quality, as determined by the Adviser or the Sub-Adviser;

        (d) short term (maturing in 13 months or less) corporate obligations;

        (e) obligations of U.S. and non-U.S. issuers denominated in U.S. dollars and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit, and including variable rate master demand notes and floating rate notes; and

        (f) debt instruments not specifically described if such instruments are deemed by the Sub-Advisers to be of comparable high quality and liquidity.

Each Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

For a description of the ratings referred to above, see Appendices B and C to this Prospectus.

Foreign Securities

The High Quality Stock Fund and the International Active Fund may invest in foreign securities. These include dollar-denominated securities traded in the U.S. on the New York Stock Exchange (the "NYSE"). The High Quality Stock Fund may invest in foreign securities if the foreign securities are traded on the NYSE.

The International Active Fund may invest directly in foreign equity securities; U.S. dollar- or foreign currency-denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities represented by European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs"), or Global Depositary Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs are global receipts similar to ADRs and may be offered privately in the United States and also trade in public or private markets in other countries.

Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.


Foreign Currency Transactions

Foreign currency rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which the International Active Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The International Active Fund may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate liquid assets, such as cash or high grade debt obligations, in a segregated account to cover forward currency contracts entered into for non-hedging purposes.


MANAGEMENT

The Board of Trustees is responsible for the overall operations of the Trust, including reviewing the actions of the Trust's Adviser and Sub-Advisers as set forth below. The Trust's officers supervise the daily business operations of the Trust.


PB Investment Advisors, Inc., 400 West Market Street, Louisville, Kentucky 40202, has been retained under an Investment Advisory Agreement with the Trust, dated as of March 25, 1997, in general to supervise the management and investment program of the Trust and each Fund. In addition, the Adviser generally manages the affairs of the Trust, subject to the supervision of the Board of Trustees. For information about the Board of Trustees and the Trust's officers, see "Management" in the SAI. Under the Investment Advisory Agreement, the Adviser receives an investment advisory fee equal to an annual rate of 0.65% of the daily net asset value of the Fixed Income Fund, 0.65% of the daily net asset value of the High Quality Stock Fund, 0.90% of the daily net asset value of the International Active Fund, and 0.40% of the daily net assets of the Money Market Fund.

The Adviser is wholly owned by Commonwealth General Corporation, a wholly owned subsidiary of AEGON USA, Inc. AEGON USA, Inc. is an indirect wholly owned subsidiary of AEGON n.v. Vereniging AEGON ( a Netherlands membership association) has a 53.63% interest in AEGON n.v.

Atlanta Capital Management Company, L.L.C., Two Midtown Plaza, Suite 1600, 1360 Peachtree Street, Atlanta, Georgia 30309, has been retained by the Adviser pursuant to a Sub-Advisory Agreement with the Adviser, dated as of March 25, 1997, to serve as the sub-adviser to the High Quality Stock Fund and the Fixed Income Fund and in that capacity to select investments for those Funds. Atlanta Capital, founded in 1969, performs investment management services for various clients, including pension, profit sharing and other employee benefit plans as well as other institutions and individuals. The firm manages approximately $2.8 billion in fixed income and equity assets. Atlanta Capital is owned and operated by six partners. For these services Atlanta Capital receives a fee from the Adviser based on the daily net assets of the High Quality Stock Fund and Fixed Income Fund. This fee equals .50% annually on assets up to $25 million, and .40% on assets above $25 million and up to $50 million, and .30% annually on assets over $50 million.

Blairlogie Capital Management, 125 Princes Street, Fourth Floor, Edinburgh EH2 4AD, Scotland, has been retained by the Adviser pursuant to a Sub-Advisory Agreement with the Adviser dated as of March 25, 1997, to serve as the sub-adviser to the International Active Fund. Blairlogie is an investment management firm, organized as a limited partnership under the laws of Scotland, United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners, L.P., a limited partnership, the general partner of which is Pacific Financial Asset Management Corporation, and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire its 25% interest in four annual installments beginning December 31, 1998. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of July 31, 1997 of approximately $.9 billion. Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organization ("IMRO") in the United Kingdom. As compensation for its services, the Adviser pays Blairlogie a fee based on the daily net assets of the International Active Fund. This fee equals 0.65% annually on assets up to $50 million, and 0.50% annually on assets above $50 million.

Federated Investment Counseling, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, has been retained by the Adviser pursuant to a Sub-Advisory Agreement with the Adviser, dated as of March 25, 1997, to serve as the sub-adviser to the Money Market Fund. Federated, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Investment Counseling and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $140 billion invested across more than 372 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,200 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,700 financial institutions nationwide. As compensation for its services, the Adviser pays Federated a fee at an annual rate of 0.25% based on the daily net assets up to $75 million and 0.20% annually on assets above $75 million of the Money Market Fund.

The investment professionals primarily responsible for the management of each Fund (other than the Money Market Fund), with the respective responsibilities and business experience for the past five years are as follows:

High Quality Stock Fund: Daniel W. Boone III, Senior Partner of Atlanta Capital. He is responsible for the research and portfolio management of the High Quality Stock Fund's equity portfolio and oversight of the equity investment process. Mr. Boone joined Atlanta Capital in 1976.

Fixed Income Fund: Gregory L. Coleman, Partner of Atlanta Capital. He is responsible for the fixed income trading, portfolio management of the Fixed Income Fund and investment strategy. Mr. Coleman joined Atlanta Capital in 1990.


International Active Fund: James Smith, a Managing Director and Chief Investment Officer of Blairlogie. Mr. Smith is responsible for managing an investment team of six professionals who, in turn, specialize in selection of stocks within Europe, Asia, the Americas and in currency and derivatives. He joined Blairlogie as a founder in 1992 and previously served as a senior portfolio manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients.


YEAR 2000

The Funds' operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, the Administrator and the Custodian. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds. The Adviser has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. The Adviser has also been informed that comparable steps are being taken by the Funds' other major service providers. The Adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser.



PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund are purchased or redeemed at their respective net asset values next computed after receipt of an order (without a sales charge). For information on how shares of the Funds are purchased and redeemed, read the Contract prospectus.


NET ASSET VALUE AND PRICING

The net asset value of shares of each Fund is determined as of the close of trading on each day the New York Stock Exchange is open for trading (currently 4:00 p.m. Eastern Time). The net asset value of shares for each Fund is determined by adding up the value of its securities (determined as set forth below) and other assets, subtracting the liabilities, and dividing by the number of shares outstanding.

Securities held by the Funds (other than the Money Market Fund) are valued based upon readily available market quotations. Where such market quotations are not available, securities are valued at fair value as determined by or under the general supervision of the Board of Trustees.


The securities in the Money Market Fund are valued on an amortized-cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under most conditions, Federated believes it will be possible to maintain the net asset value of the Fund at $1.00 per share. Calculations are periodically made to compare the value of the Fund's portfolio valued at amortized cost with market values. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. See "Net Asset Values of the Shares of the Funds" in the SAI for details.



DIVIDENDS, DISTRIBUTIONS AND TAXES


Each Fund is treated as a separate taxable entity and will elect to qualify as a "regulated investment company" under applicable provisions of the Internal Revenue Code of 1986 (the "Code"). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will be allowed a deduction for amounts distributed to its shareholders from its ordinary income and net realized capital gains and will not be subject to federal income tax on such amounts. To qualify for treatment as a "regulated investment company," each Fund must, among other things, derive in each taxable year at least 90 percent of its gross income from dividends, interest and gains from the sale or other disposition of securities.


Each Fund intends to distribute sufficient net investment income to avoid the application of federal income tax on the Trust. Each Fund also intends to distribute sufficient income to avoid the losses from the sale of its investments less its estimated expenses (including fees payable to the Adviser).

In order to comply with certain potentially applicable regulations under Section 817(h) of the Code concerning variable annuity contracts and variable life insurance policies, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value on each Fund is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Dividends from the Funds (other than the Money Market Fund) will be declared and distributed at such frequency, but at least annually, and in such amount as to assure compliance with the Code. Dividends from the Money Market Fund will be declared on each day its net asset value is calculated except bank holidays. Income earned on weekends, holidays (including bank holidays), and days on which net asset value is not calculated is declared as a dividend on the day on which the Fund's net asset value was most recently calculated. The Trustees may decide to declare dividends at other intervals.

All net realized long-term capital gains of the Trust, if any, are declared and distributed annually after the close of the Trust's fiscal year to the shareholders of the Fund or Funds to which such gains are attributable.


PERFORMANCE AND YIELD INFORMATION

From time to time, the Trust may advertise a variety of types of performance information including "yield," "average annual total return," "total return," "cumulative total return," and "effective yield." Each of these figures will be based on historical information and is not intended to indicate future performance of the Funds.

The yield of a Fund (other than the Money Market Fund) refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a twelve-month period and is shown as a percentage of the investment. The Money Market Fund's yield and effective yield are measures of the net investment income per share earned by the Fund over a specific seven-day period and are shown as a percentage of the investment. However, effective yield will be slightly higher than the yield because effective yield assumes that the net investment income earned by the Fund will be reinvested.

The total return of a Fund refers to return quotations assuming an investment has been held in the Fund for various periods of time including, but not limited to, one year and a period measured from the date the Fund commenced operations. When a Fund has been in operation for five and ten years, respectively, the total return for these periods will be provided. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

The yield and total return calculations do not reflect the effect of the charges that may be applicable to a particular Contract or separate account. Such charges will reduce the net yield and total return of that Contract. Performance figures for a Fund will only be advertised if the comparable figures for the Contract are included in the advertisement.


GENERAL INFORMATION

Shares of Beneficial Interest

All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference, conversion, exchange or similar rights, and are freely transferrable. In addition, each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund. Providian Life and Health Insurance Company Separate Account V and First Providian Life and Health Insurance Company Separate Account C are the legal owners of the shares each holds and as such each has the right to vote to elect the Trustees of the Trust, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of presently applicable law, Providian Life and Health Insurance Company Separate Account V and First Providian Life and Health Insurance Company Separate Account C will vote the shares of the Trust at special meetings of the shareholders of the Trust in accordance with instructions received from Contract Owners.


Independent Auditors

Ernst & Young LLP has been selected as independent auditors for the Trust and will audit each Fund's financial statements annually.



Legal Counsel

Legal advice regarding certain matters relating to the Federal securities laws has been provided by Jorden Burt Boros Cicchetti Berenson & Johnson LLP, Washington, D.C.


Custodian

Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105, is the Custodian of the Trust's assets.



Reports to Shareholders

The Trust will send annual and semi-annual reports to Contract Owners showing the financial conditions of the Funds and the investments held in each.


Other Information

Inquiries and requests for the Statement of Additional Information should be directed to the Trust at (800) 866-0005 or P.O. Box 32700, Louisville, Kentucky 40232.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:


                                TABLE OF CONTENTS

                                                        Page
                                                        ----
Investment Policies.....................................  2
Description of Securities and Investment Techniques.....  5
Portfolio Turnover and Securities Transactions.......... 24
Management.............................................. 26
Net Asset Values of the Shares of the Funds............. 28
Investment Performance.................................. 29
Taxes................................................... 33
General Information..................................... 33
Independent Auditors.................................... 35
Financial Statements.................................... 35

                         APPENDIX A--STANDARD AND POOR'S
                EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

In establishing Standard and Poor's quality rankings for common stocks, growth and stability of earnings and dividends are deemed key elements. The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

            A+ Highest      A-  Above Average    B-  Lower
            A  High         B+  Average          C   Lowest
                            B   Below Average    D   in Reorganization

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

                    APPENDIX B--DESCRIPTION OF CORPORATE BOND
                                     RATINGS

Moody's Investor Service, Inc.'s Corporate Bond Ratings:

Aaa--Bonds which are rated Aaa by Moody's Investor Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Ratings Group's Corporate Bond Ratings:

AAA--This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC--Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       APPENDIX C--SHORT-TERM DEBT RATINGS

                               MOODY'S SHORT-TERM
                                  DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

[bullet] Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     [bullet] Leading market positions in well-established industries.

     [bullet] High rates of return on funds employed.

     [bullet] Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     [bullet] Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     [bullet] Well-established access to a range of financial markets and assured sources of alternate liquidity.

[bullet] Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

[bullet] Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

     When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

     Moody's makes no representation that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

Standard & Poor's Short-Term Issue Credit Ratings

     'A-1' A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     'A-2' A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     'A-3' A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     'B' A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     'C' A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     'D' A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                   PROSPECTUS


                                 PB Series Trust
                        (Formerly Providian Series Trust)
                                 P.O. Box 32700
                           Louisville, Kentucky 40232
                                   May 1, 1998

PB Series Trust (the "Trust") is a diversified investment company presently consisting of nine separate series each having different investment objectives and policies. This prospectus describes five series of shares, each a professionally managed investment portfolio (a "Portfolio"). These Portfolios currently serve as the investment medium for variable annuity contracts ("Contracts") offered by insurance companies (see "Purchase and Redemption of Shares") and qualified plans. Each Portfolio seeks to achieve its objective by investing in a number of PB mutual funds. This prospectus also describes the Money Market Fund, which is available only for the purpose of depositing and holding initial purchase payments during the Free Look Period for the Contracts issued in certain states.


The Capital Preservation Portfolio seeks high current income with low volatility of principal.

The Income Oriented Portfolio seeks income and, secondarily, long term growth of capital.

The Growth and Income Portfolio seeks growth of capital and income.

The Capital Growth Portfolio seeks long term growth of capital and, secondarily, current income.

The Maximum Appreciation Portfolio seeks capital appreciation.

The Money Market Fund seeks to provide current income consistent with stability of principal and liquidity. The Money Market Fund invests in money market instruments maturing in thirteen months or less from the time of investment. An investment in the Money Market Fund is not insured or guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Trust may offer other series of shares in the future. The Portfolios' shares (and the Money Market Fund's shares) will not be offered directly to the public. There is no assurance that any of the Portfolios will achieve their investment objectives.


This Prospectus sets forth concisely the information about the Trust, each of the Portfolios, and the Money Market Fund that an investor should know before investing. A Statement of Additional Information (the "SAI") dated May 1, 1998, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling or writing the Trust.


INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   The date of this Prospectus is May 1, 1998.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
SUMMARY...............................................................      3

FINANCIAL HIGHLIGHTS .................................................      5

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS..................      7

RISK FACTORS AND SPECIAL CONSIDERATIONS...............................      9

PORTFOLIO TURNOVER....................................................     10

INVESTMENT RESTRICTIONS...............................................     10

DESCRIPTION OF THE UNDERLYING FUNDS...................................     10

IMPLEMENTATION OF POLICIES AND RISKS OF THE UNDERLYING FUNDS..........     15

MANAGEMENT............................................................     18

PURCHASE AND REDEMPTION OF SHARES.....................................     21

NET ASSET VALUE AND PRICING...........................................     21

DIVIDENDS, DISTRIBUTIONS AND TAXES....................................     22

PERFORMANCE AND YIELD INFORMATION.....................................     23

GENERAL INFORMATION...................................................     23

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.................     25

APPENDIX A--COMMON STOCK RANKINGS......................................    A-1

APPENDIX B--CORPORATE BOND RATINGS.....................................    B-1

APPENDIX C--SHORT-TERM DEBT RATINGS....................................    C-1

                                     SUMMARY


PB Series Trust (the "Trust") was organized as a Massachusetts business trust on October 22, 1996. The Trust is a diversified, no-load, open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). The Trust is a "series" type of mutual fund which issues separate classes (or series) of stock, each of which represents a separate diversified portfolio of investments. This Prospectus offers shares of five investment portfolios ("Portfolios") of the Trust and the Money Market Fund (for the purpose of holding initial deposits during the free look period for Contracts issued in certain states).

Investment Objectives. Each Portfolio seeks to achieve its objective by investing in a number of other PB mutual funds. The Capital Preservation Portfolio seeks high current income with low volatility of principal. The Income Oriented Portfolio seeks income and, secondarily, long-term growth of capital. The Growth and Income Portfolio seeks growth of capital and income. The Capital Growth Portfolio seeks long-term growth of capital and, secondarily, current income. The Maximum Appreciation Portfolio seeks capital appreciation. Each Portfolio seeks to achieve its investment objective by investing in a diverse mix of "Underlying Funds," which consist of open-end management investment companies or series thereof for which PB Investment Advisors, Inc. acts as investment adviser. Investors may choose to invest in one of the Portfolios based on their personal investment goals, risk tolerance and financial circumstances. See "Investment Objectives and Policies of the Portfolios."


The shares of the Portfolios are offered to separate accounts of insurance companies to fund variable annuity contracts issued by Providian Life and Health Insurance Company and First Providian Life and Health Insurance Company (together, "Providian Life"). Shares of the Portfolios may be offered to qualified plans and, in the future, in connection with variable life insurance policies. The rights of an insurance company holding Trust shares for a separate account are different from the rights of the owner of a Contract ("Contract Owner"). The terms "shareholder" or "shareholders" in this Prospectus shall refer to the insurance companies and qualified plans, and not to any Contract Owner.


PB Investment Advisors, Inc. (formerly Providian Investment Advisors, Inc.) (the "Adviser") serves as each Portfolio's investment adviser. Atlanta Capital Management Company, L.L.C. ("Atlanta Capital") serves as each Portfolio's sub-adviser. Federated Investment Counseling ("Federated") serves as the sub-adviser to the Money Market Fund. Atlanta Capital, Federated, and Blairlogie Capital Management ("Blairlogie") serve as sub-advisers to the Underlying Funds (collectively referred to as the "Sub-Advisers"). The Adviser supervises the Trust's overall management and investment program, performs a variety of administrative services on behalf of the Trust, pays the Sub-Advisers of the Underlying Funds and fees and expenses of officers and Trustees of the Trust who are affiliated persons of the Adviser, the Sub-Advisers or the Trust. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of Trustees who are unaffiliated persons of the Adviser, the Sub-Advisers, or the Trust. Although the Portfolios do not pay an investment management fee in connection with management of the Portfolios, the Portfolios will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Funds. The Adviser has agreed to waive operating expenses of each Portfolio and to limit the operating expenses (excluding advisory fees) of each Underlying Fund so that the ratio of expenses to net assets on an annual basis incurred does not exceed .25%. Expenses in excess of such amounts will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations or (b) the termination by the Trustees or the Funds' or the Portfolios' shareholders, but not the Adviser, of the Trust's Advisory Agreement with the Adviser.

Risk Factors and Special Considerations. The assets of each Portfolio are invested in certain Underlying Funds, so each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds held to meet their objectives as well as the allocation among those Underlying Funds by the Adviser and Atlanta Capital. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved.

The value of the Underlying Funds' investments, and thus the net asset value of both those Underlying Funds' and the Portfolios' shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. For a description of the risks involved in an investment in the Portfolios, see "Investment Objectives and Policies of the Portfolios," and "Description of the Underlying Funds."

                                 PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS

The following financial highlights for the period May 9, 1997 (commencement of investment operations) through December 31, 1997 have been audited by Ernst & Young LLP. Such information should be read in conjunction with the financial statements of the Trust and the report of Ernst & Young LLP, the Trust's independent auditors, which is included in the SAI.

For a share outstanding throughout the period May 9, 1997 (commencement of investment operations) through December 31, 1997.



                                                                                  Capital        Income        Growth &
                                                                                Preservation    Oriented        Income
                                                                                 Portfolio      Portfolio      Portfolio
                                                                                 ---------      ---------      ---------
Net asset value, beginning of period........................................      $10.00        $10.00         $10.00
                                                                                  ------        ------         ------
Net investment income ......................................................        0.24          0.20           0.18
Net realized and unrealized gain on investments.............................        0.26          0.68           0.84
                                                                                  ------        ------         ------
Total from investment operations............................................        0.50          0.88           1.02
                                                                                  ------        ------         ------
Net investment income.......................................................       (0.24)        (0.20)         (0.18)
Net realized gains..........................................................       (0.03)        (0.05)         (0.12)
                                                                                  ------        ------         ------
Total distributions.........................................................       (0.27)        (0.25)         (0.30)
                                                                                  ------        ------         ------
Net asset value, end of period..............................................      $10.23        $10.63         $10.72
                                                                                  ======        ======         ======
Total return (2)............................................................        4.92%         8.84%         10.25%
                                                                                  ======        ======         ======
Ratios and supplemental data:
Net assets, end of period...................................................     $26,774       $  8,256       $180,830
Ratio of operating expenses to average net assets (3).......................          --             --             --
Ratio of operating expenses to average net assets before voluntary
  expense reimbursement (1)(3)..............................................      161.07%      1,978.36%         30.27%

Ratio of net investment income to average net assets (3)....................        8.69%         26.94%          7.93%
Ratio of net investment loss to average net assets before voluntary
  expense reimbursement (1)(3)..............................................     (152.38%)    (1,951.42%)       (22.34%)

Portfolio turnover rate (4).................................................          32%             0%            24%



(1) Net investment income is after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not undertaken to reimburse expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.

(2) Total return figures are not annualized. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.

(3)  Annualized for periods less than one year.

(4)  Portfolio turnover rates are not annualized.

                                 PB SERIES TRUST
                          FINANCIAL HIGHLIGHTS (Cont.)

The following financial highlights for the period May 9, 1997 (commencement of investment operations) through December 31, 1997 have been audited by Ernst & Young LLP. Such information should be read in conjunction with the financial statements of the Trust and the report of Ernst & Young LLP, the Trust's independent auditors, which is included in the SAI.

For a share outstanding throughout the period May 9, 1997(commencement of investment operations) through December 31, 1997.



                                                                               Capital        Maximum         Money
                                                                                Growth     Appreciation      Market
                                                                              Portfolio      Portfolio        Fund
                                                                              ---------      ---------        ----

Net asset value, beginning of period......................................     $10.00        $10.00          $1.00
Income from investment operations:
Net investment income ....................................................       0.13          0.07           0.03
Net realized and unrealized gain on investments...........................       1.13          1.41             --
                                                                             --------      --------     ----------
Total from investment operations..........................................       1.26          1.48           0.03
                                                                             --------      --------     ----------
Less distributions from:
Net investment income.....................................................      (0.13)        (0.07)         (0.03)
Net realized gains........................................................      (0.09)        (0.12)            --
                                                                             --------      --------     ----------
Total distributions.......................................................      (0.22)        (0.19)         (0.03)
                                                                             --------      --------     ----------
Net asset value, end of period............................................     $11.04        $11.29          $1.00
                                                                             ========      ========     ===========
Total return (2)..........................................................      12.67%        14.82%          3.31%
                                                                             ========      ========     ==========
Ratios and supplemental data:
Net assets, end of period.................................................   $816,349      $244,738     $2,361,341
Ratio of operating expenses to average net assets (3).....................         --            --           0.65%
Ratio of operating expenses to average net assets before voluntary
  expense reimbursement (1)(3)............................................      20.00%        24.59%          2.67%
Ratio of net investment income to average net assets (3)..................       6.13%         3.19%          5.03%
Ratio of net investment income (loss) to average net assets before
voluntary  expense reimbursement (1)(3)...................................     (13.87%)      (21.40%)         3.01%
Portfolio turnover rate (4)...............................................          2%            6%            N/A
Average commission rate paid per equity share traded......................        N/A           N/A             N/A

(1) Net investment income is after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not undertaken to reimburse expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.

(2) Total return figures are not annualized. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.

(3)  Annualized for periods less than one year.

(4)  Portfolio turnover rates are not annualized.

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

The Portfolios will be managed so that each Portfolio can serve as a complete investment program for the Contracts. Each of the Portfolios invests in a select group of Underlying Funds suited to the Portfolio's particular investment objective. The allocation of assets among Underlying Funds within each Portfolio is determined by Atlanta Capital within guidelines established by the Trustees of the Trust according to fundamental and quantitative analysis of the expected long term return and risk characteristics for each Underlying Fund. Because the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large scale changes in the allocation of a Portfolio's investments among Underlying Funds. The Portfolios are not designed as a tactical asset allocation vehicle, but rather as a simple and conservative approach to helping investors meet retirement and other long-term goals.

The Trust is an open-end, diversified, management investment company that currently offers nine investment portfolios. The Portfolios seek to achieve their investment objective by investing within specified ranges among Underlying Funds. Initially, each Portfolio will invest in the Underlying Funds listed below.

Atlanta Capital will allocate investments for each Portfolio among Underlying Funds based on their outlook for the economy, financial markets and the relative performance of the Underlying Funds. The allocation among the Underlying Funds will be made within investment ranges established by the Trustees of the Trust which designate minimum and maximum percentages for each of the Underlying Funds.

The Capital Preservation Portfolio seeks high current income with low volatility of principal. The Income Oriented Portfolio seeks income and, secondarily, long term growth of capital. The Growth and Income Portfolio seeks growth of capital and income. The Capital Growth Portfolio seeks long term growth of capital and, secondarily, current income. The Maximum Appreciation Portfolio seeks capital appreciation. Each Portfolio's investment objective is fundamental and may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that any Portfolio's investment objective will be achieved.

By investing in Underlying Funds, the Portfolios seek to maintain different allocations between equity funds and fixed income funds (including the Money Market Fund) depending on a Portfolio's investment objective. Allocating investments between equity funds and fixed income funds permits each Portfolio to attempt to optimize performance consistent with its investment objective. The tables below illustrate the initial equity/fixed income/money market fund allocation targets and ranges for each Portfolio:

Equity/Fixed Income/Money Market Fund Range (Percent of Each Portfolio's Net Assets)

                                             Initial               Policy
Type of Fund                                  Target                Range
------------                                  ------                -----
Capital Preservation Portfolio
     Equity..........................            0                     0
     Fixed Income....................           50%               40%-60%
     Money Market....................           50%               40%-60%
                                               ---
                                               100%
Income Oriented Portfolio
     Equity..........................           35%               25%-40%
     Fixed Income....................           50%               40%-60%
     Money Market....................           15%                 0-25%
                                               ---
                                               100%
Growth and Income Portfolio
     Equity..........................           50%               40%-60%
     Fixed Income....................           40%               30%-50%
     Money Market....................           10%                 0-25%
                                               ---
                                               100%
Capital Growth Portfolio
     Equity..........................           75%               60%-85%
     Fixed Income....................           25%               15%-35%
     Money Market....................            0                  0-25%
                                               ----
                                               100%
Maximum Appreciation Portfolio
     Equity..........................          100%              85%-100%
     Fixed Income....................            0                  0-15%
     Money Market....................            0                  0-15%
                                               ----
                                               100%

The Portfolios invest their assets in the Underlying Funds listed below within the ranges indicated.


                             Investment Range (Percent of Each Portfolio's Net Assets)

                                     Capital             Income         Growth &       Capital         Maximum
                                  Preservation          Oriented         Income         Growth       Appreciation
Underlying Fund                     Portfolio          Portfolio       Portfolio      Portfolio       Portfolio
---------------                     ---------          ---------       ---------      ---------       ---------
High Quality Stock Fund......             0%             15-40%         25-55%          35-75%          50-90%
International Active Fund....             0%              0-10%          5-15%          10-25%          10-35%
Total Equity Funds...........             0%             25-40%         40-60%          60-85%         85-100%
Fixed Income Fund............         40-60%             40-60%         30-50%          15-35%           0-15%
Money Market Fund............         40-60%              0-25%          0-25%           0-25%           0-15%

The Underlying Funds have been selected to represent a broad spectrum of investment options for the Portfolios. The equity/fixed income/money market ranges and the investment ranges are based on the degree to which the Underlying Funds selected are appropriate for a Portfolio's particular investment objective. If, as a result of appreciation or depreciation, the percentage of a Portfolio's assets invested in an Underlying Fund exceeds or is less than the applicable percentage limitations set forth above, Atlanta Capital will consider, in its discretion, whether to reallocate the assets of the Portfolio to comply with the foregoing percentage limitations. The particular Underlying Funds in which each Portfolio may invest, the equity/fixed income/money market fund targets and ranges and the investment ranges applicable to each Underlying Fund may be changed from time to time by the Board of Trustees without the approval of the Portfolio's shareholders.

Each Portfolio can invest a certain portion of its cash reserves in money market instruments and U.S. government securities. Each Portfolio may also invest its cash reserves in the Money Market Fund. A reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments, and serves as a short term defense during periods of unusual volatility.

For information about the investment objectives of each of the Underlying Funds and the investment techniques and the risks involved in the Underlying Funds, please refer to "Description of the Underlying Funds" and the SAI.


RISK FACTORS AND SPECIAL CONSIDERATIONS

Investment Practices of the Underlying Funds. The different types of securities and investment techniques common to one or more of the Underlying Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with changes in interest rates.

The Portfolios differ in terms of stock market risk, interest rate risk, and credit risk. Stock market risk is the possibility that stock prices in general will decline over short or extended periods. Stock markets tend to be cyclical with periods when stock prices generally rise or fall. The Maximum Appreciation, Capital Growth, Growth and Income and Income Oriented Portfolios also may have exposure to foreign stock markets, which are generally thought to be riskier than domestic markets. Interest rate risk is the possibility that bond prices will decline over short or long periods due primarily to changes in market interest rates. Credit risk is the possibility that an issuer's ability to make debt service payments will decline.

Three of the Portfolios, Maximum Appreciation, Capital Growth and Growth and Income, will have a higher exposure to stock market risk because of the significant investment these Portfolios have in equity funds. The other two Portfolios, Capital Preservation and Income Oriented, will have higher exposure to interest rate and credit risk because of the significant investment exposure these Portfolios have in bond funds.

The investments and investment techniques common to one or more of the Underlying Funds are described in greater detail, including the risks of each, in the "Description of Securities and Investment Techniques" in the SAI.

Affiliated Persons. The Adviser, the investment manager of the Portfolios, Atlanta Capital, the sub-adviser of the Portfolios, and the officers and Trustees of the Trust presently serve as investment adviser, sub-adviser, and Trustees, respectively, of the Underlying Funds. Therefore, conflicts theoretically may arise as these persons fulfill their fiduciary responsibilities to the Portfolios and the Underlying Funds.


PORTFOLIO TURNOVER

Each Portfolio's turnover rate is not expected to exceed 25% annually. A Portfolio may purchase or sell securities to (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in the Underlying Funds in response to market conditions; or (c) maintain or modify the allocation of its assets between equity and fixed income/money market funds and among the Underlying Funds within the percentage limits described previously.

The Portfolios' turnover rates for the period from May 9, 1997 (commencement of investment operations) through December 31, 1997 were as follows: Capital Preservation Portfolio--32%, Income Oriented Portfolio--0%, Growth and Income Portfolio--24%, Capital Growth Portfolio--2% and Maximum Appreciation Portfolio--6%.


INVESTMENT RESTRICTIONS

In addition to the investment objectives of each Portfolio, the Portfolios are subject to investment restrictions that are described under "Investment Policies" in the SAI. Each Portfolio's investment objective and investment restrictions are "fundamental policies," which means that they may not be changed without a majority vote of shareholders of the affected Portfolios. Except for fundamental policies, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Board of Trustees may change them without shareholder approval. See "Description of Securities and Investment Techniques" and "Investment Policies" in the SAI for further information.

The following is a concise description of the investment objectives and practices for each of the Underlying Funds in which the Portfolios may invest. There can be no assurance that the investment objectives of the Underlying Funds will be met. Additional information regarding the investment practices of the Underlying Funds is located in the SAI and in the prospectus of the Underlying Funds. No offer is made in this Prospectus of any of the Underlying Funds except the Money Market Fund, which is only used during the Free Look Period under the Contracts in certain states.


DESCRIPTION OF THE UNDERLYING FUNDS

Four Underlying Funds serve as investment medium for the Portfolios. The investment objectives of the four Underlying Funds are as follows:

o The High Quality Stock Fund seeks long-term growth of capital. The Fund pursues its investment objective by investing primarily in stocks of three categories of companies that are publicly traded in the United States: the 500 largest in market capitalization, the 501st to the 1250th largest in market capitalization, and the 1000th to the 3000th largest in market capitalization at the time of purchase.

o The Fixed Income Fund seeks the highest level of income as is consistent with the preservation of capital. The Fund pursues its investment objective primarily by investing in investment grade debt securities, which range in maturity from one to ten years, including securities issued by the U.S. government or an agency or instrumentality of the U.S. government, asset-backed securities and corporate debt obligations.

o The International Active Fund seeks long term growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of international equity securities.

o The Money Market Fund seeks to provide current income consistent with stability of principal and liquidity. The Fund invests in money market instruments maturing in thirteen months or less from the time of investment.

The Adviser serves as each Underlying Fund's investment adviser. Atlanta Capital serves as the sub-adviser to the High Quality Stock Fund and the Fixed Income Fund. Blairlogie serves as the sub-adviser to the International Active Fund. Federated serves as the sub-adviser to the Money Market Fund.


High Quality Stock Fund

In seeking its objective of long term growth of capital, the High Quality Stock Fund will attempt to achieve a high total return (i.e., price appreciation plus potential dividend yield) primarily through investment in selected high quality common stocks of large, medium and small size companies that are publicly traded in the United States. The High Quality Stock Fund primarily selects stocks from among three categories of companies: the 500 largest in market capitalization, the 501st to the 1250th largest in market capitalization and the 1000th to the 3000th largest in market capitalization at the time of purchase. Each company must have a common stock ranking of B+ or better by Standard & Poor's Ratings Group ("S&P") (or if not ranked by S&P, or comparable quality ranking by another recognized ranking service, or if unranked, be of comparable quality in the opinion of Atlanta Capital) (this standard is referred to as a "common stock ranking of B+ or better"). From this universe of stock issues, Atlanta Capital selects stocks based upon a favorable combination of valuation, price volatility and earnings stability. Approximately 50 stocks of large market capitalization companies, 60 stocks of medium market capitalization companies, and 75 stocks of small market capitalization companies are included in the Fund's portfolio.

Atlanta Capital, the investment sub-adviser to the High Quality Stock Fund, generally believes that high quality companies, that is, companies with superior track records of consistent earnings and dividend growth, tend to outperform the stock market over the long term. The Fund seeks to outperform its benchmarks, the S&P 500 Composite Stock Price Index and the Russell 3000 Index. Atlanta Capital's stock selection methods will be based upon, among other things, the analysis of variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price action of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios.

By investing in securities that are subject to market risk, the High Quality Stock Fund is also subject to greater fluctuations in its market values and a higher degree of risk as compared to a fund seeking stability of principal, such as a money market fund or a fund investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (these obligations are referred to in this Prospectus as "U.S. government securities").

The High Quality Stock Fund's investment philosophy is based on extensive research which shows that high-quality growth companies have produced consistently increasing earnings and dividends, thereby providing attractive returns with moderate risk over the long term. To qualify for purchase, each company must have a common stock ranking of B+ or better. Atlanta Capital will conduct fundamental income statement and balance sheet research on individual companies to estimate future sustainable growth rates, evaluate current earnings momentum, and estimate relative value of the stock. Atlanta Capital intends to sell stocks based on such factors as deteriorating fundamentals, below B+ quality ranking, and/or poor relative valuation.

If market conditions indicate their desirability, Atlanta Capital may, for defensive purposes, temporarily invest, without limitation, the assets of the High Quality Stock Fund in cash or cash equivalents. See "Cash Equivalents" below, and "Debt Securities" under "Description of Securities and Investment Techniques" in the SAI for further information.


Fixed Income Fund

In seeking its objective of the highest level of income as is consistent with the preservation of capital, the Fixed Income Fund will invest in securities issued by the U.S. government or an agency or instrumentality of the U.S. government, including mortgage-related securities. The U.S. government securities which may be purchased by the Fixed Income Fund include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. The Fixed Income Fund may also purchase instruments issued or guaranteed by agencies or instrumentalities of the United States government, including mortgage-related securities.


The Fixed Income Fund may also purchase mortgage-related securities and asset-backed securities not issued by the U.S. government or any agency or instrumentality thereof. The Fixed Income Fund may also invest in investment grade corporate debt securities rated in one of the three highest rating categories by Moody's Investor Service, Inc. ("Moody's"), S&P, Fitch ICA, Inc., or another nationally recognized statistical rating organization ("NRSRO"), or if unrated, of comparable quality in the opinion of Atlanta Capital. While non-U.S. government securities may present greater credit risk than U.S. government securities, they also tend to afford higher yields than U.S. government securities. Debt securities purchased by the Fund may be of any maturity. It is anticipated that the weighted average maturity of the debt portfolio generally will be between 3 and 7 years, but may be shorter or longer under unusual market circumstances.


Among the mortgage-related securities that may be purchased by the Fixed Income Fund are "mortgage-backed securities" of the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). These mortgage-backed securities include "pass-through" securities and "participation certificates," both of which are similar, representing pools of mortgages that are assembled, with interests sold in each pool. Payments of principal (including prepayments) and interest by individual mortgagors are "passed through" to the holders of the interests in each pool; thus, each payment to holders may contain varying amounts of principal and interest. Another type of mortgage-backed security is the collateralized mortgage obligation ("CMO"). A CMO is a security that is backed by mortgage pass-through securities or in some cases mortgage loans. The cash flow from the pass-throughs or loans is redirected to one or more classes or tranches in a prescribed manner. Timely payment of principal and interest on GNMA pass-throughs is guaranteed by the full faith and credit of the United States. FHLMC and FNMA are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. See "Mortgage-Backed Securities" under "Description of Securities and Investment Techniques" in the SAI for further information.

There is minimal credit risk involved in the purchase of government or government-guaranteed securities. However, as with any fixed income investment, when interest rates decline, the market value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a portfolio invested at lower yields can be expected to decline. Therefore, Atlanta Capital may engage in portfolio trading to take advantage of market developments and yield disparities, for example, shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal, or lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal.

The Fixed Income Fund seeks to outperform the Lehman Brothers Intermediate Aggregate Index (the "Index") over an interest rate cycle. (See the SAI for a description of the Index). The portfolio duration will generally range from 80% to 120% of the Index duration. Typically, this causes the weighted average maturity of the portfolio to vary between 3 and 7 years. Atlanta Capital sets duration strategy based on its assessment of secular and cyclical economic, demographic and political trends.

The Fixed Income Fund may invest in asset-backed securities which represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. The Fixed Income Fund may also use various other investment strategies and techniques when Atlanta Capital determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, entering into repurchase agreements and investing in when-issued or delayed delivery securities. See "Description of Securities and Investment Techniques" in the SAI for further information.


International Active Fund

The International Active Fund seeks long term growth of capital. In pursuing this objective, the Fund invests primarily in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Blairlogie applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. While Blairlogie endeavors to apply the same variables to all stock markets, the applicability of the analytical tools can differ between countries. In selecting securities, Blairlogie considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. The Fund may invest in stock index futures contracts, foreign exchange futures contracts, and options thereon, and may sell (write) call and put options. The Fund also may engage in equity index swap transactions. Investing in the securities of foreign entities involves special risks and considerations not typically associated with investing in U.S. companies. For information on other investment policies and practices, see the SAI for more details.


Money Market Fund

The Money Market Fund seeks to provide current income consistent with stability of principal and liquidity. While there is no assurance that the Money Market Fund will achieve its investment objective, it endeavors to do so by complying with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market mutual funds and by following the investment policies described in this prospectus.

The Money Market Fund will be used during the Free Look Period under the Contracts in certain states. Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone is expected to provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness changes dramatically. The Fund cannot guarantee that it will always be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is neither insured nor guaranteed by the U.S. government.

The Money Market Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less. The average maturity of the money market instruments in the Money Market Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies of the Money Market Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

The Money Market Fund invests in high-quality money market instruments that are denominated and payable only in U.S. dollars and that are rated (or issued by an issuer that is rated with respect to its short-term debt) in either one of the two highest short-term rating categories by one or more NRSROs or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

     (1) domestic issues of corporate debt obligations, including variable rate demand notes;

     (2) commercial paper (including Canadian Commercial Paper ("CCP") and Europaper);

     (3) certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions;

     (4) short-term credit facilities, such as demand notes;

     (5)  asset-backed securities;

     (6) obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities;

     (7)  repurchase agreements; and

     (8) other money market instruments.

Concentration of Investments. The Money Market Fund may invest 25% or more of its total assets in securities issued by finance companies and banks. The finance companies in which the Money Market Fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. Captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent will, for purposes of industry concentration, be classified by the Money Market Fund in the industry of its parent corporation.

In addition, the Money Market Fund may invest more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.


IMPLEMENTATION OF POLICIES AND RISKS OF THE UNDERLYING FUNDS

In addition to the investment policies described above (and subject to certain restrictions described below), the Underlying Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the SAI.

Government Securities

U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes and bonds. Securities issued or guaranteed by government agencies or instrumentalities include the following:

[bullet] the Federal Housing Administration, Farmers Home Administration,
         Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

[bullet] the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the
         Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

[bullet] the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

[bullet] the Student Loan Marketing Association, the Interamerican Development
         Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Cash Equivalents

Each Underlying Fund may from time to time invest in cash or cash equivalents, which include, but are not limited to the following instruments:

          (a) short term (maturing in 13 months or less) obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof;

          (b) obligations of banks (including certificates of deposit and bankers' acceptances) that have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000; and obligations of other banks or savings and loan associations if such obligations are federally insured, provided that not more than 10% of the total assets of the Underlying Fund will be invested in such other insured obligations;

          (c) commercial paper rated in the top two categories by an NRSRO (short-term unsecured promissory notes of corporations including variable rate master demand notes) or if unrated, of comparable quality, as determined by the Adviser or the Sub-Adviser;

          (d) short term (maturing in 13 months or less) corporate obligations;

          (e) obligations of U.S. and non-U.S. issuers denominated in U.S. dollars and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit, and including variable rate master demand notes and floating rate notes; and

          (f) debt instruments not specifically described if such instruments are deemed by the Sub-Advisers to be of comparable high quality and liquidity.

Each Underlying Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors, such as the Underlying Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Underlying Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

For a description of the ratings referred to above, see Appendices B and C to this Prospectus.


Foreign Securities

The High Quality Stock Fund and the International Active Fund may invest in foreign securities. These include dollar-denominated securities traded in the U.S. on the New York Stock Exchange (the "NYSE"). The High Quality Stock Fund may invest in foreign securities if the foreign securities are traded on the NYSE.

The International Active Fund may invest directly in foreign equity securities; U.S. dollar- or foreign currency-denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities represented by European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs"), or Global Depositary Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs are global receipts similar to ADRs and may be offered privately in the United States and also trade in public or private markets in other countries.

Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.


Foreign Currency Transactions

Foreign currency rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which the International Active Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The International Active Fund may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate liquid assets, such as cash or high grade debt obligations, in a segregated account to cover forward currency contracts entered into for non-hedging purposes.


MANAGEMENT

The Board of Trustees is responsible for the overall operations of the Trust, including reviewing the actions of the Trust's Adviser and Sub-Advisers as set forth below. The Trust's officers supervise the daily business operations of the Trust.

PB Investment Advisors, Inc., 400 West Market Street, Louisville, Kentucky 40202, has been retained under an Investment Advisory Agreement with the Trust, dated as of March 25, 1997, in general to supervise the management and investment program of the Trust and each Portfolio. In addition, the Adviser generally manages the affairs of the Trust, subject to the supervision of the Board of Trustees. For information about the Board of Trustees and the Trust's officers, see "Management" in the SAI. The Adviser does not receive an investment management fee for the advisory and asset allocation services it provides to the Portfolios. Under an Advisory Agreement with each Portfolio, the Adviser has agreed to waive operating expenses of each Portfolio and to limit the operating expenses of each Underlying Fund so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis incurred does not exceed 0.25%. Expenses in excess of such amounts will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations or (b) the termination by the Trustees or the Funds' or the Portfolios' shareholders, but not the Adviser, of the Trust's Advisory Agreement with the Adviser.

The Adviser is wholly owned by Commonwealth General Corporation, a wholly owned subsidiary of AEGON USA, Inc. AEGON USA, Inc. is an indirect wholly owned subsidiary of AEGON n.v. Vereniging AEGON (a Netherlands membership association) has a 53.63% interest in AEGON n.v.

Atlanta Capital Management Company, L.L.C., Two Midtown Plaza, Suite 1600, 1360 Peachtree Street, Atlanta, Georgia 30309, has been retained by the Adviser pursuant to a Sub-Advisory Agreement with the Adviser, dated as of March 25, 1997, to serve as the sub-adviser to the Portfolios. Atlanta Capital, founded in 1969, performs investment management services for various clients, including pension, profit sharing and other employee benefit plans as well as other institutions and individuals. The firm, which is owned and operated by six partners, manages approximately $2.8 billion in fixed income and equity assets. Subject to the supervision and direction of the Board of Trustees, Atlanta Capital will determine how each Portfolio's assets will be invested in the Underlying Funds and in other securities pursuant to the investment objective and policies of each Portfolio set forth in this Prospectus and make recommendations to the Board of Trustees concerning changes to (a) the Underlying Funds in which the Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including the money market fund). The Trustees of the Trust will periodically monitor the allocations made and the basis upon which such allocations were made or maintained. Atlanta Capital also serves as sub-adviser of the High Quality Stock Fund and the Fixed Income Fund for which it receives a fee equal to 0.50% annually on assets up to $25 million, 0.40% annually on assets above $25 million and up to $50 million, and 0.30% annually on assets above $50 million.

Blairlogie Capital Management, 125 Princes Street, Fourth Floor, Edinburgh EH2 4AD, Scotland, has been retained by the Adviser pursuant to a Sub-Advisory Agreement with the Adviser dated as of March 25, 1997, to serve as the sub-adviser to the International Active Fund. Blairlogie is an investment management firm, organized as a limited partnership under the laws of Scotland, United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners, L.P., a limited partnership, the general partner of which is Pacific Financial Asset Management Corporation, and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire its 25% interest in four annual installments, beginning December 31, 1998. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of July 31, 1997 of approximately $.9 billion. Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organization ("IMRO") in the United Kingdom. As compensation for its services, the Adviser pays Blairlogie a fee based on the daily net assets of the International Active Fund. This fee equals 0.65% annually on assets up to $50 million and 0.50% annually on assets above $50 million.

Federated Investment Counseling, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, has been retained by the Adviser pursuant to a Sub-Advisory Agreement with the Adviser, dated as of March 25, 1997, to serve as the sub-adviser to the Money Market Fund. Federated, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Investment Counseling and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $140 billion invested across more than 372 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,200 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,700 financial institutions nationwide. As compensation for its services, the Adviser pays Federated a fee at an annual rate of 0.25% based on the daily net assets up to $75 million and 0.20% annually on assets above $75 million of the Money Market Fund.


Each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The effective management fee of each of the Underlying Funds in which the Portfolios may invest is set forth below as a percentage rate of the Fund's annual net assets:

                                                   Management
            Underlying Fund                           Fees
            ---------------                           ----
            High Quality Stock Fund......             .65%
            Fixed Income Fund............             .65%
            International Active Fund....             .90%
            Money Market Fund............             .40%

The investment professionals primarily responsible for the management of each Portfolio, with the respective responsibilities and business experience for the past five years are as follows:

Growth and Income, Capital Growth and Maximum Appreciation Portfolios: Daniel W. Boone III, Senior Partner of Atlanta Capital. He is responsible for the research and portfolio management of the High Quality Stock Fund's equity portfolio and oversight of the equity investment process. Mr. Boone joined Atlanta Capital in 1976.

Capital Preservation and Income Oriented Portfolios: Gregory L. Coleman, Partner of Atlanta Capital. He is responsible for the fixed income trading, portfolio management of the Fixed Income Fund, and investment strategy. Mr. Coleman joined Atlanta Capital in 1990.


PURCHASE AND REDEMPTION OF SHARES

Investment in the Portfolios currently is available to owners of variable annuity contracts issued by insurance companies through their separate accounts and to qualified plans. Shares of each Portfolio and the Money Market Fund are purchased or redeemed at their respective net asset values next computed after receipt of an order (without a sales charge).


NET ASSET VALUE AND PRICING

The net asset value of shares of each Portfolio and the Money Market Fund is determined as of the close of trading on each day the New York Stock Exchange is open for trading (currently 4:00 P.M. Eastern Time). The net asset value of shares for each Portfolio and the Money Market Fund is determined by adding up the value of its securities (determined as set forth below) and other assets, subtracting the liabilities, and dividing by the number of shares outstanding. The value of each Underlying Fund will be its net asset value at the time of computation.

Securities held by the Portfolios (other than the Money Market Fund) are valued based upon readily available market quotations. Where such market quotations are not available, securities are valued at fair value as determined by or under the general supervision of the Board of Trustees.


The securities in the Money Market Fund are valued on an amortized-cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under most conditions, Federated believes it will be possible to maintain the net asset value of the Portfolio at $1.00 per share. Calculations are periodically made to compare the value of the Portfolio's portfolio valued at amortized cost with market values. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. See "Net Asset Values of the Shares of the Portfolios" in the SAI for details.

DIVIDENDS, DISTRIBUTIONS AND TAXES


Each Portfolio and the Money Market Fund are treated as separate taxable entities and will elect to qualify as a "regulated investment company" under applicable provisions of the Internal Revenue Code of 1986 (the "Code"). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Portfolio and the Money Market Fund will be allowed a deduction for amounts distributed to its shareholders from its ordinary income and net realized capital gains and will not be subject to federal income tax on such amounts. To qualify for treatment as a "regulated investment company," each Portfolio and the Money Market Fund must, among other things, derive in each taxable year at least 90 percent of its gross income from dividends, interest and gains from the sale or other disposition of securities.


Each Portfolio and the Money Market Fund intends to distribute sufficient net investment income to avoid the application of federal income tax on the Trust. Each Portfolio and the Money Market Fund also intends to distribute sufficient income to avoid the application of any federal excise tax. For dividend purposes, the net investment income of each Portfolio and the Money Market Fund will consist of all payments of dividends or interest received and any net short-term gains or losses from the sale of its investments less its estimated expenses (including fees payable to the Adviser and Sub-Adviser).

In order for the separate accounts to comply with regulations under Section 817(h) of the Code applicable to investment companies used as the investment medium for variable annuity contracts, each Portfolio and the Money Market Fund will diversify its investments so that, after a one year start-up period, on the last day of each calendar quarter, no more than 55% of the value on each Portfolio is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Dividends from the Portfolios (other than the Money Market Fund) will be declared and distributed at such frequency, but at least annually, and in such amount as to assure compliance with the Code. Dividends from the Money Market Fund will be declared on each day its net asset value is calculated except bank holidays. Income earned on weekends, holidays (including bank holidays), and days on which net asset value is not calculated is declared as a dividend on the day on which the Portfolio's net asset value was most recently calculated. The Trustees may decide to declare dividends at other intervals. All net realized long-term capital gains of the Trust, if any, are declared and distributed annually after the close of the Trust's fiscal year to the shareholders of the Portfolio or Portfolios to which such gains are attributable.

PERFORMANCE AND YIELD INFORMATION

From time to time, the Trust may advertise a variety of types of performance information including "yield," "average annual total return," "total return," "cumulative total return," and "effective yield." Each of these figures will be based on historical information and are not intended to indicate future performance.

The yield of the Portfolios refers to the annualized income generated by an investment in that Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a twelve-month period and is shown as a percentage of the investment. The Money Market Fund's yield and effective yield are measures of the net investment income per share earned by the Fund over a specific seven-day period and are shown as a percentage of the investment. However, effective yield will be slightly higher than the yield because effective yield assumes that the net investment income earned by that Fund will be reinvested.

The total return of a Portfolio refers to return quotations assuming an investment has been held in the Portfolio for various periods of time including, but not limited to, one year and a period measured from the date the Portfolio commenced operations. When a Portfolio has been in operation for five and ten years, respectively, the total return for these periods will be provided. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

The yield and total return calculations do not reflect the effect of the charges that may be applicable to a particular Contract or separate account. Such charges will reduce the net yield and total return of that Contract. Performance figures for a Portfolio or the Money Market Fund will only be advertised if the comparable figures for the Contract are included in the advertisement.

GENERAL INFORMATION

Shares of Beneficial Interest


All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Portfolio-by-Portfolio basis. The Trust does not hold routine annual shareholders meetings. The shares of each Portfolio and the Money Market Fund issued are fully paid and non-assessable, have no preference, conversion, exchange or similar rights, and are freely transferable. In addition, each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio. Providian Life and Health Insurance Company Separate Account V and First Providian Life and Health Insurance Company Separate Account C are the legal owners of the shares each holds and as such each has the right to vote to elect the Trustees of the Trust, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders meeting. However, in accordance with its view of presently applicable law, Providian Life and Health Insurance Company Separate Account V and First Providian Life and Health Insurance Company Separate Account C will vote the shares of the Trust at special meetings of the shareholders of the Trust in accordance with instructions received from Contract Owners.


Independent Auditors

Ernst & Young LLP has been selected as independent auditors for the Trust and will audit each Portfolio's and the Underlying Fund's financial statements annually.



Legal Counsel

Legal advice regarding certain matters relating to the Federal securities laws has been provided by Jorden Burt Boros Cicchetti Berenson & Johnson LLP, Washington, D.C.


Custodian

Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105, is the Custodian of the Trust's assets.


Reports to Shareholders

The Trust will send annual and semi-annual reports to Contract Owners showing the financial conditions of the Portfolios and the Underlying Funds, including the Money Market Fund, and the investments held in each.


Other Information

Inquiries and requests for the Statement of Additional Information should be directed to the Trust at (800) 866-0005 or P.O. Box 32700, Louisville, Kentucky 40232.

                       STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:


                                TABLE OF CONTENTS


                                                                                 Page
Investment Policies............................................................    2
Description of Securities and Investment Techniques............................    4
Portfolio Turnover and Securities Transactions.................................   23
Management.....................................................................   25
Net Asset Values of the Shares of the Portfolios and the Money Market Fund.....   28
Investment Performance.........................................................   29
Taxes..........................................................................   33
General Information............................................................   34
Independent Auditors...........................................................   36
Financial Statements...........................................................   36

APPENDIX A--STANDARD AND POOR'S
EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

In establishing Standard and Poor's quality rankings for common stocks, growth and stability of earnings and dividends are deemed key elements. The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

            A+ Highest      A-  Above Average          B- Lower
            A  High         B+ Average                 C   Lowest
                            B   Below Average          D in Reorganization

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

APPENDIX B--DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investor Service, Inc.'s Corporate Bond Ratings:

Aaa--Bonds which are rated Aaa by Moody's Investor Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Ratings Group Corporate Bond Ratings:

AAA--This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC--Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

APPENDIX C--SHORT-TERM DEBT RATINGS

Moody's Short-term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability to rated issuers:

     [bullet] Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     [bullet] Leading market positions in well-established industries.

     [bullet] High rates of return on funds employed.

     [bullet] Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     [bullet] Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     [bullet] Well-established access to a range of financial markets and assured sources of alternate liquidity.

[bullet] Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

[bullet] Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

[bullet] Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denominations. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

Moody's makes no representations that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligations is legally enforceable or a valid senior obligation of a rated issuer.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning rating to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

Standard & Poor's Short-Term Issue Credit Ratings

'A-1' A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

'A-2' A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

'A-3' A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

'B' A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

'C' A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

'D' A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                      STATEMENT OF ADDITIONAL INFORMATION


May 1, 1998



PB SERIES TRUST
HIGH QUALITY STOCK FUND
FIXED INCOME FUND
INTERNATIONAL ACTIVE FUND
MONEY MARKET FUND


This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the PB Series Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus dated May 1, 1998. You can obtain a copy by contacting the Trust's Administrative Office, P. O. Box 32700, Louisville, Kentucky 40232.


TABLE OF CONTENTS

                                                                     Page
Investment Policies                                                    2
Description of Securities and Investment Techniques                    5
Portfolio Turnover and Securities Transactions                        24
Management                                                            26
Net Asset Values of the Shares of the Funds                           28
Investment Performance                                                29
Taxes                                                                 33
General Information                                                   33
Independent Auditors                                                  35
Financial Statements                                                  35

PB Series Trust (the "Trust") is an investment company presently consisting of nine separate series (the "Funds") each having different investment objectives and policies. This SAI pertains to four Funds. The investment objectives of those Funds are as follows:


The HIGH QUALITY STOCK FUND seeks long-term growth of capital. The Fund pursues its investment objective by investing primarily in stocks of three categories of companies that are publicly traded in the United States: the 500 largest in market capitalization, the 501st to the 1250th largest in market capitalization, and the 1000th to the 3000th largest in market capitalization at the time of purchase.

The FIXED INCOME FUND seeks the highest level of income as is consistent with the preservation of capital. The Fund pursues its investment objective primarily by investing in investment grade debt securities, which range in maturity from one to ten years, including securities issued by the U.S. government or an agency or instrumentality of the U.S. government, asset-backed securities and corporate debt obligations.

The INTERNATIONAL ACTIVE FUND seeks long-term growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of international equity securities.

The MONEY MARKET FUND seeks to provide current income consistent with stability of principal and liquidity. The Fund invests in money market instruments maturing in thirteen months or less from the time of investment.

INVESTMENT POLICIES

The Trust has adopted the following policies relating to the investment of assets of the Funds and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of each Fund affected. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (ii) more than 50 percent of the outstanding shares. A change in policy affecting only one Fund may be effected with the approval of the holders of a "majority" of the outstanding shares of such fund.

POLICIES PERTAINING TO THE FUNDS, OTHER THAN THE MONEY MARKET FUND

Each Fund, other than the Money Market Fund, may not (except as noted):

1. With respect to 75% of a Fund's total assets, purchase the securities of any issuer if, immediately after such purchase, (i) more than 5% of the Fund's total assets would be invested in the securities of such issuer or (ii) the Fund would own more than 10% of the outstanding voting securities of such issuer, except that this restriction does not apply to purchases by the Fund of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

2. Invest in the securities of issuers in any one industry if thereafter more than 25 percent of the assets of the Fund in question would be invested in securities of issuers in that same industry; investing in cash items (including time and demand deposits such as certificates of deposit and obligations of domestic banks), U.S. government securities, or repurchase agreements as to these securities, shall not be considered investments in an industry

3. Purchase securities on margin or sell securities short, except that each Fund may make short sales against the box and that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

4. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts);

5. Borrow money except that (i) the High Quality Stock Fund and the International Active Fund each may borrow from banks as a temporary measure for extraordinary or emergency purposes, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; and (ii) the Fixed Income Fund and the International Active Fund may enter into reverse repurchase agreements as described in the Prospectus and in this Statement of Additional Information. (The deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed delivery basis will not be deemed to be pledges of a Fund's assets);

6. Underwrite securities of another issuer's securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

7. Invest in securities of a company for the purpose of exercising control or management;

8. Participate on a joint or a joint and several basis in any trading account in securities;

9. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate or interests therein;

10. Make loans of its assets if, as a result, more than 50% of a Fund's total assets would be lent to other persons, except (i) to purchase or hold money market instruments permitted by a Fund's investment objective and policies, or
(ii) to enter into repurchase agreements or through lending of a Fund's portfolio securities, or (iii) through purchases of debt securities or other debt instruments;

11. Issue senior securities, except as permitted under the 1940 Act. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment policies, and reverse repurchase agreements for which a segregated account has been established to cover such transactions or for which an offsetting position has been established by the Fund, are not deemed to be issuances of senior securities.

12. Purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

POLICIES PERTAINING TO THE MONEY MARKET FUND
--------------------------------------------

The Money Market Fund may not (except as noted):

1. sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

2. issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made;

3. borrow money or engage in reverse repurchase agreements for investment leverage purposes;

4. mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing;

5. purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in securities of companies engaged principally in any one industry other than finance companies and banks. However, the Fund may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities;

6. purchase or sell commodities, commodity contracts, or commodity futures contracts;

7. purchase or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate;

8. lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent the Fund from purchasing or holding money market instruments, corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Fund's investment objective and policies or the Trust's Declaration of Trust;

9. underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations;

10. with respect to 75% of its total assets, purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer.

11. purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in this limitation becomes effective. Unless otherwise indicated, the Money Market Fund may not:

1. invest more than 10% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice and certain restricted securities not determined by the Trustees to be liquid.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction.

The Money Market Fund has no present intention to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Money Market Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."


In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted certain criteria (which are not fundamental policies) to be followed by the Funds. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized as defined,
(c) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer. In accordance with regulatory requirements, the Board of Trustees has also adopted procedures for segregating Fund assets whenever a Fund enters into reverse repurchase agreements with institutions other than banks.


DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The following discussion describes in greater detail different types of securities and investment techniques used by the individual Funds, as described in "Investment Objectives and Policies of the Funds" in the Prospectus, as well as the risks associated with such securities and techniques.

OTHER INVESTMENT POLICIES OF THE FIXED INCOME FUND
--------------------------------------------------

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

Under normal market conditions, not more than 10% of the value of the Fixed Income Fund's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights.

When and if available, debt securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless yields to maturity on these securities remain attractive. From time to time the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of Atlanta Capital Management ("Atlanta Capital"), the Fund's sub-adviser, such securities have the potential for future income (or capital appreciation).

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income to the Fund but will be reflected in the net asset value of the Fund's shares.

MORTGAGE-BACKED SECURITIES

The Fixed Income Fund may invest in mortgage-backed securities, and in other asset-backed securities (unrelated to mortgage loans) see description under heading "Investment Practices Common to Two or More Funds: Asset-Backed Securities" that are offered to investors in the future. The value of some mortgage-backed or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Atlanta Capital to forecast interest rates and other economic factors correctly.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance, guarantees or structures, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers, or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the structure or the loan experience and practices of the originator/servicers and poolers, Atlanta Capital determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Atlanta Capital are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMO's"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid on a CMO, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity class receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

OTHER MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). The Fixed Income Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations," at page B-7), and in other types of mortgage-related securities. The Fixed Income Fund will not purchase mortgage-related securities or any other assets which in the opinion of Atlanta Capital are illiquid, if, as a result, more than 15% of the value of this Fund's assets will be illiquid.

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("I0") class of stripped mortgage backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.


CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "I0" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an I0 class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

OTHER INVESTMENT POLICIES OF THE INTERNATIONAL ACTIVE FUND
----------------------------------------------------------

DERIVATIVE INSTRUMENTS

The International Active Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The International Active Fund may engage in the purchase and writing of call and put options on foreign currencies. The International Active Fund also may enter into swap agreements with respect to securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices; to increase exposure to a foreign currency; to shift exposure to foreign currency fluctuations from one country to another; or as part of its overall investment strategies. The Fund will maintain segregated accounts consisting of liquid assets, such as cash, and U.S. Government securities (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.

The Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Blairlogie Capital Management ("Blairlogie") to forecast interest rates and other economic factors correctly. If Blairlogie incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If Blairlogie incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments, or due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions.

OPTIONS ON SECURITIES, SECURITIES INDEXES, AND CURRENCIES. The International Active Fund may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as a writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspension are imposed on the options markets, the Fund may be unable to close out a position.

The International Active Fund may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

SWAP AGREEMENTS. The International Active Fund may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on Blairlogie's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for credit worthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986 (the "Code") may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The International Active Fund may invest in exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund may engage in such futures transactions as an adjunct to its securities activities.

There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges or boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premium paid by it for open futures option positions, less the amount by which any such positions are "in-the-money" would not exceed 5% of the Fund's net assets.

OTHER INVESTMENT POLICIES OF THE MONEY MARKET FUND
--------------------------------------------------

The Money Market Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in its prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

RULE 2a-7: MATURITY QUALITY AND DIVERSIFICATION RESTRICTIONS

The Money Market Fund is subject to certain maturity restrictions pursuant to Rule 2a-7 under the 1940 Act for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (i) maintain a dollar weighted average portfolio maturity of 90 days or less, and (ii) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar denominated securities which present minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

Generally, the maturity of a portfolio security shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the security is subject to market action) until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made, except that:

(1) A Government Security which is a Variable Rate Security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a Floating Rate Security shall be deemed to have a remaining maturity of one day.

(2) A Variable Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3) A Variable Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(4) A Floating Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

(5) A Floating Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

(6) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

(7) A portfolio lending agreement shall be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or, where the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities.

(8) An investment in a money market fund shall be treated as having a maturity equal to the period of time within which the acquired money market fund is required to make payment upon redemption, unless the acquired money market fund has agreed in writing to provide redemption proceeds to the investing money market fund within a shorter time period, in which case the maturity of such investment shall be deemed to be the shorter period.

The Money Market Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest its assets in instruments that are determined to present minimal credit risks. In so doing, the Fund will invest at least 95% of its assets in instruments that are at the time of acquisition, (i) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (ii) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (iii) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; (iv) unrated (other than the type described in (iii)) but determined by the Board of Trustees to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category); or (v) a security issued by a registered investment company that is a money market fund. The foregoing are referred to as "first-tier securities."

The balance of the securities in which the Fund may invest are instruments, which do not qualify as first-tier securities, and at the time of acquisition, are (i) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (ii) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (iii) unrated (other than described in (ii)) but determined by the Board of Trustees to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities."

In addition to the foregoing guidelines, the Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (i) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, and (ii) the Fund will not invest more than 5% of the Fund's assets in the securities (other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than 3 business days.

As used herein, all capitalized but undefined terms shall have the meaning such terms have in Rule 2a-7.

Set forth below are descriptions of certain instruments in which the Money Market Fund may invest and certain investment risks, policies and restrictions applicable to the Money Market Fund.

     VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.

     SHORT-TERM CREDIT FACILITIES. Demand notes are short-term borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. The Fund may also enter into, or acquire participations in, short-term revolving credit facilities with corporate borrowers. Demand notes and other short-term credit arrangements usually provide for floating or variable rates of interest.

     CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit or insurance. Any bankruptcy receivership or default of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security.

     DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

BANK INSTRUMENTS. The Fund only invests in bank instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). The Fund will treat securities credit enhanced by a bank as bank instruments. In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, the Money Market Fund may invest in:

(1) Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks;

(2) Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;

(3) Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the U.S.; and

(4) Yankee Certificates of Deposit ("Yankee CDs"), which are U.S.
dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the U.S.


     RATINGS. An NRSROs two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated A-1+, A-1 or A-2 by Standard & Poor's Ratings Group ("S&P"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) or F-2 (+ or -) by Fitch ICA, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Money Market Fund will limit its investments in securities rated in the second highest short-term rating category (e.g., A-2 by S&P, Prime-2 by Moody's or F-2 (+ or -) by Fitch) to not more than 5% of its total assets, with not more than 1% invested in the securities of any one issuer. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories.

     U.S. GOVERNMENT OBLIGATIONS. The types of U.S. government obligations in which the Money Market Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued and/or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

(1)  the full faith and credit of the U.S. Treasury;

(2)  the issuer's right to borrow from the U.S. Treasury;

(3) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

(4) the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

(1) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives;

(2)  Federal Home Loan Banks;

(3)  Federal Home Loan Mortgage Corporation;

(4)  Federal National Mortgage Association; and

(5)  Student Loan Marketing Association.

CREDIT ENHANCEMENT. The Money Market Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, except in some instances when the securities will be treated as having been issued by both the issuer and the credit enhancer. The Fund may have more than 25% of its total assets invested in securities credit enhanced or issued by banks.

CONCENTRATION OF INVESTMENTS. The Fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the Fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. Captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent will, for purposes of industry concentration, be classified by the Fund in the industry of its parent corporation.

In addition, the Fund may invest more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

CERTAIN INVESTMENT RISKS. ECDs, ETDs, Yankee CDs, Canadian commercial paper, and Europaper are subject to somewhat different risks than domestic obligations of domestic banks. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by Federated in selecting investments for the Fund.

INVESTMENT PRACTICES COMMON TO TWO OR MORE FUNDS
------------------------------------------------

Except as otherwise noted below, the following description of investment practices is applicable to all of the Funds.

BORROWING

As a temporary measure for extraordinary or emergency purposes, such as to facilitate redemptions, the High Quality Stock Fund, the International Active Fund and the Money Market Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Any such borrowings will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FOREIGN SECURITIES

The High Quality Stock Fund and the International Active Fund may invest in foreign securities. These include dollar-denominated securities traded in the U.S. on the New York Stock Exchange (the "NYSE"). The High Quality Stock Fund may invest in foreign securities in the form of American Depositary Receipts ("ADRs"), or in other similar securities convertible into securities of foreign issuers if the foreign securities are traded on the NYSE.


The International Active Fund may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The International Active Fund may also invest in common stocks issued by foreign companies or in securities represented by ADRs, European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The International Active Fund may also purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts used for non-hedging purposes will be covered by the segregation with the Trust's custodian of liquid assets, such as cash, U.S. Government securities and high quality short-term investments and are marked to market daily. Although forward contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

LENDING OF PORTFOLIO SECURITIES

Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or liquid assets, including equity securities and debt securities of any grade, maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on three days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the appropriate Sub-Adviser to be of good standing, and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Sub-Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 50% of the value of the total assets of the lending Fund (33 1/3% in the case of the Money Market Fund).

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with any member bank of the Federal Reserve System or a member firm of the National Association of Securities Dealers, Inc. The Funds may enter into repurchase agreements with foreign banks and broker-dealers that meet credit quality and other requirements of the Funds' Board of Trustees. A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., a Fund) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The custody of the Obligation will be maintained by the Fund's Custodian or broker that has entered into a tri-party arrangement with the Fund and the Custodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Fund's Sub-Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

REVERSE REPURCHASE AGREEMENTS

The Fixed Income Fund, International Active Fund and Money Market Fund may enter into reverse repurchase agreements. These agreements involve the sale of debt securities (obligations) held by a Fund, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the expected interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When a Fund enters into such an agreement, it will establish a segregated account with the Fund's Custodian in which it will maintain cash or cash equivalents or other liquid assets, including equity securities and debt securities of any grade equal in value to the repurchase price (which price will already include interest charges). If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. Reverse repurchase agreements will not extend for more than 30 days nor will such agreements involve more than 10% of the net assets of a Fund (or, in the case of the Money Market Fund, no more than 33 1/3% of the total assets of the Fund).

WHEN-ISSUED SECURITIES

The Fixed Income Fund, the International Active Fund, and the Money Market Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to a Fund. Although when-issued securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining a Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. A Fund will establish a segregated account in which it will maintain cash, U.S. Government securities or other liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. The Money Market Fund does not intend to engage in when-issued transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

VARIABLE OR FLOATING-RATE SECURITIES

The Fixed Income and Money Market Funds may invest in securities which offer a variable or floating rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the Federal Fund's target rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice: in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a Fund may consider that instrument's maturity to be shorter than its stated maturity. Any such determination by the Money Market Fund will be made in accordance with Rule 2a-7.

Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or the Federal Fund's target rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, a Fund may invest in them only if the appropriate Sub-Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Sub-Adviser, on behalf of a Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable-rate demand obligations in the Fund's portfolio.

A Fund will not invest more than 10% of its net assets in variable and floating-rate demand obligations that are not readily marketable (a variable or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). (See "Illiquid Securities" and "Investment Objectives.") In addition, each variable or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

ASSET-BACKED SECURITIES

The Fixed Income Fund and the Money Market Fund may invest in asset-backed securities which represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Funds may invest in other asset-backed securities that may be developed in the future.

ILLIQUID SECURITIES

The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, a Fund will not acquire illiquid securities if, as a result, they would comprise more than 15%, or 10% with respect to the Money Market Fund, of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act).

The Board of Trustees, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933 (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A of the Securities Act and
Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Board of Trustees.

The Board of Trustees has delegated to the respective Sub-Advisers the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Trustees has directed each Sub-Adviser to look to such factors as (i) the frequency of trades or quotes for a security, (ii) the number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and
(vi) any other relevant factors. A Sub-Adviser may determine 4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Sub-Adviser to be of equivalent quality and (iii) the Sub-Adviser considers the trading market for the specific security taking into account all relevant factors. A foreign security may be considered liquid by a Sub-Adviser (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

RESTRICTED SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Trust believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees, who will consider established factors in making such a determination.

TEMPORARY DEFENSIVE POSITION

When a Sub-Adviser determines that market conditions warrant a temporary defensive position, a Fund may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

PORTFOLIO TURNOVER AND SECURITIES TRANSACTIONS

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Funds do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives.

High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs. If a Fund derives more than 30 percent of its gross income from the sale of securities held less than three months, the Fund may fail to qualify under the tax laws as a regulated investment company in particular years and thereupon would lose certain beneficial tax treatment of its income (see "Dividends, Distributions and Taxes" in the Prospectus).

Each Sub-Adviser is responsible for decisions to buy and sell securities, broker-dealer selection, and negotiation of its brokerage commission rates. The Sub-Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In certain instances, the Sub-Adviser may make purchases of underwritten issues at prices which include underwriting fees, and, in selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the size of contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Investment Advisory Agreements in question or otherwise solely by reason of its having caused the Trust to pay a broker-dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust.

Each Sub-Adviser allocates the orders placed by it on behalf of a Fund to such broker-dealers who also provide research or statistical material, or other services to the Funds, the Sub-Adviser or its clients. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Trust indicating the broker-dealers to whom such allocations have been made and the basis therefor. Broker-dealers may be selected who provide brokerage and/or research services to the Funds and/or other accounts over which the Sub-Adviser exercises investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

The receipt of research from broker-dealers may be useful to the Sub-Adviser in rendering investment management services to the Trust and/or the Sub-Adviser's other clients; conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Sub-Adviser in carrying out its obligations to the Trust. The receipt of such research will not be substituted for the independent research of the Sub-Adviser. It does enable the Sub-Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions. Orders on behalf of the Trust may be bunched with orders on behalf of other clients of the Sub-Adviser.

The Board of Trustees periodically reviews each Sub-Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

MANAGEMENT


PB Investment Advisors, Inc. (the "Adviser") in general supervises the Trust's management and investment program, prepares reports for the Trust, monitors compliance by the Trust in its investment activities and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust.

The Adviser is wholly owned by Commonwealth General Corporation, a wholly owned subsidiary of AEGON USA, Inc. AEGON USA, Inc. is an indirect wholly owned subsidiary of AEGON n.v. Vereniging AEGON ( a Netherlands membership association) has a 53.63% interest in AEGON n.v.


Pursuant to the Sub-Advisory Agreements with the Adviser, subject to the supervision of the Trustees of the Trust, and in conformity with the stated policies of the Funds, Atlanta Capital manages the investment operations of the High Quality Stock Fund and the Fixed Income Fund, Blairlogie manages the investment operations of the International Active Fund, and Federated Investment Counseling ("Federated") manages the investment operations of the Money Market Fund. The Sub-Advisers also manage the composition of each respective Fund's portfolio, including the purchase, retention, disposition and loan of securities.

Each Investment Advisory and Sub-Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the particular Fund (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons of any such party.

The Adviser and Sub-Advisers (collectively the "Advisers") have each authorized any of their officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Advisers each bear the salaries and expenses of all of its respective personnel.

Other than as imposed by law, the Investment Advisory and Sub-Advisory Agreements provide that the Advisers shall not be liable to the Funds for any error of judgment by the Advisers or for any loss sustained by the Funds except in the case of willful misfeasance, bad faith, reckless disregard of duty or negligence with respect to the Adviser, Atlanta Capital and Blairlogie and gross negligence with respect to Federated. Each Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

The Investment Advisory and Sub-Advisory Agreements provide that the Advisers shall not be liable for any error in judgment or mistake of law or for any loss suffered by the Trust in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Advisers. The Agreements provide that the Advisers are not protected against any liability to the Trust or its security holders for which the Advisers shall otherwise be subject by reason of willful misfeasance, bad faith, reckless disregard of the duties imposed upon them by the Agreements or negligence with respect to the Adviser, Atlanta Capital and Blairlogie and gross negligence with respect to Federated or the violation of any applicable law.

TRUSTEES AND OFFICERS

The names of the Trustees and officers of the Trust, their affiliations, if any, with the Advisers and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.


Name and Address              Age      Positions(s) Held     Principal Occupation(s)
                                       With Registrant       During Past Five Years
Thomas J. Hartlage*           46       President and         Director, Sales & Marketing of Diversified Financial
400 W. Market St.                      Trustee               Products Inc. since 1997; Director, Product Management
Louisville, KY 40202                                         of Commonwealth General Corporation from 1995-1997;
                                                             Director, Institutional Marketing of Commonwealth
                                                             General Corporation from 1993 to 1995; Director, New
                                                             Initiatives of Commonwealth General Corporation from
                                                             1992-1993; Vice President of PB Investment Advisors, Inc.

Michael G. Herp               35       Vice President        Director, Product & Market Development of Diversified
400 W. Market St.                                            Financial Products Inc. since1997; Director, Product &
Louisville, KY 40202                                         Market Development of Commonwealth General Corporation
                                                             1983-1997.

Michael G. Ayers              50       Chief Financial       Director, Financial of Diversified Financial Products
400 W. Market St.                      Officer               Inc. since1997; Director, Financial of Commonwealth
Louisville, KY 40202                                         General Corporation from 1977-1997.

Stephen L. Zeitz              40       Treasurer             Director, Investment Operations of Diversified
400 W. Market St.                                            Financial Products Inc. since 1995; Director, Cash
Louisville, KY 40202                                         Management of Commonwealth General Corporation, from
                                                             1994- 1995; Manager, Cash Management of Commonwealth
                                                             General Corporation from 1988-1994;  Treasurer of PB
                                                             Investment Advisors, Inc.

R. Michael Slaven             47       Secretary             General Counsel of Diversified Financial Products Inc.
400 W. Market St.                                            since 1997;  Assistant General Counsel of Commonwealth
Louisville, KY 40202                                         General Corporation from 1992-1997; Secretary of
                                                             Commonwealth General Corporation 1992-1995 and 1997.

Kirk Buese*                   37       Trustee               Director, Private Placements for AEGON USA -
400 W. Market St.                                            Investment Management since 1997; Director, Private
Louisville KY 40202                                          Placements/Credit of Providian Capital Management,
                                                             Inc. from 1992-1997.

Jesse A. Holshouser, III      45       Trustee               Chief Financial Officer of Professional Golfers'
100 Avenue of Champions                                      Association of America since 1988.
Palm Beach Gardens, FL 33418

David L. Eager                55       Trustee               Consultant and Managing Director of Eager & Associates
100 Mallard Creek                                            since 1984.
Louisville KY 40205

William T. Mills, III         46       Trustee               Partner of Highland Associates since 1987.
P.O. Box 55469 Birmingham,
AL 35255

Each Trustee of the Trust who is not an interested person of the Trust or Advisor or Sub-Advisor receives $1500 for each meeting attended. The Trust also reimburses each such Trustee for travel and other expenses incurred in attending such meetings.


The following table estimates the amount of compensation to be paid to the Trustees during the fiscal year ending December 31, 1997.

Name                       Compensation Paid
----                       -----------------
Thomas Hartlage                 $0
Kirk Buese                      $0
Jesse A. Holshouser III         $3000
David Eager                     $3000
William T. Millis               $3000


As of March 31, 1998, Trustees and officers of the Trust, as a group, owned less than 1% of the shares of each Fund.

PRINCIPAL HOLDERS OF SECURITIES

Shares of the High Quality Stock Fund, Fixed Income Fund, International Active Fund and Money Market Fund are offered both to separate accounts of Providian Life and Health Insurance Company, First Providian Life and Health Insurance Company and to the Capital Preservation Portfolio, Growth and Income Portfolio, Income Oriented Portfolio, Capital Growth Portfolio and Maximum Appreciation Portfolio (collectively the "LifeStyle Funds"). Shares of the LifeStyle Funds are offered exclusively to separate accounts of Providian Life and Health Insurance Company and First Providian Life and Health Insurance Company. Providian Life and Health Insurance Company may be deemed to be a control person with respect to each of the Funds by virtue of its ownership of 82.70% of the Money Market Fund, 89.78% of the Fixed Income Fund, 94.47% of the High Quality Stock Fund and 98.38% of the International Active Fund and 100% of each of the LifeStyle Funds' shares. Additionally, the Capital Preservation Portfolio owns 15.75% of Money Market Fund and 5.99% of the Fixed Income Fund.


NET ASSET VALUES OF THE SHARES OF THE FUNDS

As set forth in the Prospectus under the caption "Net Asset Value and Pricing," the net asset value of each Fund will be determined as of the close of trading on each day the NYSE is open for trading (currently 4:00 P.M. Eastern Time). The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.


Securities held by all Funds will be valued as follows: Fund securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued (currently 4:00 P.M. Eastern Time), or lacking any sales, at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued using matrix pricing systems of a major dealer in bonds which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted exchange or over-the-counter prices. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Debt securities with maturities of 60 days or less are valued at amortized cost.

The Money Market Fund values its securities on the amortized cost basis and seeks to maintain its net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values of the Money Market Fund's $1.00 per share net asset value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.

INVESTMENT PERFORMANCE

YIELD CALCULATIONS
------------------

The Trust may from time to time disclose the current annualized yield of the High Quality Stock, Fixed Income and International Active Funds for 30-day periods. The annualized yield of these Funds refers to the income generated by the Fund over a specified 30-day period. Because the yield is annualized, the yield generated by the Fund during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per share earned during the period by the price per share on the last day of the period, according to the following formula:


        YIELD =            a-b
                    --------------
                    2[(cd+1)6 - 1]


Where:  a = net investment income earned during the period by the Fund.

        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of shares outstanding during the period.

        d = the maximum offering price per share on the last day of the period.

Net investment income will be determined in accordance with rules established by the SEC. Accrued expenses will include all recurring fees that are charged to all shareholder accounts. The yield calculations do not reflect the effect of any charges that may be applicable to a particular Policy.

Because of the charges and deductions imposed by the separate accounts and, in certain cases, by series of the Trust which invest in the Funds described in this SAI, the yield realized by Contract Owners in the investment divisions of the separate accounts will be lower than the yield for the corresponding Fund of the Trust. The yield on amounts held in the High Quality Stock, Fixed Income and International Active Funds normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. Each of the High Quality Stock, Fixed Income and International Active Funds actual yield will be affected by the types and quality of Fund securities held by the respective Fund, and its operating expenses.

CURRENT YIELD
-------------

The Money Market Fund's current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("based period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

EFFECTIVE YIELD
---------------

The Money Market Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: [(base period return +
1)365/7] - 1.

STANDARDIZED TOTAL RETURN CALCULATIONS
--------------------------------------

The Trust may from time to time also disclose average annual total returns for the Funds for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

        P (1 + T)(n)= ERV

Where:  P   = a hypothetical initial payment of $1,000.
        T   = average annual total return.
        n   = number of years.
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all shareholder accounts are recognized in the ending redeemable value. The average annual total return calculations for the Fund will not reflect the effect of charges that may be applicable to a particular policy.

NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return will be accompanied by Standardized Return. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The Standard & Poor's 400 Midcap Index tracks the stock price movement of 400 companies with mid-size market capitalization of $300 million to $5 billion. Stocks are chosen for market size, liquidity and industry group representation.

The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry, characteristics, and liquidity. None of the companies in the

S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

The Lehman Brothers Aggregate Bond Index is an index consisting of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Assets-Backed Securities Index. The Government/Corporate Bond Index is described below. The Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buy downs, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year. Each Index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

The Lehman Brothers Intermediate Aggregate Index consists of 1-10 year government bonds, 1-10 year corporate bonds rated A or higher by an NRSRO, all mortgages, and all asset backed securities within the Aggregate Index (i.e., the Lehman Brothers Aggregate Index less the Long Government/Corporate Index). This Index offers a broad based benchmark with a shorter duration than the Lehman Brothers Aggregate Index.

The Lehman Brothers Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government; mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by market capitalization representing approximately 98% of the U.S. equity market.

The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the index. Only common stocks are included in the Index. REITs are eligible for inclusion.

The Wilshire Mid Cap 750 Index is a subset of the Wilshire 5000 Index of common stocks. The Mid Cap 750 Index consists of those Wilshire 5000 companies ranked between 501 and 1,250 according to market capitalization.

The Wilshire 5000 Equity Index represents the return on the market value of all common equity securities for which daily pricing is available.

In addition, from time to time in reports and promotions: (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure of inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (4) various financial economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance; (5) the effect of tax-deferred compounding on a Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

TAXES

Each Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If each Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Fund will not be subject to federal income tax on the amounts distributed.

In order to qualify as a regulated investment company, in each taxable year each Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, and gains (without deduction for losses) from the sale or other disposition of securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income derived with regard to its investing in such securities or currencies.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

GENERAL INFORMATION

The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold Annual Meetings of Shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10 percent of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders. See the Contract Prospectus for information as to the voting of shares by Contract Owners.

Each issued and outstanding share of each Fund is entitled to participate equally in dividends and distributions of the respective Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Fund have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable.

Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Funds) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Under Massachusetts law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a Contract Owner incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust has Codes of Ethics governing the personal securities transactions of officers and employees, its Adviser and Sub-Advisers.


FINANCIAL STATEMENTS

         Following are the financial statements for PB Series Trust including the Report of the Independent Auditors and the accompanying statements of assets and liabilities, including the schedules of investments as of December 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the period of May 9, 1997 (commencement of investment operations) through December 31, 1997.

                       REPORT OF THE INDEPENDENT AUDITORS

To the Contractholders and Board of Trustees
PB Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of PB Series Trust (formerly Providian Series Trust) (comprised of the Capital Preservation Portfolio, Growth and Income Portfolio, Income Oriented Portfolio, Capital Growth Portfolio, Maximum Appreciation Portfolio, High Quality Stock Fund, Fixed Income Fund, International Active Fund and Money Market Fund)(the Trust) as of December 31, 1997, the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios and funds within the Trust at December 31, 1997, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                          Ernst & Young

Kansas City, Missouri
February 6, 1998

                                 PB SERIES TRUST
                         CAPITAL PRESERVATION PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


Security Description                       Shares           Value
--------------------                       ------           -----
INVESTMENT COMPANIES - 100.0%
   PB Series Trust
       Money Market Fund                   13,322         $13,322
   PB Series Trust
       Fixed Income Fund                    1,311          13,451
                                                          -------
   TOTAL INVESTMENT COMPANIES
   - (Cost $26,964)                                        26,773
                                                          -------

   TOTAL INVESTMENTS - (Cost $26,964) - 100.0%             26,773
   OTHER ASSETS LESS LIABILITIES - 0.0%                         1
                                                          -------
   NET ASSETS - 100.0%                                    $26,774
                                                          =======



The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.


                                 PB SERIES TRUST
                            INCOME ORIENTED PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


Security Description                        Shares           Value
--------------------                        ------           -----
INVESTMENT COMPANIES - 100.0%
    PB Series Trust
          Money Market Fund                  1,225          $1,225
    PB Series Trust
          High Quality Stock Fund              201           2,363
    PB Series Trust
          Fixed Income Fund                    399           4,091
    PB Series Trust
          International Active Fund             60             577
                                                            ------
    TOTAL INVESTMENT COMPANIES
    - (Cost $8,331)                                          8,256
                                                            ------
    TOTAL INVESTMENTS - (Cost $8,331) - 100.0%               8,256
    OTHER ASSETS LESS LIABILITIES - 0.0%                         0
                                                            ------
    NET ASSETS - 100.0%                                     $8,256
                                                            ======


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


Security Description                       Shares           Value
--------------------                       ------            -----
INVESTMENT COMPANIES - 100.0%
     PB Series Trust
           Money Market Fund                17,686         $ 17,686
     PB Series Trust
           High Quality Stock Fund           6,346           74,535
     PB Series Trust
           Fixed Income Fund                 6,955           71,356
     PB Series Trust
           International Active Fund         1,796           17,250
                                                           --------
     TOTAL INVESTMENT COMPANIES
     - (Cost $179,915)                                      180,827
                                                           --------
     TOTAL INVESTMENTS - (Cost $179,915) - 100.0%           180,827
     OTHER ASSETS LESS LIABILITIES - 0.0%                         3
                                                           --------
     NET ASSETS - 100.0%                                   $180,830
                                                           ========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

                            PB SERIES TRUST
                       CAPITAL GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                               December 31, 1997

Security Description                         Shares         Value
--------------------                         ------         -----
INVESTMENT COMPANIES - 100.0%
     PB Series Trust
           High Quality Stock Fund            42,018      $493,478
     PB Series Trust
           Fixed Income Fund                  19,780       202,940
     PB Series Trust
           International Active Fund          12,489       119,931
                                                          --------
     TOTAL INVESTMENT COMPANIES
      - (Cost $812,087)                                    816,349
                                                          --------
     TOTAL INVESTMENTS - (Cost $812,087) - 100.0%          816,349
     OTHER ASSETS LESS LIABILITIES - 0.0%                        0
                                                          --------
     NET ASSETS - 100.0%                                  $816,349
                                                          ========


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                         MAXIMUM APPRECIATION PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


Security Description                        Shares          Value
--------------------                        ------          -----
INVESTMENT COMPANIES - 100.0%
    PB Series Trust
          High Quality Stock Fund           16,894        $198,415
    PB Series Trust
          International Active Fund          4,824          46,323
                                                          --------
    TOTAL INVESTMENT COMPANIES
    - (Cost $239,079)                                      244,738
                                                          --------
    TOTAL INVESTMENTS - (Cost $239,079) - 100.0%           244,738
    OTHER ASSETS LESS LIABILITIES - 0.0%                         0
                                                          --------
    NET ASSETS - 100.0%                                   $244,738
                                                          ========

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.


                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


Security Description                           Shares         Value
--------------------                           ------         -----
COMMON STOCK -95.4%
      Aerospace - 1.8%
          Allied Signal Incorporated            3,300       $ 128,494
          Boeing Company                        2,000          97,875
                                                            ---------
                                                              226,369
                                                            ---------

      Apparel & Textiles - 1.2%
          Guilford Mills Incorporated           2,200          60,225
          Nautica Enterprises Incorporated (a)  1,800          41,850
          Unifi Incorporated                    1,100          44,756
                                                            ---------
                                                              146,831
                                                            ---------

      Auto Parts - 1.7%
          Eaton Corporation                     1,300         116,025
          Modine Manufacturing Company          1,100          37,538
          OEA Incorporated                      1,000          28,938
          Superior Industries International
               Incorporated                     1,300          34,856
                                                            ---------
                                                              217,357
                                                            ---------

      Banks - 8.2%
          Banc One Corporation                  2,200         119,487
          BancorpSouth Incorporated             1,400          66,150
          CCB Financial Corporation               600          64,500
          Citizens Banking Corporation          1,950          67,274
          CoreStates Financial Corporation      1,800         144,113
          Deposit Guaranty Corporation          1,300          73,937
          First Commercial Corporation          1,050          61,556
          First Virginia Banks Incorporated       900          46,518
          Firstbank of Illinois Company         1,650          60,740
          Old Kent Financial Corporation        1,260          49,927
          Union Planters Corporation              700          47,555
          U.S. Trust Corporation                  900          56,363
          Wachovia Corporation                  1,500         121,688
          Wilmington Trust Corporation            800          49,900
                                                            ---------
                                                            1,029,708
                                                            ---------

      Broadcasting - 0.4%
          TCA Cable TV Incorporated             1,200          55,200
                                                            ---------

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                          Shares         Value
--------------------                          ------         -----
COMMON STOCK  (CONTINUED)
      Building Construction - 0.7%
          Harsco Corporation                     900       $ 38,813
          Lawson Products Incorporated         1,700         50,575
                                                           --------
                                                             89,388
                                                           --------

      Business Services - 3.0%
          ABM Industries Incorporated          2,100         64,181
          American Management Systems
          Incorporated (a)                     1,500         29,250
          Automatic Data Processing Incorpora  2,100        128,888
          Fair Issac & Company Incorporated      900         29,981
          G & K Services Incorporated          1,200         50,400
          Olsten Corporation                   1,900         28,500
          Sungard Data Systems Incorporated   (1,400         43,400
                                                            -------
                                                            374,600
                                                            -------

      Chemicals - 3.2%
          Avery Dennison Corporation           2,800        125,300
          Brady W. H. Company                  1,600         49,600
          E.I. Du Pont de Nemours & Company    1,700        102,106
          Fuller H.B. Company                    800         39,600
          MacDermid Incorporated                 600         50,925
          Nalco Chemical Company                 900         35,606
                                                            -------
                                                            403,137
                                                            -------

      Communications Services - 1.4%
          Interpublic Group of Companies
               Incorporated                    2,400        119,550
          True North Communications
               Incorporated                    2,100         51,975
                                                            -------
                                                            171,525
                                                           --------

      Computers & Business Equipment - 3.4%
          American Business Products
               Incorporated                    1,800         38,925
          Cabletron Systems Incorporated (a)   3,300         49,500
          Electronic Data Systems Corporation  2,900        127,419
          General Binding Corporation          1,400         42,000
          Hewlett-Packard Company              1,900        118,750
          Sci Systems Incorporated             1,000         43,563
                                                          ---------
                                                            420,157
                                                          ---------



                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                           Shares        Value
--------------------                           ------        -----
COMMON STOCK  (CONTINUED)
      Conglomerates - 1.7%
          Mark IV Industries Incorporated       1,500      $ 32,813
          National Service Industries             800        39,650
          Teleflex Incorporated                 1,200        45,300
          Textron Incorporated                  1,600       100,000
                                                          ---------
                                                            217,763
                                                          ---------

      Construction & Mining Equipment - 0.2%
          Foster Wheeler Corporation              900        24,356
                                                           --------

      Construction Materials - 0.3%
          Vulcan Materials Company                400        40,850
                                                           --------

      Containers & Glass - 0.7%
          Bemis Company Incorporated              800        35,250
                                                          ---------
          Clarcor Incorporated                  1,700        50,363
                                                          ---------
                                                             85,613
                                                          ---------

      Drugs & Health Care -8.5%
          Abbott Laboratories                   1,700       111,455
          Bard C.R. Incorporated                1,000        31,313
          Biomet Incorporated                   1,900        48,688
          Block Drug Company Incorporated         927        40,093
          Diagnostic Products Corporation       1,300        36,074
          Invacare Corporation                  1,600        34,800
          Johnson & Johnson                     1,800       118,575
          Life Technologies Incorporated        1,500        49,875
          Manor Care Incorporated               1,100        38,500
          Mylan Laboratories Incorporated       1,700        35,593
          Patterson Dental Company (a)          1,200        54,300
          Pfizer Incorporated                   2,000       149,125
          Schering Plough Corporation           2,200       136,674
          Thermedics Incorporated (a)           2,500        40,938
          Warner-Lambert Company                1,100       136,400
                                                          ---------
                                                          1,062,403
                                                          ---------

      Electric Utilities - 2.6%
          Central & South West Corporation      4,900       132,606
          Duke Power Company                    2,600       143,975
          UtiliCorp United Incorporated         1,300        50,456
                                                          ---------
                                                            327,037
                                                          ---------

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                          Shares        Value
--------------------                          ------        -----
COMMON STOCK  (CONTINUED)
      Electrical Equipment - 2.7%
          Baldor Electric Company              1,866      $ 40,483
          Dentsply International Incorporated  1,200        36,600
          Federal Signal Corporation           1,300        28,113
          General Electric Company             1,700       124,738
          Hubbell Incorporated                   800        39,450
          Technitrol Incorporated              1,400        42,000
          Thomas & Betts Corporation             600        28,350
                                                          --------
                                                           339,734
                                                          --------

      Electronics - 5.0%
          AMP Incorporated                     2,900       121,800
          Avnet Incorporated                     500        33,000
          Cohu Incorporated                      900        27,563
          Dionex Corporation                   1,000        50,250
          Harris Corporation                     800        36,700
          Intel Corporation                    1,600       112,400
          Kronos Incorporated                  1,600        49,300
          Methode Electronics                  2,200        35,750
          MTS Systems Corporation              1,000        37,500
          Nichols Research Corporation         1,900        47,500
          Varian Associates Incorporated         600        30,338
          X-Rite Incorporated                  2,500        45,625
                                                          --------
                                                           627,726
                                                          --------

      Financial Services - 1.8%
          Legg Mason Incorporated              1,066        59,629
          Merrill Lynch & Company              1,700       123,994
          ReliaStar Financial Corporation      1,000        41,188
                                                          --------
                                                           224,811
                                                          --------

      Food & Beverages - 2.6%
          CPC International Incorporated      1,200        129,300
          Dean Foods Company                    900         53,550
          Hormel Foods Corporation            1,300         42,575
          PepsiCo Incorporated                2,900        105,669
                                                          --------
                                                           331,094
                                                          --------

      Food Service - 1.1%
           Sysco Corporation                  3,100        141,244
                                                          --------




                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                          Shares         Value
--------------------                          ------         -----
COMMON STOCK  (CONTINUED)
      Funeral Services - 0.4%
           Stewart Enterprises Incorporated   1,000        $ 46,625
                                                           --------

      Gas Distribution -1.7%
          Energen Corporation                  1,200         47,700
          Northwest Natural Gas Company        1,600         49,600
          Oneok Incorporated                   1,400         56,525
          Piedmont Natural Gas Company
               Incorporated                    1,600         57,500
                                                           --------
                                                            211,325
                                                           --------

      Gas Exploration - 2.7%
          Coastal Corporation                  2,000        123,875
          Eastern Enterprises                  1,200         54,000
          Equitable Resources Incorporated     1,200         42,450
          National Fuel Gas Company              800         38,950
          Questar Corporation                    900         40,163
          Southwestern Energy Company          3,200         41,200
                                                           --------
                                                            340,638
                                                           --------

      Home Builders - 0.7%
          Lennar Corporation                   1,100         23,719
          Thor Industries Incorporated         1,800         61,763
                                                           --------
                                                             85,482
                                                           --------

      Household Appliances - 0.8%
          Interface Incorporated               1,700         49,300
          La-Z-Boy Incorporated                1,200         51,750
                                                           --------
                                                            101,050
                                                           --------

      Household Products - 3.1%
          Colgate-Palmolive Company            1,500        110,250
          Kimberly-Clark Corporation           2,600        128,213
          Lancaster Colony Corporation           800         45,100
          Newell Company                       2,600        110,500
                                                           --------
                                                            394,063
                                                           --------

      Hotels & Restaurants - 0.3%
          Cracker Barrel Old Country Store
               Incorporated                    1,200         40,050
                                                           --------

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                         Shares         Value
--------------------                         ------         -----
COMMON STOCK  (CONTINUED)
      Industrial Machinery - 2.4%
          Crane Company                         800       $ 34,700
          Deere & Company                     2,200        128,288
          Graco Incorporated                  1,400         52,238
          Pentair Incorporated                1,000         35,938
          Tennant Company                     1,400         50,925
                                                          --------
                                                           302,089
                                                          --------

      Insurance - 6.4%
          American Bankers Insurance
               Group Incorporated             1,600         73,500
          American Heritage Life Investment
               Corporation                    1,500         54,000
          American International Group
               Incorporated                   1,250        135,937
          Berkley (WR) Corporation            1,050         46,069
          Chubb Corporation                   1,500        113,437
          Fremont General Corporation           900         49,274
          Frontier Insurance Group
               Incorporated                   1,400         32,024
          General Re Corporation               .500        106,000
          Liberty Corporation                 1,000         46,750
          NAC Re Corporation                    900         43,930
          Orion Capital Corporation           1,200         55,725
          Protective Life Corporation           700         41,824
                                                          --------
                                                           798,470
                                                          --------

      International Oil - 1.3%
          Mobil Corporation                   1,700        122,719
          Murphy Oil Corporation                700         37,931
                                                          --------
                                                           160,650
                                                          --------

      Investment Advisory Firms - 2.0%
          A.G. Edwards Incorporated           1,350         53,663
          Eaton Vance Corporation             1,500         56,625
          T. Rowe Price & Associates
               Incorporated                     700         44,013
          SEI Investment Company              1,600         67,200
          United Asset Management
          Corporation                         1,200         29,325
                                                          --------
                                                           250,826
                                                          --------




                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997




Security Description                         Shares        Value
--------------------                         ------        -----
COMMON STOCK  (CONTINUED)
      Newspapers - 1.8%
          Lee Enterprises Incorporated        1,300      $ 38,431
          Pulitzer Publishing Company           800        50,250
          Tribune Company                     2,100       130,725
                                                         --------
                                                          219,406
                                                         --------

      Non-Ferrous Metals - 0.3%
          Commercial Metals Company           1,300        41,031
                                                         --------

      Paper - 1.6%
          Lydall Incorporated (a)             1,800       .35,100
          Sonoco Products Company             3,400       117,938
          Wausau - Mosinee Paper Corporation  2,100        42,000
                                                          -------
                                                          195,038
                                                          -------

      Petroleum Services - 2.4%
          Dresser Industries Incorporated     2,900       121,619
          MAPCO Incorporated                  1,100        50,875
          Unocal Corporation                  3,300       128,081
                                                          -------
                                                          300,575
                                                          -------

      Publishing - 0.8%
          Banta Corporation                   1,500        40,500
          Houghton Mifflin Company            1,400        53,725
                                                          -------
                                                           94,225
                                                          -------

      Railroads & Equipment - 1.3%
          GATX Corporation                      600        43,538
          Norfolk Southern Corporation        3,900       120,169
                                                          -------
                                                          163,707
                                                          -------

      Retail Grocery - 0.4%
          Casey's General Stores Incorporated 2,200        55,825
                                                          -------

      Retail Trade - 3.6%
          Arbor Drugs Incorporated            3,000        55,500
          Home Depot Incorporated             2,250       132,469
          Office Depot Incorporated           2,000        47,875
          Pep Boys-Manny Moe & Jack           1,400        33,425
          Ruddick Corporation                 3,000        52,313
          Wal-Mart Stores Incorporated        3,200       126,200
                                                          -------
                                                          447,782
                                                          -------

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                          Shares       Value
--------------------                          ------       -----
COMMON STOCK  (CONTINUED)
      Software - 1.3%
          Autodesk Incorporated                 900     $   33,300
          Computer Associates International
               Incorporated                   2,400        126,900
                                                        ----------
                                                           160,200
                                                        ----------

      Steel - 1.6%
          Carpenter Technology Corporation      900         43,256
          Nucor Corporation                   2,500        120,781
          Worthington Industries Incorporated 1,800         29,700
                                                       -----------
                                                           193,737
                                                       -----------

      Telephone - 4.0%
          Aliant Communications Incorporated  2,100         65,888
          Alltel Corporation                  3,100        127,294
          Bell Atlantic Corporation           1,400        127,400
          Century Telephone Enterprises
          Incorporated                        1,100         54,794
          Frontier Corporation                5,100        122,719
                                                        ----------
                                                           498,095
                                                        ----------

      Tires & Rubber - 0.4%
          Carlisle Companies Incorporated     1,200         51,300
                                                        ----------

      Tobacco - 1.0%
          Philip Morris Companies Incorporate 2,800        126,875
                                                        ----------

      Trucking & Freight Forwarding - 0.9%
          Air Express International Corporati 1,800         54,900
          Rollins Truck Leasing Corporation.  2,900         51,838
                                                        ----------
                                                           106,738

         TOTAL COMMON STOCK
         (Cost $10,272,726)                             11,942,705
                                                        ----------




                                 PB SERIES TRUST
                              HIGH QUALITY STOCK F
                              SCHEDULE OF INVESTME
                                December 31, 1997



Security Description                             Shares         Value
--------------------                             ------         -----
SHORT-TERM INVESTMENTS - 3.6%
      Investment Company - 3.6%
          SSgA U.S. Government
          Money Market Fund                     450,000     $  450,000
                                                            ----------

           TOTAL SHORT-TERM INVESTMENTS
             (Cost $450,000)                                   450,000
                                                            ----------

           TOTAL INVESTMENTS - (Cost $10,722,726) - 99.0%   12,392,705
           OTHER ASSETS LESS LIABILITIES - 1.0%                122,359
                                                            ----------

           NET ASSETS - 100.0%                             $12,515,064
                                                           ===========

           The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

           (a)   Non-income producing securities.

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                                FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


                                        Principal
Security Description                      Amount           Value
--------------------                      ------           -----
MORTGAGE BACKED SECURITIES - 1.8%
           GE Capital Mortgage
                    6.500%, 01/25/18    $100,000          $ 99,812
                                                         ---------

           TOTAL MORTGAGE BACKED SECURITIES
           - (Cost $99,503)                                 99,812
                                                         ---------

U.S. GOVERNMENT AND AGENCY
SECURITIES - 71.9%
       Government Agency - 30.7%
           Federal Home Loan Mortgage Corporation
                    5.950%, 01/19/06     750,000           744,727
           Federal National Mortgage Association
                    6.375%, 01/16/02     500,000           507,890
                    5.875%, 02/02/06     275,000           272,165
                    5.750%, 06/25/10     100,000            99,156
                    5.500%, 02/25/17     100,000            98,656
                                                         ---------
                                                         1,722,594
                                                         ---------

       U.S. Government - 41.2%
           U.S. Treasury Notes
                    5.875%, 08/31/99     750,000           752,340
                    6.125%, 12/31/01     250,000           253,320
                    6.500%, 08/15/05   1,250,000         1,304,300
                                                         ---------
                                                         2,309,960
                                                         ---------

           TOTAL U.S. GOVERNMENT AND
           AGENCY SECURITIES
           - (Cost $3,904,871)                           4,032,554
                                                         ---------


SHORT TERM INVESTMENTS - 24.5%              Shares
       Investment Company - 4.0%
           SSgA U.S. Government
           Money Market Fund            225,000            225,000
                                                         ---------




                                 PB SERIES TRUST
                                FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



                                              Principal
Security Description                            Amount           Value
--------------------                            ------           -----
SHORT TERM INVESTMENTS - (Continued)
       Repurchase Agreement - 2.9% Agreement
           with State Street Bank and Trust
           Company, dated 12/31/1997, 4.250%,
           to be repurchased at $164,719 on
           01/02/1998 (collateralized by
           $170,000 par value U.S. Treasury
           Notes, 6.125 %, due 3/31/1998,
           with a value of $172,76)           $164,680      $  164,680
                                                            ----------

       Government Agency - 17.6%
           Federal Farm Credit Bank Discount Note
                   5.390%, 01/09/98            500,000         499,389
           Federal Home Loan Bank Discount Note
                   6.080%, 5/29/98             500,000         488,850
                                                            ----------
                                                               988,239
                                                            ----------

           TOTAL SHORT TERM INVESTMENTS
           - (Cost $1,377,886)                               1,377,919
                                                            ----------

           TOTAL INVESTMENTS - (Cost $5,382,260) - 98.2%     5,510,285
           OTHER ASSETS LESS LIABILITIES - 1.8%                 96,402
                                                            ----------
           NET ASSETS - 100.0%                              $5,606,687
                                                            ==========

           The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                         Shares           Value
--------------------                         ------           -----
COMMON STOCK AND OTHER
EQUITY INTERESTS - 91.8%
      Argentina - 0.8%
          Astra CIA                            4,340       $  7,597
          BCO De Galicia                       1,506          9,640
          BCO Frances RI                         518          4,808
          Molions Rio PL                       1,172          2,813
          Perez Company ADR                    1,500         20,813
          Siderca S.A                          4,880         13,569
          Telefonica De Arg SA ADR               637         23,728
                                                           --------
                                                             82,968
                                                           --------

      Australia - 0.8%
          Amcor Limited                        1,485          6,531
          Broken Hill Proprietary Company
               Limited                         1,213         11,261
          Comalco Limited                      1,946          8,037
          Leighton Holdings Limited            1,117          3,900
          News Corporation Limited             2,340         12,912
          Pasminco Limited                     8,806         10,097
          QNI Limited                          2,569          1,708
          TABCORP Holdings Limited             1,044          4,898
          Westpac Banking Corporation
                Limited                        3,463         22,147
                                                           --------
                                                             81,491
                                                           --------

      Belgium - 2.1%
          Webs Index Fund Belgium Index       12,475        206,617
                                                           --------

      Chile - 1.4%
          Banco Santander Chile ADR            1,020         14,409
          Chilgener SA Sponsored ADR             687         16,833
          Compania Cervecerias Unidas SA
               Sponsored ADR                     339          9,958
          Compania de Telecom De Chile
               Sponsored ADR                   1,015         30,324
          Empresa Nacional Electricidad
               Sponsored ADR                   1,169         20,677
          Enersis Sponsored ADR                  945         27,406
          Madeco SA Sponsored ADR                312          4,758
          Maderas Y Sinteticos Sponsored ADR.    432          4,105
          Quimica Y Minera Chile SA
               Sponsored ADR                     190          8,360
                                                           --------
                                                            136,830
                                                           --------



                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                          Shares        Value
--------------------                          ------        -----
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
      Finland - 4.2%
          Enso                                 1,600       $ 12,395
          Hartwall Ab Oy                         379         31,307
          Metsa Serla Oy                       3,231         25,207
          Neste Oy                               606         14,684
          Nokia Ab Oy                          2,710        192,517
          Okobank Osuuspankk                   1,652         26,201
          Rautaruukki Oy                       2,273         18,358
          UPM Kymmene Corporation Oy           1,536         30,732
          Viking Line AB                         200          8,077
          WSOY"B"                              1,002         37,337
          YIT-Yhtymaoy Oy                      1,399         15,793
                                                          ---------
                                                            412,608
                                                          ---------

      France- 12.3%
          Alcatel Alsthom                        632         80,360
          AXA UAP                                685         53,022
          Banque Nationale de Paris            2,010        106,873
          Compagnie De St. Gobain                330         46,896
          Compagnie Generale des Eaux            521         72,740
          Credit Commer France                   490         33,596
          Elf Aquitaine SA                       626         72,833
          France Telecom (a)                   1,800         65,311
          Groupe Danone                          411         73,435
          Group GTM                              800         53,852
          L'Oreal                                220         86,113
          Lafarge SA                             914         59,992
          Peugeot                                680         85,784
          Pinault-Printe                         130         69,380
          Schneider SA                           504         27,375
          Societe Generale                       827        112,713
          Total "B" FRF 50                       500         54,433
          Valeo SA                               685         46,475
                                                          ---------
                                                          1,201,183
                                                          ---------

      Germany - 9.9%
          Allianz AG                              355        91,589
          BASF AG                               1,300        46,407
          Bayer AG                              2,943       109,231
          Commerzbank AG                        1,190        46,318
          Daimler-Benz AG                         657        46,395

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                             Shares       Value
--------------------                             ------       -----
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
      Germany - (Continued)
          Degussa AG                             1,036      $ 51,268
          Deutsche Bank                            550        38,473
          Dresdner Bank AG                         661        30,065
          MAN AG                                   231        52,405
          Mannesmann AG                            298       149,626
          RWE AG                                 1,400        75,121
          Siemens AG                               985        59,424
          VEBA AG                                2,010       136,909
          Volkswagon AG                             65        36,322
                                                           ---------
                                                             969,553
                                                           ---------

      Ireland - 3.3%
          Allied Irish                          11,800       114,510
          CRH PLC                                6,900        80,942
          Irish Life PLC                         7,700        44,284
          Kerry Group PLC                        2,100        22,506
          Smurfit (Jefferson) Group             23,000        64,990
                                                           ---------
                                                             327,232
                                                           ---------

      Israel - 1.7%
          Bank Hapoalim Limited                  7,900        18,957
          Bezeq Israeli Telecommunication
               Corporation Limited               4,500        12,427
          Blue Square-Israel Limited (a)         1,100        10,508
          Clal Israel Limited                   40,000        11,906
          ECI Telecommunication Limited          1,000        25,501
          Elco Holdings Limited                  1,200         9,837
          Elite Industries Limited                 300         8,906
          Formula Systems Limited (a)              410        12,619
          Industrial Buildings Corporation       7,800        13,272
          Israel Chemicals Limited              12,800        17,329
          Teva Pharmaceutical Industries Limite    480        22,765
                                                           ---------
                                                             164,027
                                                           ---------

      Italy - 7.7%
          Alleanza Assicurazioni                 3,521        35,039
          Assic Generali                         2,000        49,123
          Banca Commerciale Italiana            19,767        68,719




                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                            Shares        Value
--------------------                            ------        -----
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
      Italy - (Continued)
          Benetton Group SPA                     2,080      $ 34,039
          Danieli & Company                      5,001        34,348
          Edison SPA                             8,000        48,388
          Eni SPA                               20,903       118,514
          Fiat SPA                              15,301        44,501
          Instituto Nazionale delle Assicurazioni
          Istituto                              20,646        41,839
          Istituto Mobiliare Italiano SPA        7,018        83,309
          Italcementi SPA                        5,000        34,849
          Telecom Italia SPA                    13,080        83,549
          Telecom Italia Mobile SPA             18,000        83,078
                                                           ---------
                                                             759,295
                                                           ---------

      Japan - 13.6 %
          Aoyama Trading Company Limited         3,300        58,957
          Bridgestone Company                    2,000        43,399
          Canon Incorporated                     2,000        46,621
          Fanuc                                  3,200       121,214
          Fuji Photo Film Company                3,000       115,018
          Fujisawa Pharmaceutical Company        6,000        52,448
          Hitachi Limited                        6,000        42,787
          Ito-Yokado                             1,000        50,992
          Kirin Brewery Company                  7,000        50,992
          Matsushita Electric Works              3,000        43,937
          Mitsui O.S.K. Lines Limited (a)       36,000        49,963
          Murata Manufacturing Company Limited.  3,000        75,452
          NEC Corporation                       11,000       117,242
          Nippon Telephone & Telegraph
               Corporation                          32       137,407
          Sumitomo Bank Limited                 10,000       114,250
          Sumitomo Trust & Banking              12,000        62,385
          Tokio Marine & Fire Insurance          5,000        56,741
          Tokyo Electric                         2,100        38,323
          Toyota Motor                           2,000        57,355
                                                           ---------
                                                           1,335,483
                                                           ---------

      Mexico -1.7%
         Webs Index Fund Mexico Free Index      10,100       166,650
                                                           ---------

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                             Shares      Value
--------------------                             ------      -----
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
      Netherlands - 5.0%
          ABN AMRO Holdings NV                   1,532       $ 29,862
          Akzo Nobel                               203         35,021
          Elsevier                               1,500         24,279
          ING Groep NV                             569         23,979
          Koninklijke PTT Nederland NV             755         31,518
          Philips Electronics NV                   424         25,443
          Polygram NV                              550         26,326
          Royal Dutch Petroleum Company          2,848        156,418
          Unilever NV, PLC                         936         57,735
          Vendex International NV                  593         32,744
          VNU-Verenigde Nederlandse
               Uitgeversbedrijven Verenigd Be1,610             45,443
                                                            ---------
                                                              488,768
                                                            ---------

      Portugal - 4.1%
          Banco Comercia Portugues               2,200         45,017
          Banco Espirito                         2,200         65,504
          Brisa (a)                                400         14,336
          Cimpor Cimento                         1,700         44,582
          Elec De Portugal (a)                   2,500         47,364
          Jeronimo Martins                       1,250         39,684
          Portugal Telecom                       2,700        125,349
          Sonae Investimento                       550         22,257
                                                            ---------
                                                              404,093
                                                            ---------

      Spain - 2.4%
          Argentaria Corporation SA                450         27,381
          Banco Bilbao                           1,000         32,359
          Banco Popular                            450         31,457
          Gas Natural SD                           380         19,704
          Gas Y Electric                           300         21,659
          Iberdrola SA                           2,600         34,216
          Repsol  SA                               700         29,864
          Telefonica De Espana...........        1,350         38,544
                                                            ---------
                                                              235,184
                                                            ---------

      Switzerland - 8.5%
          ABB AG                                    30         37,654
          Clariant AG                               61         50,903
          Credit Suisse Group                      368         56,886
          Holderbank Financiere Glarus AG           51         41,581




                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                               Shares         Value
--------------------                               ------         -----
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
      Switzerland - (Continued)
          Kuoni Reisen Holding AG                    14      $  52,428
          Nestle SA                                  67        100,316
          Novartis AG                               126        204,254
          Roche Holding AG                           15        148,820
          Tag Heuer International SA (a)            349         30,316
          Union Bank of Switzerland                  77        111,233
                                                            ----------
                                                               834,391
                                                            ----------

      United Kingdom - 10.9%
          Abbey National PLC                      3,375         58,477
          Boots Company PLC                       3,826         55,801
          British Petroleum                       2,400         31,732
          British Telecommunications PLC          4,474         35,453
          Commercial Union PLC                    3,667         54,389
          EMI Group PLC                           4,123         35,702
          Glaxo Wellcome                          1,800         42,752
          HSBC Holdings                           1,450         37,625
          IMI PLC                                 5,277         35,344
          Lasmo PLC                              10,500         46,912
          Lloyds TSB Group PLC                    8,496        110,299
          Prudential Corporation PLC              4,685         54,671
          Scottish & Newcastle PLC                4,971         60,388
          Scottish Power PLC                      7,284         64,546
          Shell Transport & Trading Company PLC   7,177         52,336
          Smithkline Beecham PLC                  6,788         70,129
          Tesco                                   4,400         35,610
          Unilever PLC                            7,452         64,188
          Wolseley PLC                            5,159         41,157
           Zeneca Group PLC                       2,246         79,387
                                                            ----------
                                                             1,066,898
                                                            ----------

      Venezuela- 1.4%
          Ceramica Carabobo ADR                  12,650         10,372
          Cia Anonima Telef De Ven ADR            2,000         83,250
          Mavesa SA ADR                           1,750         11,156
          Siderurgica Venez SIV ADR               4,650         18,382
          Sudamtex De Venezuela ADR               1,232         10,934
                                                            ----------
                                                               134,094
                                                            ----------

          TOTAL COMMON STOCK AND OTHER
          EQUITY INTERESTS (Cost $8,722,898)                 9,007,365
                                                            ----------

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



                                           Principal
Security Description                         Amount             Value
--------------------                         ------             -----
SHORT TERM INVESTMENTS - 6.8%
      Time Deposit - 6.8%
          State Street Bank and Trust
          Company Time Deposit,
               1/02/98.................... $664,000          $  664,000
                                                             ----------

          TOTAL SHORT TERM INVESTMENTS
          - (Cost $664,000)                                     664,000
                                                             ----------

          TOTAL INVESTMENTS - (Cost $9,386,898) - 98.6%       9,671,365
          OTHER ASSETS LESS LIABILITIES - 1.4%                  132,900
                                                             ----------
          NET ASSETS - 100.0%                                $9,804,265
                                                             ----------

          The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

          (a) Non-income producing securities.

          ADR- American Depositary Receipts.




                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997




Industry holdings at December 31, 1997
Banking ..........................14.82%
Telecommunications ............... 9.87%
Energy Sources ................... 6.72%
Health & Personal Care ........... 6.50%
Utilities-Electrical & Gas ....... 5.13%
Insurance ........................ 4.89%
Electrical & Electronics ......... 4.02%
Building Materials & Components .. 3.89%
Investment Companies ............. 3.80%
Food & Household Products ........ 3.58%
Chemicals ........................ 2.97%
Merchandising .................... 2.90%
Automobiles ...................... 2.76%
Electronic Components, Instruments 2.61%
Recreation, Other Consumer Goods . 2.59%
Machinery & Engineering .......... 2.41%
Forest Products & Paper .......... 1.47%
Beverages & Tobacco .............. 1.46%
Broadcasting & Publishing ........ 1.22%
Financial Services ............... 1.11%
Construction & Housing ........... 1.03%
Miscellaneous Materials .......... 1.02%
Business & Public Services ....... 0.89%
Appliances & Household Durables .. 0.71%
Transportation-Shipping .......... 0.59%
Leisure & Tourism ................ 0.59%
Metals-Non Ferrous ............... 0.56%
Metals-Steel ..................... 0.52%
Textiles & Apparel ............... 0.46%
Industrial Components ............ 0.44%
Real Estate ...................... 0.14%
Multi-Industry ................... 0.12%
Energy Equipment & Services ...... 0.08%
                                 -------
    Total Investments by Industry 91.87%
Time Deposit ..................... 6.77%
                                 -------
    Total Investments ........... 98.64%
Other Assets Less Liabiliti1ies .. 1.36%
                                 -------
Net Assets ..................... 100.00%
                                 =======

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                                MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



                                                Principal
Security Description                              Amount          Value
--------------------                              ------          -----
ASSET-BACKED SECURITIES - 4.3%
          Arcadia Automobile Receivables Trust
          1997-C, 5.650%, 09/15/98 ......       $ 56,048        $ 56,048

          Copelco Capital Funding Corp.
           1997-A, 5.809%, 07/20/98 .....         46,256          46,256
                                                               ---------

          TOTAL ASSET BACKED SECURITIES
           - (Cost $102,304)                                     102,304
                                                               ---------

VARIABLE  RATE NOTES - 30.5% Edgefield County, SC County School District,
          Series, 1997
                 5.719%, 12/01/04 + .....        100,000         100,000
          Grand Aire Express, Inc., Series 1997
                 5.700%, 07/01/12 + .....        100,000         100,000
          International Processing Corporation
                 5.790%, 01/02/08 + .....         10,000          10,000
          IT Spring Wire, LLC, Series 1997
                 5.700%, 07/01/07 + .....        100,000         100,000
          JFK Family Borrowing, LLP, Series 1997
                 5.706%, 10/01/22 + .....         50,000          50,000
          La-Man Corporation
                 5.660%, 09/01/12 + .....        100,000         100,000
          Scranton Times, LP., Series 1997
                 5.710%, 05/31/07 + .....        100,000         100,000
          Triangle Fund, Series 1997
                5.750%, 11/16/98 + ......        100,000         100,000
          Westcourt
                5.790%, 06/01/16 + ......         60,000          60,000
                                                                --------

          TOTAL VARIABLE RATE NOTES
          - (Cost $720,000)                                      720,000
                                                                --------

SHORT TERM INVESTMENTS - 63.8%
     Joint Repurchase Agreements - 63.8%

          Joint agreement with Fuji Government
          Securities Incorporated, dated
          12/31/1997, bearing 6.600%, to be
          repurchased at $520,191 on 01/02/1998
          (collateral: U.S Treasury Notes/
          Bonds/Bills/Tips, 3.375% - 15.75%,
          04/09/98 - 11/15/18, value equal to 102%
          of the repurchase agreement)           520,000         520,000





                                 PB SERIES TRUST
                                MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



                                                        Principal
Security Description                                      Amount           Value
--------------------                                      ------           -----
SHORT TERM INVESTMENTS - (Continued)
     Joint Repurchase Agreements - (Continued)

          Joint agreement with HSBC Securities
          Incorporated, dated 12/31/1997, bearing
          6.800%, to be repurchased at $100,038 on
          01/02/1998 (collateral: U.S Treasury
          Bonds/Bills, 7.250% - 12.000%, 01/02/98
          - 08/15/17, value equal to 102% of the
          repurchase agreement) ........................  $100,000      $100,000

          Joint agreement with PaineWebber
          Incorporated, dated 12/31/1997, bearing
          6.600%, to be repurchased at $520,191 on
          01/02/1998 (collateral: U.S Treasury
          Bonds/Bills, 7.250% - 12.000%, 01/02/98
          - 08/15/17, value equal to 102% of the
          repurchase agreement) ........................   520,000       520,000

          Joint agreement with Societe Generale,
          dated 12/31/1997, bearing 6.600%, to be
          repurchased at $100,037 on 01/02/1998
          (collateral: U.S Treasury Note/ Tips,
          3.375% - 6.500%, 10/15/06 - 01/15/07,
          value equal to 102% of the repurchase
          agreement) ...................................   100,000       100,000

          Joint agreement with State Street Bank
          and Trust Company, dated 12/31/1997,
          bearing 6.550%, to be repurchased at
          $66,024 on 01/02/1998 (collateral: U.S
          Treasury Note, 5.875%, 04/30/98, value
          equal to 102% of the repurchase
          agreement) ...................................    66,000        66,000

          Joint agreement with Swiss Bank
          Corporation, dated 12/31/1997, bearing
          6.550%, to be repurchased at $100,036 on
          01/02/1998 (collateral: U.S Treasury
          Bonds, 6.500% - 12.500%, 05/15/09 -
          11/15/26, value equal to 102% of the
          repurchase agreement) ........................   100,000       100,000

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                                MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



                                           Principal
Security Description                         Amount            Value
--------------------                         ------            -----
SHORT TERM INVESTMENTS - (Continued)
     Joint Repurchase Agreements - (Continued)

          Joint agreement with UBS
          Securities, dated 12/31/1997,
          bearing 6.800%, to be repurchased
          at $100,036 on 01/02/1998
          (collateral: Federal Home Loan
          Mortgage Corporation,
          5.500% - 9.000%, 12/15/07 -
          12/30/27, value equal to 102%
          of the repurchase agreement) .. $ 100,000         $  100,000

          TOTAL SHORT TERM INVESTMENTS
          (Cost $1,506,000)                                  1,506,000
                                                            ----------

          TOTAL INVESTMENTS AT AMORTIZED
          COST AND VALUE - 98.6%                            $2,328,304
          OTHER ASSETS LESS LIABILITIES - 1.4%                  33,037
                                                            ----------
          NET ASSETS - 100.0%                               $2,361,341
                                                            ==========

          The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

         + Variable rate demand notes are payable upon not more than one, seven, or thirty day's notice. Variable rate security which may be reset weekly. The interest rate shown reflects the rate currently in effect.

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1997



                                                                                Capital            Income     Growth &
                                                                             Preservation         Oriented     Income
ASSETS                                                                         Portfolio         Portfolio   Portfolio
                                                                           ------------------ ------------- -------------
     Investments in securities, at value (a)............................          $26,773    $8,256             $180,827
     Repurchase agreements, at value (a)................................               --             --              --
     Cash, including foreign currency, at value.........................            3,050          3,044           3,218
     Receivable for forward currency contracts (Note 6).................               --             --              --
     Interest receivable................................................               --             --              --
     Dividends receivable...............................................               --             --              --
     Prepaid insurance..................................................            1,213          1,213           1,213
     Receivable from Investment Adviser (Note 3)........................              303            286             301
     Foreign income tax reclaim receivable..............................               --             --              --
                                                                            -------------- --------------- --------------
       TOTAL ASSETS.....................................................           31,339         12,799         185,559

LIABILITIES

     Payable to Investment Adviser......................................               --             --              --
     Accounts payable and accrued expenses..............................             4,565         4,543           4,729
                                                                            -------------- --------------- --------------
       TOTAL LIABILITIES................................................             4,565         4,543           4,729
                                                                            -------------- --------------- --------------
       NET ASSETS.......................................................           $26,774        $8,256        $180,830
                                                                            ============== =============== ==============

NET ASSETS CONSIST OF:

     Paid-in capital (Note 5)...........................................          $26,963         $8,331        $179,972
     Undistributed (distribution in excess of)
       net investment income (Note 2)...................................                2             --              19
     Accumulated net realized gain (loss) on investments and
       foreign currency transactions....................................               --             --             (73)
     Net unrealized appreciation (depreciation) of:
       Investments......................................................             (191)           (75)            912
       Translations of assets and liabilities in foreign currencies.....               --             --              --
                                                                            -------------- --------------- ---------------
       NET ASSETS.......................................................          $26,774         $8,256        $180,830
                                                                            ============== =============== ===============

NET ASSET VALUE PER SHARE

     Offering and redemption price per share
       (based on shares of beneficial interest outstanding).............          $ 10.23          $10.63        $ 10.72

     Total shares outstanding at end of period (Note 5).................            2,618             777         16,869

     Capital shares authorized..........................................       Indefinite     Indefinite      Indefinite

     (a)   Investments in securities, including repurchase agreements,
           at cost......................................................          $26,964          $8,331       $179,915

        Capital          Maximum           High            Fixed                             Money
        Growth        Appreciation       Quality          Income        International     Market Fund
       Portfolio        Portfolio       Stock Fund         Fund          Active Fund
    ---------------- ---------------- --------------- ---------------- ----------------- --------------
         $816,349         $244,738      $12,392,75       $5,345,605      $ 9,671,365        $  822,304
               --               --              --          164,680               --         1,506,000
            3,041            3,044         128,105           24,190          131,014            40,681
               --               --              --               --            3,080                --
               --               --              74           88,129              106             4,514
               --               --          16,677               --            5,283                --
            1,213            1,213           1,213            1,213            1,213             1,213
              311              337           5,885            9,237           14,311            10,487
               --               --              --               --            6,227                --
    ---------------- --------------- ---------------- -----------------  --------------- ----------------
          820,914          249,332      12,544,659        5,633,054        9,832,599         2,385,199

               --               --           6,524             2,981           7,317               711
            4,565            4,594          23,071            23,386          21,017            23,147
    ---------------- --------------- ----------------- ----------------- --------------- ----------------
            4,565            4,594          29,595            26,367          28,334            23,858
    ================ =============== ================= ================= =============== ================
         $816,349         $244,738     $12,515,064        $5,606,687     $ 9,804,265        $2,361,341
    ================ =============== ================= ================= =============== ================



         $812,120         $239,094     $10,757,591        $5,478,662      $10,203,681       $2,361,341

               --               32              15                --          (12,039)              --

              (33)             (47)         87,479                --         (673,728)              --

            4,262            5,659       1,669,979           128,025          284,467               --
               --               --              --                --            1,884               --
    ================ =============== ================= ================ ================= ================
         $816,349         $244,738     $12,515,064        $5,606,687      $ 9,804,265       $2,361,341
    ================ =============== ================= ================ ================= ================


           $11.04           $11.29          $11.74             $0.26            $9.60            $1.00

           73,920           21,679       1,065,622           546,467        1,021,010        2,361,341

       Indefinite       Indefinite      Indefinite        Indefinite       Indefinite       Indefinite

         $812,087         $239,079     $10,722,726        $5,382,260       $9,386,898       $2,328,304

                                 PB SERIES TRUST
                            STATEMENTS OF OPERATIONS
              For the period May 9, 1997* through December 31, 199




                                                                                  Capital          Income       Growth &
                                                                                Preservation      Oriented       Income
                                                                                 Portfolio       Portfolio     Portfolio
                                                                              ----------------- ------------- -------------

INVESTMENT INCOME
       Interest income...................................................             $180            $  5         $  193
       Dividend income...................................................              425             147          2,799
         Less foreign taxes withheld.....................................               --              --             --
                                                                              --------------- -------------- --------------
       TOTAL INVESTMENT INCOME...........................................              605             152          2,992

EXPENSES

       Investment adviser fee (Note 3)...................................               --              --             --
       Administrative fee................................................            1,358           1,331          1,333
       Accounting fee....................................................            4,294           4,294          4,344
       Audit fee.........................................................            1,559           1,543          1,621
       Custodian fees and expenses.......................................               68              67            164
       Trustee's fees (Note 3)...........................................            1,176           1,175          1,179
       Printing expense..................................................              428             428            430
       Legal fee.........................................................              150             150            169
       Insurance expense.................................................            2,149           2,149          2,149
       Miscellaneous expense.............................................               28              26             28
                                                                              --------------- -------------- --------------
         Total operating expenses before reimbursement...................           11,210          11,163         11,417
       Expenses reimbursed by the Investment Adviser (Note 3)............          (11,210)        (11,163)       (11,417)
                                                                              --------------- -------------- --------------
         NET EXPENSES....................................................                0               0              0
                                                                              --------------- -------------- --------------
         NET INVESTMENT INCOME ..........................................              605             152          2,992

NET REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS AND FOREIGN CURRENCY

      Net realized gain (loss) from:
        Investments......................................................               33             --             895
        Distribution from underlying funds...............................               40             40           1,073
        Foreign currency transactions....................................               --             --              --
                                                                              -------------- --------------- --------------
                                                                                        73             40           1,968
      Change in unrealized appreciation (depreciation) during the period on:
         Investments.....................................................             (191)           (75)            912
        Translations of assets and liabilities in foreign currencies.....               --             --              --
                                                                              -------------- --------------- --------------
                                                                                      (191)           (75)            912
                                                                              -------------- --------------- --------------
      NET REALIZED AND UNREALIZED GAIN (LOSS)............................             (118)           (35)          2,880
                                                                              -------------- --------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS................................................             $487           $117          $5,872
                                                                              =============== ============== ==============

*   Commencement of investment operations.

         Capital          Maximum            High            Fixed                            Money
         Growth         Appreciation       Quality          Income        International       Market
        Portfolio        Portfolio        Stock Fund         Fund          Active Fund         Fund
     ---------------- ----------------- --------------- ---------------- ---------------- --------------
        $       --         $     --       $   43,591        $204,045       $  28,297            $75,611
             3,441            1,462          106,636              --         127,691                 --
                --               --               --              --         (12,982)                --
     ---------------- ---------------- --------------- ---------------- ---------------- ---------------
             3,441            1,462          150,227         204,045         143,006             75,611



                --               --           46,919          21,981          58,636              5,321
             1,331            1,331            8,653           8,655           8,655              8,659
             4,294            4,294            8,482           8,929           8,108              8,519
             1,559            1,559            7,733           7,772           7,772              7,772
               110              151            2,138           1,577          22,382              1,118
             1,175            1,175            1,172           1,176           1,175              1,175
               428              428              535             535             535                535
               150              150              121              84             121                 62
             2,149            2,149            2,149           2,149           2,149              2,149
                26               26              180             202             203                203
     ---------------- ---------------- --------------- ---------------- ---------------- ---------------
            11,222           11,263           78,082          53,060         109,736             35,513
           (11,222)         (11,263)         (13,117)        (22,624)        (34,811)           (26,866)
     ---------------- ---------------- --------------- ---------------- ---------------- ---------------
                 0                0           64,965          30,436          74,925              8,647
     ---------------- ---------------- --------------- ---------------- ---------------- ---------------
             3,441            1,462           85,262         173,609          68,081             66,964



               266              334          229,655          16,311        (673,728)              --
             2,193            2,300               --              --              --              --
                --               --               --              --         (62,431)              --
     ---------------- ---------------- --------------- ---------------- ---------------- ---------------
             2,459            2,634          229,655          16,311        (736,159)              --


             4,262            5,659        1,669,979         128,025         284,467               --
                --               --               --              --           1,884               --
     ---------------- ---------------- --------------- ---------------- ---------------- ---------------
             4,262            5,659        1,669,979         128,025         286,351               --
     ---------------- ---------------- --------------- ---------------- ---------------- ---------------
             6,721            8,293        1,899,634         144,336        (449,808)              --
     ---------------- ---------------- --------------- ---------------- ---------------- ---------------

        $   10,162         $ 9,755        $1,984,896        $317,945      $ (381,727)         $66,964
     ================ ================ =============== ================ ================ ===============

                                 PB SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS
              For the period May 9, 1997* through December 31, 1997



                                                                                  Capital          Income         Growth &
                                                                                Preservation      Oriented         Income
                                                                                 Portfolio        Portfolio      Portfolio
                                                                              ----------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    FOR THE PERIOD ENDED DECEMBER 31, 1997
      Net investment income..........................................                 $605            $152          $2,992
      Net realized gain (loss).......................................                   73              40           1,968
      Change in unrealized appreciation (depreciation)
          during the period..........................................                 (191)            (75)            912
                                                                              -------------- ---------------- ---------------
      Net increase (decrease) in net assets resulting from operations                  487             117            5,872


      DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income..........................................                 (603)            (152)         (2,989)
      Net realized gain..............................................                  (73)             (40)         (2,026)

      FUND SHARE TRANSACTIONS (Note 5)...............................               26,963            8,331         179,973
                                                                              --------------- --------------- ----------------
      TOTAL INCREASE IN NET ASSETS...................................               26,774            8,256         180,830

NET ASSETS:

      Beginning of period............................................                   --               --              --
                                                                              --------------- --------------- ----------------
      End of period (a)..............................................               $26,774          $8,256        $180,830
                                                                              =============== =============== ================

 (a)  Including undistributed (distribution in excess of ) net
      investment income..............................................                    $2             $--        $     19
                                                                             ================ =============== ================

* Commencement of investment operations.

          Capital          Maximum            High            Fixed                            Money
          Growth         Appreciation       Quality          Income        International       Market
         Portfolio        Portfolio        Stock Fund         Fund          Active Fund         Fund
      ---------------- ----------------- --------------- ---------------- ---------------- --------------
           $  3,441        $   1,462     $     85,262     $   173,609      $    68,081      $    66,964
              2,459            2,634          229,655          16,311         (736,159)              --

              4,262            5,659        1,669,979         128,025          286,351               --
      ---------------- ---------------- --------------- ---------------- ---------------- ---------------
             10,162            9,755        1,984,896         317,945         (381,727)          66,964



             (3,441)          (1,462)        (85,247)        (173,971)         (17,693)         (66,964)
             (2,492)          (2,649)       (142,176)         (16,311)               --             --

            812,120          239,094       10,757,591       5,479,024        10,203,685       2,356,341
      ---------------- ---------------- --------------- ---------------- ---------------- ---------------
            816,349          244,738       12,515,064       5,606,687         9,804,265       2,356,341



                 --               --              --               --                --           5,000
      ---------------- ---------------- --------------- ---------------- ---------------- ---------------
           $816,349         $244,738     $12,515,064       $5,606,687       $ 9,804,265      $2,361,341
      ================ ================ =============== ================ ================ ===============


           $     --         $     32     $        15       $       --       $   (12,039)     $       --
      ================ ================ =============== ================ ================ ===============

                                 PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
              For a share outstanding throughout the period May 9,
              1997 (commencement of investment operations) through
                                December 31, 1997



                                                                               Capital        Income        Growth &
                                                                             Preservation    Oriented        Income
                                                                              Portfolio      Portfolio      Portfolio
Net asset value, beginning of period......................................     $10.00        $10.00         $10.00
                                                                               ------        ------         ------
Income from investment operations:
Net investment income ....................................................       0.24          0.20           0.18
Net realized and unrealized gain on investments...........................       0.26          0.68           0.84
                                                                               ------        ------         ------
Total from investment operations..........................................       0.50          0.88           1.02
                                                                               ------        ------         ------
Less distributions from:
Net investment income.....................................................      (0.24)        (0.20)         (0.18)
Net realized gains........................................................      (0.03)        (0.05)         (0.12)
                                                                               ------        ------         ------
Total distributions.......................................................      (0.27)        (0.25)         (0.30)
                                                                               ------        ------         ------
Net asset value, end of period.............................................    $10.23        $10.63         $10.72
                                                                               ======        ======         ======
Total return (2)...........................................................      4.92%         8.84%         10.25%
                                                                               ======        ======         ======
Ratios and supplemental data:

Net assets, end of period...................................................  $26,774         $8,256       $180,830
Ratio of operating expenses to average net assets (3).......................       --             --             --
Ratio of operating expenses to average net assets before voluntary
 expense reimbursement (1)(3)...............................................   161.07%      1,978.36%         30.27%

Ratio of net investment income to average net assets (3)....................     8.69%         26.94%          7.93%
Ratio of net investment loss to average net assets before voluntary
 expense reimbursement (1)(3)...............................................  (152.38%)    (1,951.42%)       (22.34%)
Portfolio turnover rate (4).................................................       32%             0%            24%

(1) Net investment income is after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not undertaken to reimburse expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3)  Annualized for periods less than one year.
(4)  Portfolio turnover rates are not annualized.

                                 PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
              For a share outstanding throughout the period May 9,
              1997 (commencement of investment operations) through
                                December 31, 1997



                                                                               Capital        Maximum          High
                                                                                Growth      Appreciation      Quality
                                                                              Portfolio      Portfolio      Stock Fund
                                                                              ---------      ---------      ----------
Net asset value, beginning of period......................................      $10.00         $10.00         $10.00
                                                                                ------         ------         ------
Income from investment operations:
Net investment income ....................................................        0.13          0.07            0.08
Net realized and unrealized gain on investments...........................        1.13          1.41            1.88
                                                                                ------         ------         ------
Total from investment operations..........................................        1.26          1.48            1.96
                                                                                ------         ------         ------
Less distributions from:
Net investment income.....................................................       (0.13)        (0.07)          (0.08)
Net realized gains........................................................       (0.09)        (0.12)          (0.14)
                                                                                ------         ------         ------
Total distributions.......................................................       (0.22)        (0.19)          (0.22)
                                                                                ------         ------         ------
Net asset value, end of period............................................      $11.04        $11.29        $ 11.74
                                                                                ======        ======        =======
Total return (2)..........................................................       12.67%        14.82%          19.72%
                                                                                ======        ======        =======
Ratios and supplemental data:
Net assets, end of period.................................................    $816,349        $244,738    $12,515,064
Ratio of operating expenses to average net assets (3).....................          --              --          0.90%
Ratio of operating expenses to average net assets before voluntary
  expense reimbursement (1)(3)............................................       20.00%          24.59%          1.08%

Ratio of net investment income to average net assets (3)..................        6.13%          3.19%         1.18%
Ratio of net investment income (loss) to average net assets before
voluntary expense reimbursement (1)(3)....................................      (13.87%)       (21.40%)         1.00%
Portfolio turnover rate (4)...............................................           2%             6%           14%
Average commission rate paid per equity share traded......................         N/A            N/A    $   0.0598

(1) Net investment income is after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not undertaken to reimburse expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

                                 PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
              For a share outstanding throughout the period May 9,
              1997 (commencement of investment operations) through
                                December 31, 1997



                                                                               Fixed      International      Money
                                                                               Income         Active        Market
                                                                                Fund           Fund          Fund
Net asset value, beginning of period....................................       $10.00        $10.00           $1.00
                                                                               ------        ------           -----
Income from investment operations:
Net investment income ..................................................         0.34          0.07            0.03
Net realized and unrealized gain (loss) on investments..................         0.29         (0.45)             --
                                                                               ------        ------           -----
Total from investment operations.......................................          0.63         (0.38)           0.03
                                                                               ------        ------           -----
Less distributions from:
Net investment income..................................................         (0.34)        (0.02)          (0.03)
Net realized gains.....................................................         (0.03)          --              --
                                                                               ------        ------           -----
Total distributions....................................................         (0.37)        (0.02)          (0.03)
                                                                                =====         =====           =====
Net asset value, end of period.........................................        $10.26        $9.60           $1.00
                                                                                =====         =====           =====
Total return (2).......................................................          6.30%         (3.80%)         3.31%
                                                                                =====         =====           =====
Ratios and supplemental data:
Net assets, end of period..............................................    $5,606,687      $9,804,265   $2,361,341
Ratio of operating expenses to average net assets (3)..................          0.90%           1.15%        0.65%
Ratio of operating expenses to average net assets before voluntary
  expense reimbursement (1)(3).........................................          1.57%           1.68%        2.67%

Ratio of net investment income to average net assets (3)...............          5.13%          1.04%         5.03%
Ratio of net investment income to average net assets before voluntary
 expense reimbursement (1)(3)..........................................          4.46%          0.51%         3.01%

Portfolio turnover rate (4)............................................           157%            61%           N/A
Average commission rate paid per equity share traded...................           N/A     $   0.0125           N/A

(1) Net investment income is after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not undertaken to reimburse expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

                                 PB SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997

NOTE 1 - ORGANIZATION
PB Series Trust (the "Trust"), formerly Providian Series Trust, was organized as a Massachusetts business trust on October 22, 1996 and is registered under the Investment Company Act of 1940 and the Securities Act of 1933 as a diversified, no-load, open-end management investment company. The Trust is a "series type" of mutual fund which issues separate classes (or series) of stock, each of which represents a separate diversified portfolio of investments. The Trust is currently composed of nine series which consist of five investment portfolios (Capital Preservation Portfolio, Income Oriented Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, and Maximum Appreciation Portfolio-collectively, the "Portfolios") and four underlying funds (High Quality Stock Fund, Fixed Income Fund, International Active Fund, and Money Market Fund-collectively the "Funds").

The Portfolios seek to achieve their investment objectives by investing within specific ranges among the Funds. Each Fund has differing investment objectives and policies. Shares of the Portfolios are offered to separate accounts of insurance companies to fund variable annuity contracts. The shares of the Funds are purchased by the Portfolios. The Portfolios are offered to qualified plans and separate accounts of insurance companies to fund variable annuity contracts.

On February 3, 1997, Providian Life and Health Separate Account V (the "Separate Account") made an initial purchase of shares of beneficial interest in the amount of 5,000 shares of the Money Market Fund. On May 9, 1997, the Separate Account purchased an additional 1,995,000 shares of the Money Market Fund, and purchased 1,000,000 shares of the High Quality Stock Fund and International Active Fund, and 500,000 shares of the Fixed Income Fund. The Separate Account is a separate account of Providian Life and Health Insurance Company, an indirect, wholly owned subsidiary of Providian Corporation which, on June 10, 1997, became a direct, wholly owned subsidiary of AEGON International N.V., a direct, wholly owned subsidiary of AEGON N.V., an international insurance organization headquartered in The Hague, The Netherlands. Effective October 15, 1997, Providian Corporation's name was changed to Commonwealth General Corporation ("CGC"). Effective December 31, 1997, ownership of CGC was transferred to AEGON USA, Inc., an indirect, wholly owned subsidiary of AEGON N.V..

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Valuation of Investments - Securities held by the Funds (other than the Money Market Fund) that are traded on a national securities exchange are valued on the basis of the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the last quoted bid price. Bonds and other fixed income securities with maturities greater than 60 days at the time of purchase are valued by a pricing service. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. The Money Market Fund by the approval of the Board of Trustees utilizes the amortized cost method for valuing securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

Foreign Securities - Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or if closing prices are unavailable, at the last bid price available prior to the time a Fund's net asset value is determined. Foreign prices are furnished by quotation services expressed in the local currency's value and translated into the U.S. dollars at the current rate of exchange.

Repurchase Agreements - The Trust may enter into repurchase agreements with institutions that the Trust's investment advisor, PB Investment Advisors, Inc., (formerly Providian Investment Advisors, Inc.,) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which is at least equal to 102 percent of the principal amount, including interest, of the repurchase agreement. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and or retention of the collateral or proceeds may be subject to legal proceedings.

The Trust may enter into a Joint Repurchase Agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Funds based on their pro-rata interest.

Investment Transactions - Investment security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from security transactions are determined on an identified cost basis, which is also used for tax purpose.

Investment Income - Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued as earned. Premiums and discounts (including original issue discounts) on debt securities are amortized. Investment income is recorded net of foreign taxes withheld if recovery of such taxes is uncertain.

Foreign Currency Translations - The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates supplied by a quotation service. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain or loss on investments in the statement of operations.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign currency exchange gains and losses arise from changes in the value of receivables and payables due to changes in exchange rates.

Forward Currency Contracts - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by a Fund as an unrealized gain or loss. Realized gains and losses are recognized when contracts are settled and are reflected in the statement of operations. The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract (such risk is limited to the unrealized gain, if any) or if the value of the currency changes unfavorably. The International Active Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for the purpose of increasing exposure to a foreign currency to hedge against adverse changes in the value of another currency when exchange rates between the two currencies are positively correlated.

Expenses - Expenses directly attributable to a Portfolio or Fund are charged to that Portfolio or Fund. Expenses not directly attributable to a Portfolio or Fund are allocated among the affected Portfolios and Funds based on relative net assets of each Portfolio and Fund. Costs related to the organization and registration of the Trust have been funded by CGC and its subsidiaries. The Trust will not reimburse CGC for these organizational costs.

Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Distributions to Shareholders - Each of the Portfolios and Funds (except the Money Market Fund) declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. The Money Market Fund declares dividends daily and distributes monthly. All distributions are reinvested in the shares of the relevant Portfolio/Fund at net asset value. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales and "post October 31 losses." Distributions are recorded on the ex-dividend date.

Federal Income Taxes - Each Portfolio and Fund is treated as a separate entity for federal tax purposes. Each Portfolio and Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Portfolio and Fund will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts during the calendar year, the Portfolios and Funds will not be subject to a federal excise tax. As of December 31, 1997, the International Active Fund has a capital loss carryforward, for Federal income tax purposes, of $232,745 expiring in December 31, 2005.

On the Statement of Assets and Liabilities, as a result of permanent book-tax differences, reclassifications have been made between the paid in capital, undistributed (distribution in excess of ) net investment income, and accumulated net realized gain (loss) on investments and foreign currency transactions accounts. These reclassifications have no impact on the net asset value of the Portfolios and Funds.

NOTE 3 - AGREEMENTS AND FEES
PB Investment Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of CGC, which is a wholly owned indirect subsidiary of AEGON N.V., has been retained under an Investment Advisory Agreement (the "Agreement") with the Trust, to supervise the management and investment program of the Trust. The Advisor manages the affairs of the Trust subject to the supervision of the Board of Trustees. The Advisor does not receive an investment management fee for the advisory and asset allocation services it provides to the Portfolios.

As full compensation for its services under the Agreement, each Fund will pay the Advisor a monthly fee at the following annual rates based on the average daily net assets of each Fund:

High Quality Stock Fund                              0.65%
Fixed Income Fund                                    0.65%
International Active Fund                            0.90%
Money Market Fund                                    0.40%

NOTE 3 (CONTINUED)

Under the Agreement, the Advisor has agreed to waive and absorb all operating expenses of each Portfolio and to limit the operating expenses of each Fund so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Advisor until the earlier of the end of three years after commencement of operations or the termination by the Trustees but not the Advisor of the Agreement. For the period ended December 31, 1997, the Advisor agreed to reimburse the Trust $153,693 for expenses in excess of the voluntary expense limitations. As of December 31, 1997, $41,458 was owed to the Trust by the Advisor.

The Advisor has entered into a Sub-Advisory Agreement with Atlanta Capital Management Company, L.L.C. ("Atlanta Capital"), wherein Atlanta Capital will serve as sub-advisor to the Portfolios. Subject to the supervision and direction of the Board of Trustees, Atlanta Capital will determine how each Portfolio's assets will be invested in the Funds. Atlanta Capital also serves as sub-advisor of the High Quality Stock Fund and the Fixed Income Fund. As compensation for its services, with respect to the High Quality Stock Fund and the Fixed Income Fund, the Advisor pays Atlanta Capital a fee equal to 0.50% annually on assets up to $25 million, 0.40% annually on assets above $25 million and up to $50 million, and 0.30% annually on assets above $50 million.

The Advisor has entered into a Sub-Advisory Agreement with Blairlogie Capital Management ("Blairlogie"), wherein Blairlogie will serve as sub-advisor to the International Active Fund. As compensation for its services, the Advisor pays Blairlogie a fee equal to 0.65% annually on assets up to $50 million, and 0.50% annually on assets above $50 million.

The Advisor has entered into a Sub-Advisory Agreement with Federated Investment Counseling ("Federated"), wherein Federated will serve as sub-advisor to the Money Market Fund. As compensation for its services, the Advisor pays Federated a fee equal to 0.25% annually on assets up to $75 million, and 0.20% annually on assets above $75 million.

Each Trustee of the Trust who is not an interested person of the Trust, Advisor or Sub-Advisors receives $1,500 for each Trustees' meeting in which he participates.

NOTE 4 - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the period ended December 31, 1997 were as follows:



                                                   Non-U.S.            U.S.            Non-U.S.            U.S.
                                                  Government        Government        Government        Government
                                                   Purchases        Purchases           Sales             Sales
                                                ---------------- ----------------- ----------------- -----------------
    Capital Preservation Portfolio.......            $   15,327        $       --        $    1,763        $       --
    Income Oriented Portfolio............                 7,110                --                 4                --
    Growth & Income Portfolio............               174,364                --            13,030                --
    Capital Growth Portfolio.............               722,250                --             3,127                --
    Maximum Appreciation Portfolio.......               243,135                --             4,389                --
    High Quality Stock Fund..............            11,346,269                --         1,303,199                --
    Fixed Income Fund....................                99,500         9,395,764                --         5,511,641
    International Active Fund............            14,444,121                --         5,047,494                --
    Money Market Fund....................                    --                --                --                --

Gross unrealized appreciation and depreciation at December 31, 1997, based on the identified cost for income tax purposes, is as follows:

                                                                                                             Net
                                                                        Gross             Gross          Unrealized
                                                   Identified        Unrealized         Unrealized      Appreciation
                                                      Cost          Appreciation      (Depreciation)   (Depreciation)
                                                ----------------- ------------------ ----------------- ----------------
     Capital Preservation Portfolio.......        $    26,964        $       --         $    (191)       $     (191)
     Income Oriented Portfolio............              8,331                45              (120)              (75)
     Growth & Income Portfolio............            179,988             2,447            (1,608)              839
     Capital Growth Portfolio.............            812,120             6,333            (2,104)            4,229
     Maximum Appreciation Portfolio.......            239,126             6,373              (761)            5,612
     High Quality Stock Fund..............         10,722,726         1,907,032          (237,053)        1,669,979
     Fixed Income Fund....................          5,382,260           128,025                 --          128,025
     International Active Fund............          9,386,898           779,773          (495,306)          284,467
     Money Market Fund....................          2,328,304                --                 --               --


NOTE 5 - SHAREHOLDER TRANSACTIONS:
Transactions in shares and dollars were as follows for the period May 9, 1997* through December 31, 1997:


                                                      Capital Preservation Portfolio           Income Oriented Portfolio
                                                        Shares          Dollars              Shares             Dollars
                                                        ------          -------              ------             -------
Shares sold.................................             2,897          $29,813                 759              $8,139
Shares issued to shareholders in
    reinvestment of dividends...............                66              676                  18                 192
Shares redeemed.............................              (345)          (3,526)                 --                  --
                                                          ----          -------                 ---              ------
Net increase................................             2,618          $26,963                 777              $8,331
                                                         =====          =======                 ===              ======




                                                       Growth & Income Portfolio                Capital Growth Portfolio
                                                        Shares           Dollars               Shares             Dollars
                                                        ------           -------               ------             -------
Shares sold.................................            17,738          $189,436                73,664           $809,314
Shares issued to shareholders in
    reinvestment of dividends...............               468             5,015                  538               5,933
Shares redeemed.............................            (1,337)          (14,478)                (282)             (3,127)
                                                        ------          --------                 ----            --------
Net increase................................            16,869          $179,973                73,920           $812,120
                                                        ======          ========                ======           ========




                                                      Maximum Appreciation Portfolio            High Quality Stock Fund
                                                        Shares             Dollars             Shares            Dollars
                                                        ------             -------             ------            -------
Shares sold.................................            21,714            $239,372           1,065,710         $10,755,139
Shares issued to shareholders in
    reinvestment of dividends...............               365               4,111              19,722             227,423
Shares redeemed.............................              (400)             (4,389)            (19,810)           (224,971)
                                                          ----              ------             -------         -----------
Net increase................................            21,679            $239,094           1,065,622         $10,757,591
                                                        ======            ========           =========         ===========

NOTE 5 (CONTINUED)
                                                         Fixed Income Fund                     International Active Fund
                                                        Shares             Dollars            Shares             Dollars
                                                        ------             -------            ------             -------
Shares sold.................................           528,711          $5,297,080           1,019,442         $10,188,787
Shares issued to shareholders in
    reinvestment of dividends...............            18,554             190,282               1,860              17,693
Shares redeemed.............................              (798)             (8,338)               (292)             (2,795)
                                                          ----              ------                ----              ------
Net increase................................           546,467          $5,479,024           1,021,010         $10,203,685
                                                       =======          ==========           =========         ===========




                                                           Money Market Fund
                                                       Shares             Dollars
                                                       ------             -------
Shares sold.................................         2,378,461          $2,378,461
Shares issued to shareholders in
    reinvestment of dividends...............            66,964              66,964
Shares redeemed.............................           (89,084)            (89,084)
                                                     ---------          ----------
Net increase................................         2,356,341          $2,356,341
                                                     =========          ==========


*  Commencement of investment operations.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 1997, the outstanding forward exchange currency contracts, which contractually obligate the Trust to deliver currencies at a specified date, were as follows:

INTERNATIONAL ACTIVE FUND


                                                                 U.S. Dollar
                                                                   Cost on        U.S. Dollar
              Currency       Currency Sold      Settlement       Origination        Current            Unrealized
             Purchased                             Date             Date             Value            Appreciation
          ----------------- ---------------- ----------------- ---------------- ----------------- ---------------------
                GBP               USD               1/16/1998     $654,560         $657,640          $3,080

GBP - Great Britain Pound
USD - United States Dollar

                      STATEMENT OF ADDITIONAL INFORMATION

May 1, 1998

PB SERIES TRUST
CAPITAL PRESERVATION PORTFOLIO
INCOME ORIENTATED PORTFOLIO
GROWTH AND INCOME PORTFOLIO
CAPITAL GROWTH PORTFOLIO
MAXIMUM APPRECIATION PORTFOLIO
MONEY MARKET FUND

This Statement of Additional Information is not a prospectus. It contains additional information about the PB Series Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus dated May 1, 1998. You can obtain a copy by contacting the Trust's Administrative Office, P. O. Box 32700, Louisville, Kentucky 40232.


TABLE OF CONTENTS
                                                                        Page
Investment Policies                                                      2
Description of Securities and Investment Techniques
                                                                         4
Portfolio Turnover and Securities Transactions                           23
Management                                                               25
Net Asset Values of the Shares of the Portfolios and
the Money Market Fund                                                    28
Investment Performance                                                   29
Taxes                                                                    33
General Information                                                      34
Independent Auditors                                                     36
Financial Statements                                                     36

PB Series Trust (the "Trust") is an investment company presently consisting of nine separate series (the "Funds") each having different investment objectives and policies. This SAI pertains to six series, five of which are professionally managed investment portfolios (each, a "Portfolio") which seek to achieve their investment objective by investing in a diverse mix of "Underlying Funds," which consist of open-end management investment companies or series thereof for which PB Investment Advisors, Inc. acts as investment adviser. The investment objectives of the Portfolios and the Money Market Fund are as follows:


The CAPITAL PRESERVATION PORTFOLIO seeks high current income with low volatility of principal.

The INCOME ORIENTED PORTFOLIO seeks income and, secondarily, long-term growth of capital.

The GROWTH AND INCOME PORTFOLIO seeks growth of capital and income.

The CAPITAL GROWTH PORTFOLIO seeks long-term growth of capital and, secondarily, current income.

The MAXIMUM APPRECIATION PORTFOLIO seeks capital appreciation.

The MONEY MARKET FUND seeks to provide current income consistent with stability of principal and liquidity. The Fund invests in money market instruments maturing in thirteen months or less from the time of investment.

INVESTMENT POLICIES

The Trust has adopted the following policies relating to the investment of assets of the Portfolios and the Money Market Fund and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of each Portfolios and the Money Market Fund affected. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (ii) more than 50 percent of the outstanding shares. A change in policy affecting only one Portfolio or the Money Market Fund may be effected with the approval of the holders of a "majority" of the outstanding shares of such Portfolio or the Money Market Fund.

POLICIES PERTAINING TO THE PORTFOLIOS

Each Portfolio may not (except as noted):

1. Purchase securities on margin or sell securities short, except that each Portfolio may make short sales against the box and that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts);

3. Borrow money except from banks as a temporary measure for extraordinary or emergency purposes, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300%;

4. Underwrite securities of other issuers, except to the extent that a Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

5. Invest in securities of a company for the purpose of exercising control or management;

6. Participate on a joint or a joint and several basis in any trading account in securities;

7. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate or interests therein;

8. Make loans of its assets if, as a result, more than 50% of a Portfolio's total assets would be lent to other persons, except (i) to purchase or hold money market instruments permitted by a Portfolio's investment objective and policies, or (ii) to enter into repurchase agreements or through lending of a Portfolio's portfolio securities, or (iii) through purchases of debt securities or other debt instruments.

9. Issue senior securities, except as permitted under the 1940 Act.

The foregoing investment restrictions do not apply to the Money Market Fund. Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Portfolios invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a Portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Fund are located in its Statement of Additional Information.

POLICIES PERTAINING TO THE MONEY MARKET FUND
--------------------------------------------

The Money Market Fund may not (except as noted):

1. sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

2. issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made;

3. borrow money or engage in reverse repurchase agreements for investment leverage purposes;

4. mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing;

5. purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in securities of companies engaged principally in any one industry other than finance companies and banks. However, the Fund may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities;

6. purchase or sell commodities, commodity contracts, or commodity futures contracts;

7. purchase or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate;

8. lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent the Fund from purchasing or holding money market instruments, corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Fund's investment objective and policies or the Trust's Declaration of Trust;

9. underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations; or

10. with respect to 75% of its total assets, purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer.

11. purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in this limitation becomes effective. Unless otherwise indicated, the Money Market Fund may not:

1. invest more than 10% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice and certain restricted securities not determined by the Trustees to be liquid.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction.

The Money Market Fund has no present intention to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Money Market Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

Because of their investment objectives and policies, the Portfolios will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the Portfolios' investment programs set forth in the Prospectus, each of the Portfolios may invest more than 25% of its assets in certain Underlying Funds. However, each of the Underlying Funds in which each Fund will invest will not concentrate more than 25% of its total assets in any one industry; except that the Money Market Fund may invest 25% or more of its total assets in commercial paper issued by finance companies.

In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted certain criteria (which are not fundamental policies) to be followed by the Portfolios and the Money Market Fund. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized as defined, (a) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer. In accordance with regulatory requirements, the Board of Trustees has also adopted procedures for segregating Portfolio or Money Market Fund assets whenever a Portfolio or Money Market Fund enters into reverse repurchase agreements with institutions other than banks.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The Prospectus discusses the investment objectives of the Portfolios, the Money Market Fund and each of the Underlying Funds in which the Portfolios may invest, as well as the policies employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Underlying Funds may invest (and repurchase agreements in which the Portfolios and/or the Underlying Funds may invest), the investment policies and portfolio strategies the Underlying Funds may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the Portfolios or the Underlying Funds will be achieved.

The Declaration of Trust for the Portfolios permits the Board of Trustees to establish additional Portfolios from time to time. The investment objectives, policies and restrictions applicable to additional Portfolios would be established by the Board of Trustees at the time such portfolios were established and may differ from those set forth in the Prospectus and this SAI.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Fixed Income Fund may invest in mortgage-backed securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors in the future. The value of some mortgage-backed or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Atlanta Capital Management Company, L.L.C. ("Atlanta Capital"), sub-adviser of the Portfolios, to forecast interest rates and other economic factors correctly.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance, guarantees or structures, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers, or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the structure or the loan experience and practices of the originator/servicers and poolers, the Atlanta Capital determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Atlanta Capital are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid on a CMO, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity class receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.


OTHER MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," above). The Fixed Income Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations," at page B-6), and in other types of mortgage-related securities. The Fixed Income Fund will not purchase mortgage-related securities or any other assets which in the opinion of Atlanta Capital are illiquid, if, as a result, more than 15% of the value of this Fund's assets will be illiquid.

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("I0") class of stripped mortgage backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "I0" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an I0 class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

ASSET-BACKED SECURITIES

The Fixed Income Fund and the Money Market Fund may invest in asset-backed securities which represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Funds may invest in other asset-backed securities that may be developed in the future.

DERIVATIVE INSTRUMENTS

The International Active Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The International Active Fund may engage in the purchase and writing of call and put options on foreign currencies. The International Active Fund also may enter into swap agreements with respect to securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices; to increase exposure to a foreign currency; to shift exposure to foreign currency fluctuations from one country to another; or as part of its overall investment strategies. The Fund will maintain segregated accounts consisting of liquid assets, such as cash, and U.S. Government securities (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.

The Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, its ability to successfully utilize these instruments may depend in part upon the ability of Blairlogie Capital Management ("Blairlogie") to forecast interest rates and other economic factors correctly. If Blairlogie incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If Blairlogie incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments, or due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions.

OPTIONS ON SECURITIES, SECURITIES INDEXES, AND CURRENCIES. The International Active Fund may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as a writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspension are imposed on the options markets, the Fund may be unable to close out a position.

The International Active Fund may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

SWAP AGREEMENTS. The International Active Fund may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or

"swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on Blairlogie's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986 (the "Code") may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The International Active Fund may invest in exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund may engage in such futures transactions as an adjunct to their securities activities.

There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges or boards of trade limit the amount of fluctuation permitted in futures contact prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premium paid by it for open futures option positions, less the amount by which any such positions are "in-the-money" would not exceed 5% of the Fund's net assets.

BORROWING

As a temporary measure for extraordinary or emergency purposes, such as to facilitate redemptions, the High Quality Stock Fund, the International Active Fund and the Money Market Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Any such borrowings will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FOREIGN SECURITIES

The High Quality Stock Fund and the International Active Fund may invest in foreign securities. These include dollar-denominated securities traded in the U.S. on the New York Stock Exchange (the "NYSE"). The High Quality Stock Fund may invest in foreign securities in the form of American Depositary Receipts ("ADRs"), or in other similar securities convertible into securities of foreign issuers if the foreign securities are traded on the NYSE.

The International Active Fund may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The International Active Fund may also invest in common stocks issued by foreign companies or in securities represented by ADRs, European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The International Active Fund may also purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts used for non-hedging purposes will be covered by the segregation with the Trust's custodian of liquid assets, such as cash, U.S. Government securities and high quality short-term investments and are marked to market daily. Although forward contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

LENDING OF PORTFOLIO SECURITIES

Each Underlying Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or liquid assets, including equity securities and debt securities of any grade, maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on three days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the appropriate Sub-Adviser to be of good standing, and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Sub-Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 50% of the value of the total assets of the lending Fund (33-1/3% in the case of the Money Market Fund).

REPURCHASE AGREEMENTS

The Underlying Funds may enter into repurchase agreements with any member bank of the Federal Reserve System or a member firm of the National Association of Securities Dealers, Inc. The Funds may enter into repurchase agreements with foreign banks and broker-dealers that meet credit quality and other requirements of the Funds' Board of Trustees. A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., a Fund) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The custody of the Obligation will be maintained by the Fund's Custodian or broker that has entered into a tri-party arrangement with the Fund and the Custodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Fund's Sub-Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

REVERSE REPURCHASE AGREEMENTS

The Fixed Income Fund, International Active Fund and Money Market Fund may enter into reverse repurchase agreements. These agreements involve the sale of debt securities (obligations) held by a Fund, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the expected interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When a Fund enters into such an agreement, it will establish a segregated account with the Fund's Custodian in which it will maintain cash or cash equivalents or other liquid assets, including equity securities and debt securities of any grade equal in value to the repurchase price (which price will already include interest charges). If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. Reverse repurchase agreements will not extend for more than 30 days nor will such agreements involve more than 10% of the net assets of a Fund (or, in the case of the Money Market Fund, no more than 33 1/3% of the total assets of the Fund).

WHEN-ISSUED SECURITIES

The Fixed Income Fund, the International Active Fund, and the Money Market Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to a Fund. Although when-issued securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. A Fund will establish a segregated account in which it will maintain cash, U.S. Government securities or other liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. The Money Market Fund does not intend to engage in when-issued transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

VARIABLE OR FLOATING-RATE SECURITIES

The Fixed Income and Money Market Funds may invest in securities which offer a variable or floating rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the Federal Fund's target rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice: in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a Fund may consider that instrument's maturity to be shorter than its stated maturity. Any such determination by the Money Market Fund will be made in accordance with Rule 2a-7.

Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or the Federal Fund's target rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

Where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, a Fund may invest in them only if the appropriate Sub-Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Sub-Adviser, on behalf of a Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable-rate demand obligations in the Fund's portfolio.

A Fund will not invest more than 10% of its net assets in variable and floating-rate demand obligations that are not readily marketable (a variable or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). (See "Illiquid Securities" and "Investment Objectives.") In addition, each variable or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

ILLIQUID SECURITIES

The Underlying Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, an Underlying Fund will not acquire illiquid securities if, as a result, they would comprise more than 15%, or 10% with respect to the Money Market Fund, of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act).

The Board of Trustees, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933 (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A of the Securities Act and
Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Board of Trustees.

The Board of Trustees has delegated to the respective Sub-Advisers the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Trustees has directed each Sub-Adviser to look to such factors as (i) the frequency of trades or quotes for a security, or (ii) the number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (vi) any other relevant factors. A Sub-Adviser may determine 4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Sub-Adviser to be of equivalent quality and (iii) the Sub-Adviser considers the trading market for the specific security taking into account all relevant factors. A foreign security may be considered liquid by a Sub-Adviser (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

RESTRICTED SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Trust believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees, who will consider established factors in making such a determination.

TEMPORARY DEFENSIVE POSITION

When a Sub-Adviser determines that market conditions warrant a temporary defensive position, a Fund may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

OTHER INVESTMENT POLICIES OF THE FIXED INCOME FUND

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

Under normal market conditions, not more than 10% of the value of the Fixed Income Fund's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights.

When and if available, debt securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless yields to maturity on these securities remain attractive. From time to time the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of Atlanta Capital such securities have the potential for future income (or capital appreciation).

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income to the Fund but will be reflected in the net asset value of the Fund's shares.

OTHER INVESTMENT POLICIES OF THE MONEY MARKET FUND

The Money Market Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in its prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to

Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

RULE 2A-7: MATURITY QUALITY AND DIVERSIFICATION RESTRICTIONS


The Money Market Fund is subject to certain maturity restrictions pursuant to Rule 2a-7 under the 1940 Act for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (i) maintain a dollar weighted average portfolio maturity of 90 days or less, and (ii) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities which present minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.


Generally, the maturity of a portfolio security shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the security is subject to market action) until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made, except that:

(1) A Government Security which is a Variable Rate Security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a Floating Rate Security shall be deemed to have a remaining maturity of one day.

(2) A Variable Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3) A Variable Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(4) A Floating Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

(5) A Floating Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

(6) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

(7) A portfolio lending agreement shall be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or, where the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities.

(8) An investment in a money market fund shall be treated as having a maturity equal to the period of time within which the acquired money market fund is required to make payment upon redemption, unless the acquired money market fund has agreed in writing to provide redemption proceeds to the investing money market fund within a shorter time period, in which case the maturity of such investment shall be deemed to be the shorter period.

The Money Market Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest its assets in instruments that are determined to present minimal credit risks. In so doing, the Fund will invest at least 95% of its assets in instruments that are at the time of acquisition, (i) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (ii) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (iii) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; (iv) unrated (other than the type described in (iii)) but determined by the Board of Trustees to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category); or (v) a security issued by a registered investment company that is a money market fund. The foregoing are referred to as "first-tier securities."

The balance of the securities in which the Fund may invest are instruments, which do not qualify as first-tier securities, and at the time of acquisition, are (i) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (ii) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (iii) unrated (other than described in (ii)) but determined by the Board of Trustees to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and with respect to a long-term security with a remaining maturity with the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities."

In addition to the foregoing guidelines, the Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (i) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, and (ii) the Fund will not invest more than 5% of the Fund's assets in the securities (other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than 3 business days.

As used herein, all capitalized but undefined terms shall have the meaning such terms have in Rule 2a-7.

     Set forth below are descriptions of certain instruments in which the Money Market Fund may invest and certain investment risks, policies and restrictions applicable to the Money Market Fund.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.

SHORT-TERM CREDIT FACILITIES. Demand notes are short-term borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. The Fund may also enter into, or acquire participations in, short-term revolving credit facilities with corporate borrowers. Demand notes and other short-term credit arrangements usually provide for floating or variable rates of interest.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit or insurance. Any bankruptcy receivership or default of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

BANK INSTRUMENTS. The Fund only invests in bank instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). The Fund will treat securities credit enhanced by a bank as bank instruments. In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, the Money Market Fund may invest in:

(1) Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks;

(2) Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;

(3) Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the U.S.; and

(4) Yankee Certificates of Deposit ("Yankee CDs"), which are U.S.
dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the U.S.


RATINGS. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated A-1+, A-1 or A-2 by Standard & Poor's Ratings Group ("S&P"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) or F-2 (+ or -) by Fitch ICA, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Money Market Fund will limit its investments in securities rated in the second highest short-term rating category (e.g., A-2 by S&P, Prime-2 by Moody's or F-2 (+ or -) by Fitch) to not more than 5% of its total assets, with not more than 1% invested in the securities of any one issuer. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories.


U.S. GOVERNMENT OBLIGATIONS. The types of U.S. government obligations in which the Money Market Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued and/or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

(1)  the full faith and credit of the U.S. Treasury;

(2)  the issuer's right to borrow from the U.S. Treasury;

(3) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

(4) the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

(1) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives;

(2)  Federal Home Loan Banks;

(3)  Federal Home Loan Mortgage Corporation;

(4)  Federal National Mortgage Association; and

(5)  Student Loan Marketing Association.

CREDIT ENHANCEMENT. The Money Market Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, except in some instances when the securities will be treated as having been issued by both the issuer and the credit enhancer. The Fund may have more than 25% of its total assets invested in securities credit enhanced or issued by banks.

     CONCENTRATION OF INVESTMENTS. The Fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in the Fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. Captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent will, for purposes of industry concentration, be classified by the Fund in the industry of its parent corporation.

In addition, the Fund may invest more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

CERTAIN INVESTMENT RISKS. ECDs, ETDs, Yankee CDs, Canadian commercial paper, and Europaper are subject to somewhat different risks than domestic obligations of domestic banks. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by Federated in selecting investments for the Fund.

PORTFOLIO TURNOVER AND SECURITIES TRANSACTIONS

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Portfolios do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives.

High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs. If a Portfolio derives more than 30 percent of its gross income from the sale of securities held less than three months, the Portfolio may fail to qualify under the tax laws as a regulated investment company in particular years and thereupon would lose certain beneficial tax treatment of its income (see "Dividends, Distributions and Taxes" in the Prospectus).

Each Underlying Fund Sub-Adviser is responsible for decisions to buy and sell securities, broker-dealer selection, and negotiation of its brokerage commission rates. The Sub-Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In certain instances, the Sub-Adviser may make purchases of underwritten issues at prices which include underwriting fees, and, in selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the size of contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Investment Advisory Agreements in question or otherwise solely by reason of its having caused the Trust to pay a broker-dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust.


Each Sub-Adviser allocates the orders placed by it on behalf of a Fund to such broker-dealers who also provide research or statistical material, or other services to the Funds, the Sub-Adviser or its clients. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Trust indicating the broker-dealers to whom such allocations have been made and the basis therefor. Broker-dealers may be selected who provide brokerage and/or research services to the Funds and/or other accounts over which the Sub-Adviser exercises investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

The receipt of research from broker-dealers may be useful to the Sub-Adviser in rendering investment management services to the Trust and/or the Sub-Adviser's other clients; conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Sub-Adviser in carrying out its obligations to the Trust. The receipt of such research will not be substituted for the independent research of the Sub-Adviser. It does enable the Sub-Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions. Orders on behalf of the Trust may be bunched with orders on behalf of other clients of the Sub-Adviser.

The Board of Trustees periodically reviews each Sub-Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

MANAGEMENT


PB Investment Advisors, Inc. (the "Adviser") in general supervises the Trust's management and investment program, prepares reports for the Trust, monitors compliance by the Trust in its investment activities and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust. Although the Portfolios do not pay an investment management fee in connection with management of the Portfolios, the Portfolios will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Funds. The Adviser has agreed to waive operating expenses for each Portfolio and to limit the operating expenses (excluding advisory fees) of each Underlying Fund so that the ratio of expenses of net assets on an annual basis incurred does not exceed 0.25%. Expenses in excess of such amounts will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations or (b) the termination by the Trustees or the Funds' or the Portfolios' shareholders, but not the Adviser, of the Trust's Advisory Agreement with the Adviser.

The Adviser is wholly owned by Commonwealth General Corporation, a wholly owned subsidiary of AEGON USA, Inc. AEGON USA, Inc. is an indirect wholly owned subsidiary of AEGON n.v. Vereniging AEGON ( a Netherlands membership association) has a 53.63% interest in AEGON n.v.


Subject to the supervision and direction of the Board of Trustees, Atlanta Capital will determine how each Portfolio's assets will be invested in the Underlying Funds and in money market instruments and U.S. government securities pursuant to the investment objective and policies of each Portfolio set forth in this Prospectus and make recommendations to the Board of Trustees concerning changes in (a) the Underlying Funds in which the Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). The Trustees of the Trust will periodically monitor the allocations made and the basis upon which such allocations were made or maintained.


Pursuant to the Sub-Advisory Agreements with the Adviser, subject to the supervision of the Trustees of the Trust, and in conformity with the stated policies of the Funds, Atlanta Capital manages the investment operations of the High Quality Stock Fund and the Fixed Income Fund, Blairlogie manages the investment operations of the International Active Fund, and Federated Investment Counseling ("Federated") manages the investment operations of the Money Market Fund. The Sub-Advisers also manage the composition of each respective Fund's portfolio, including the purchase, retention, disposition and loan of securities.

Each Investment Advisory and Sub-Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the particular Fund (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons of any such party.

The Adviser and Sub-Advisers (collectively the "Advisers") have each authorized any of their officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Advisers each bear the salaries and expenses of all of its respective personnel.

Other than as imposed by law, the Investment Advisory and Sub-Advisory Agreements provide that the Advisers shall not be liable to the Funds for any error of judgment by the Advisers or for any loss sustained by the Funds except in the case of willful misfeasance, bad faith, reckless disregard of duty or negligence with respect to the Adviser, Atlanta Capital and Blairlogie and gross negligence with respect to Federated. Each Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.


The Investment Advisory and Sub-Advisory Agreements provide that the Advisers shall not be liable for any error in judgment or mistake of law or for any loss suffered by the Trust in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Advisers. The Agreements provide that the Advisers are not protected against any liability to the Trust or its security holders for which the Advisers shall otherwise be subject by reason of willful misfeasance, bad faith, reckless disregard of the duties imposed upon them by the Agreements or negligence with respect to the Adviser, Atlanta Capital and Blairlogie and gross negligence with respect to Federated or the violation of any applicable law.


TRUSTEES AND OFFICERS

The names of the Trustees and officers of the Trust, their affiliations, if any, with the Advisers and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.



Name and Address                Age     Positions(s) Held      Principal Occupation(s)
                                        With Registrant        During Past Five Years

Thomas J. Hartlage* 400 W.      46      President and Trustee  Director, Sales & Marketing of Diversified
Market St. Louisville, KY                                      Financial Products Inc. since 1997;
40202                                                          Director, Product Management of Commonwealth
                                                               General Corporation from  1995-1997;  Director,
                                                               Institutional Marketing of Commonwealth General
                                                               Corporation from  1993 to 1995; Director, New
                                                               Initiatives of Commonwealth General Corporation
                                                               from 1992-1993; Vice President of PB Investment
                                                               Advisors, Inc.

Michael G. Herp                 35      Vice President         Director, Product & Market Development of
400 W. Market St. Louisville,                                  Diversified Financial Products Inc.
KY 40202                                                       since 1997; Director, Product & Market
                                                               Development of


                                                               Commonwealth General Corporation 1983-1997.

Michael G. Ayers                50      Chief Financial        Director, Financial of Diversified Financial
400 W. Market St. Louisville,           Officer                Products Inc. since1997; Director, Financial
KY 40202                                                       of Commonwealth General Corporation from
                                                               1977-1997.

Stephen L. Zeitz                40      Treasurer              Director, Investment Operations of
400 W. Market St. Louisville,                                  Diversified Financial Products Inc. since
KY 40202                                                       1995; Director, Cash Management of
                                                               Commonwealth General Corporation, from 1994-1995;
                                                               Manager, Cash Management of Commonwealth
                                                               General Corporation from 1988-1994; Treasurer of
                                                               PB Investment Advisors, Inc.

R. Michael Slaven               47      Secretary              General Counsel of Diversified Financial
400 W. Market St. Louisville,                                  Products Inc. since 1997; Assistant General
KY 40202                                                       Counsel of Commonwealth General Corporation
                                                               from 1992-1997; Secretary of Commonwealth
                                                               General Corporation 1992-1995 and 1997.

Kirk Buese*                     37      Trustee                Director, Private Placements for AEGON USA -
400 W. Market St. Louisville                                   Investment Management
KY 40202                                                       since 1997; Director, Private
                                                               Placements/Credit of Providian Capital
                                                               Management, Inc. from 1992-1997.

Jesse A. Holshouser, III        45      Trustee                Chief Financial Officer of  Professional
100 Avenue of Champions Palm                                   Golfers' Association of America since 1988.
Beach Gardens, FL 33418

David L. Eager                  55      Trustee                Consultant and Managing Director of Eager &
100 Mallard Creek Louisville                                   Associates since 1984.
KY 40205


William T. Mills, III           46      Trustee                Partner of Highland Associates since 1987.
P.O. Box 55469 Birmingham, AL
35255

Each Trustee of the Trust who is not an interested person of the Trust or Advisor or Sub-Advisor receives $1500 for each meeting attended. The Trust also reimburses each such Trustee for travel and other expenses incurred in attending such meetings.

The following table estimates the amount of compensation to be paid to the Trustees during the fiscal year ending December 31, 1997.



Name                       Compensation Paid
----                       -----------------
Thomas Hartlage                   $0
Kirk Buese                        $0
Jesse A. Holshouser III           $3000
David Eager                       $3000
William T. Millis                 $3000




As of March 31, 1998, Trustees and officers of the Trust, as a group, owned less than 1% of the shares of each Portfolio.

PRINCIPAL HOLDERS OF SECURITIES

Shares of the Capital Preservation Portfolio, Growth and Income Portfolio, Income Oriented Portfolio, Capital Growth Portfolio and Maximum Appreciation Portfolio (the Portfolios are collectively referred to as the "LifeStyle Funds") are offered exclusively to separate accounts of Providian Life and Health Insurance Company and First Providian Life and Health Insurance Company. Providian Life and Health Insurance Company may be deemed to be a control person with respect to each of the LifeStyle Funds by virtue of its ownership of 100% of the Portfolios' shares.


NET ASSET VALUES OF THE SHARES OF THE PORTFOLIOS AND THE MONEY MARKET FUND

As set forth in the Prospectus under the caption "Net Asset Value and Pricing," the net asset value of each Portfolio and the Money Market Fund will be determined as of the close of trading on each day the NYSE is open for trading (currently 4:00 P.M. Eastern Time). The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.


Securities held by all Portfolios will be valued as follows: Underlying Fund shares held by Portfolios are valued at the net asset value per share determined as of the close of business (4:00 P.M. Eastern Time) on the day the securities are being valued. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Debt securities with maturities of 60 days or less are valued at amortized cost.

The Money Market Fund values its securities on the amortized cost basis and seeks to maintain its net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values of the Money Market Fund's $1.00 per share net asset value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.


INVESTMENT PERFORMANCE

YIELD CALCULATIONS
------------------

The Trust may from time to time disclose the current annualized yield of the Portfolios for 30-day periods. The annualized yield of a Portfolio refers to the income generated by the Portfolio over a specified 30-day period. Because the yield is annualized, the yield generated by the Portfolio during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per share earned during the period by the price per share on the last day of the period, according to the following formula:


                          YIELD =      a-b
                                  ----------------
                                  2[(cd+1)(6) - 1]



Where:    a = net investment income earned during the period by the Portfolio.

          b = expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period.

          d = the maximum offering price per share on the last day of the period.

Net investment income will be determined in accordance with rules established by the SEC. Accrued expenses will include all recurring fees that are charged to all shareholder accounts. The yield calculations do not reflect the effect of any charges that may be applicable to a particular Policy.

Because of the charges and deductions imposed by the separate accounts and, in certain cases, by series of the Trust which invest in the Underlying Funds described in this SAI, the yield realized by Contract Owners in the investment divisions of the separate accounts will be lower than the yield for the corresponding Fund of the Trust. The yield on amounts held in the Portfolios normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. Each of the Portfolios yield will be affected by the types and quality of Underlying Fund securities held by the respective Underlying Fund, and its operating expenses.

CURRENT YIELD
-------------

The Money Market Fund's current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("based period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

EFFECTIVE YIELD
---------------

The Money Market Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: [(base period return +
1)(365/7)] - 1.

STANDARDIZED TOTAL RETURN CALCULATIONS
--------------------------------------

The Trust may from time to time also disclose average annual total returns for the Portfolios for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

        P (1 + T)(n) = ERV

Where:  P = a hypothetical initial payment of $1,000.
        T = average annual total return.
        n = number of years.
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all shareholder accounts are recognized in the ending redeemable value. The average annual total return calculations for the Portfolio will not reflect the effect of charges that may be applicable to a particular policy.

NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Portfolio's performance or more accurately compare such performance to other measures of investment return, a Portfolio also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return will be accompanied by Standardized Return. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time, the Portfolios may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The Standard & Poor's 400 Mid Cap Index tracks the stock price movement of 400 companies with mid-size capitalization of $300 million to $5 billion. Stocks are chosen for market size, liquidity and industry group representation.

The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, industry, characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion. The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

The Lehman Brothers Aggregate Bond Index is an index consisting of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Assets-Backed Securities Index. The Government/Corporate Bond Index is described below. The Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buy downs, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year. Each Index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

The Lehman Brothers Intermediate Aggregate Index consists of 1-10 year government bonds, 1-10 year corporate bonds rated A or higher by an NRSRO, all mortgages, and all asset backed securities within the Aggregate Index (i.e., the Lehman Brothers Aggregate Index less the Long Government/Corporate Index). This Index offers a broad based benchmark with a shorter duration than the Lehman Brothers Aggregate Index.

The Lehman Brothers Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government; mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by market capitalization representing approximately 98% of the U.S. equity market.

The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the index. Only common stocks are included in the Index. REITs are eligible for inclusion.

The Wilshire Mid Cap 750 Index is a subset of the Wilshire 5000 Index of common stocks. The Mid Cap 750 Index consists of those Wilshire 5000 companies ranked between 501 and 1,250 according to market capitalization.

The Wilshire 5000 Equity Index represents the return on the market value of all common equity securities for which daily pricing is available.

In addition, from time to time in reports and promotions, a Portfolio's performance may be compared to (i) other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure of inflation) may be used to assess the real rate of return from an investment in a Portfolio; (3) other statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (4) various financial economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Portfolio's performance; (5) the effect of tax-deferred compounding on a Portfolio's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the Portfolio invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Portfolio's historical performance or current or potential value with respect to the particular industry or sector.

TAXES

The following is a summary of certain Federal income tax considerations that may affect the Portfolios and their shareholders. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio.

Tax Status of the Portfolios and the Money Market Fund
------------------------------------------------------

Each Portfolio and the Money Market Fund will be treated as a separate taxable entity for Federal income tax purposes.

Each Portfolio and the Money Market Fund intend to qualify separately each year as a "regulated investment company" under the Code. A qualified Portfolio and the Money Market Fund will not be liable for Federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that each Portfolio and the Money Market Fund distribute at least 90% of its net investment income.

Each Portfolio and the Money Market Fund intend to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Portfolio and the Money Market Fund as taxable income.

Distributions of an Underlying Fund's investment company taxable income are taxable as ordinary income to a Portfolio which invests in the Underlying Fund. Distributions of the excess of an Underlying Fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a Portfolio which invests in the Fund, regardless of how long the Portfolio held the Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Portfolio of shares of any Underlying Fund, the Portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period for the shares.

Tax Treatment of Shareholders
-----------------------------

The Portfolios and the Money Market Fund have been informed that the life insurance company offering Contracts intends to qualify the Separate Account as a "segregated asset account" within the meaning of the Code. For a Separate Account to qualify as a segregated asset account, the underlying investment company in which such Separate Account holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, an underlying investment company must, after a one year start-up period, on the last day of each calendar quarter, or during a 30 day grace period thereafter, invest no more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. For these purposes, all obligations of the United States Treasury and each instrumentality are treated as securities of separate issuers.

Income on assets of a Separate Account qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to Contract Owners. However, in the event a Separate Account is not so qualified, all annuities allocating any amount of premiums to such Separate Account will not qualify as annuities for federal income tax purposes and the holders of such annuities would be taxed on any income on the annuities during the period of disqualification.

The Portfolios have undertaken to meet the diversification requirements of
Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments. For purposes of asset diversification testing, the regulations under the Code set forth a "look through" rule. Providian Life and Health Insurance Company and First Providian Life and Health Insurance Company believe that under this rule, the Separate Account must be tested for compliance with the percentage limitations by "looking through" both the shares in Portfolios that are held by the Separate Account and the shares in the Underlying Funds that are held by the Portfolios to the investment assets held by the Underlying Funds.

Taxation of the Underlying Funds
--------------------------------

Each Underlying Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying Fund generally will not pay any federal income or excise tax.

If more than 50% in value of an Underlying Fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Underlying Fund may elect to treat certain foreign taxes paid by it as paid by its shareholders. The shareholders would then be required to include their proportionate share of the electing Fund's foreign income and related foreign taxes in income even if the shareholder does not receive the amount representing foreign taxes. Shareholders itemizing deductions could then deduct the foreign taxes, or, whether or not deductions are itemized but subject to certain limitations, claim a direct dollar for dollar tax credit against their U.S. federal income tax liability attributable to foreign income. In many cases, a foreign tax credit will be more advantageous than a deduction for foreign taxes. Each of the Portfolios may invest in some Underlying Funds that expect to be eligible to make the above-described election. While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Funds.

GENERAL INFORMATION

The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold Annual Meetings of Shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10 percent of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders. See the Contract Prospectus for information as to the voting of shares by Contract Owners.

Each issued and outstanding share of each Fund is entitled to participate equally in dividends and distributions of the respective Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Fund have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable.

Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Funds) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Under Massachusetts law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligation of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a Contract Owner incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust has Codes of Ethics governing the personal securities transactions of officers and employees, its Adviser and Sub-Advisers.

FINANCIAL STATEMENTS

         Following are the financial statements for PB Series Trust including the Report of the Independent Auditors and the accompanying statements of assets and liabilities, including the schedules of investments as of December 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the period of May 9, 1997 (commencement of investment operations) through December 31, 1997.

                       REPORT OF THE INDEPENDENT AUDITORS

To the Contractholders and Board of Trustees
PB Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of PB Series Trust (formerly Providian Series Trust) (comprised of the Capital Preservation Portfolio, Growth and Income Portfolio, Income Oriented Portfolio, Capital Growth Portfolio, Maximum Appreciation Portfolio, High Quality Stock Fund, Fixed Income Fund, International Active Fund and Money Market Fund)(the Trust) as of December 31, 1997, the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios and funds within the Trust at December 31, 1997, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                                   Ernst & Young

Kansas City, Missouri
February 6, 1998

                                 PB SERIES TRUST
                         CAPITAL PRESERVATION PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                             Shares           Value
--------------------                             ------           -----
INVESTMENT COMPANIES - 100.0%
          PB Series Trust
                Money Market Fund .............  13,322          $13,322
          PB Series Trust
                Fixed Income Fund .............   1,311           13,451
                                                                 -------

          TOTAL INVESTMENT COMPANIES
          - (Cost $26,964)                                        26,773
                                                                 -------

          TOTAL INVESTMENTS - (Cost $26,964) - 100.0%             26,773
          OTHER ASSETS LESS LIABILITIES - 0.0%                         1
                                                                 -------
          NET ASSETS -  100.0%                                   $26,774
                                                                 =======



The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.



                                 PB SERIES TRUST
                            INCOME ORIENTED PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                             Shares           Value
--------------------                             ------           -----
INVESTMENT COMPANIES - 100.0%
          PB Series Trust
                Money Market Fund .............   1,225          $1,225
          PB Series Trust
                High Quality Stock Fund             201           2,363
          PB Series Trust
                Fixed Income Fund .............     399           4,091
          PB Series Trust
                International Active Fund .....      60             577
                                                                 ------

          TOTAL INVESTMENT COMPANIES
          - (Cost $8,331)                                         8,256
                                                                 ------

          TOTAL INVESTMENTS - (Cost $8,331) - 100.0%              8,256
          OTHER ASSETS LESS LIABILITIES - 0.0%                        0
                                                                 ------
          NET ASSETS - 100.0%                                    $8,256
                                                                 ======

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                             Shares          Value
--------------------                             ------          -----
INVESTMENT COMPANIES - 100.0%
          PB Series Trust
                Money Market Fund .............  17,686        $ 17,686
          PB Series Trust
                High Quality Stock Fund .......   6,346          74,535
          PB Series Trust
                Fixed Income Fund .............   6,955          71,356
          PB Series Trust
                International Active Fund .....   1,796          17,250
                                                               --------

          TOTAL INVESTMENT COMPANIES
          - (Cost $179,915)                                     180,827
                                                               --------

          TOTAL INVESTMENTS - (Cost $179,915) - 100.0%          180,827
          OTHER ASSETS LESS LIABILITIES - 0.0%                        3
                                                               --------
          NET ASSETS - 100.0%                                  $180,830
                                                               ========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.




                                 PB SERIES TRUST
                            CAPITAL GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                             Shares          Value
--------------------                             ------          -----
INVESTMENT COMPANIES - 100.0%
          PB Series Trust
                High Quality Stock Fund .......  42,018        $493,478
          PB Series Trust
                Fixed Income Fund .............  19,780         202,940
          PB Series Trust
                International Active Fund .....  12,489         119,931
                                                               --------

          TOTAL INVESTMENT COMPANIES
           - (Cost $812,087)                                    816,349
                                                               --------

          TOTAL INVESTMENTS - (Cost $812,087) - 100.0%          816,349
          OTHER ASSETS LESS LIABILITIES - 0.0%                        0
                                                               --------
          NET ASSETS - 100.0%                                  $816,349
                                                               ========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                         MAXIMUM APPRECIATION PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                             Shares           Value
--------------------                             ------           -----
INVESTMENT COMPANIES - 100.0%
          PB Series Trust
                High Quality Stock Fund .......  16,894        $198,415
          PB Series Trust
                International Active Fund .....   4,824          46,323
                                                               --------

          TOTAL INVESTMENT COMPANIES
          - (Cost $239,079)                                     244,738
                                                               --------

          TOTAL INVESTMENTS - (Cost $239,079) - 100.0%          244,738
          OTHER ASSETS LESS LIABILITIES - 0.0%                        0
                                                               --------
          NET ASSETS - 100.0%                                  $244,738
                                                               ========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.



                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                             Shares           Value
--------------------                             ------           -----
COMMON STOCK -95.4%
      Aerospace - 1.8%
          Allied Signal Incorporated ..........  3,300           $  128,494
          Boeing Company ......................  2,000               97,875
                                                                 ----------
                                                                    226,369
                                                                 ----------

      Apparel & Textiles - 1.2% ...............
          Guilford Mills Incorporated .........  2,200               60,225
          Nautica Enterprises Incorporated (a)   1,800               41,850
          Unifi Incorporated ..................  1,100               44,756
                                                                 ----------
                                                                    146,831
                                                                 ----------

      Auto Parts - 1.7%
          Eaton Corporation ...................  1,300              116,025
          Modine Manufacturing Company ........  1,100               37,538
          OEA Incorporated ....................  1,000               28,938
          Superior Industries International
               Incorporated ...................  1,300               34,856
                                                                 ----------
                                                                    217,357
                                                                 ----------

      Banks - 8.2%
          Banc One Corporation ................  2,200              119,487
          BancorpSouth Incorporated ...........  1,400               66,150
          CCB Financial Corporation ...........    600               64,500
          Citizens Banking Corporation ........  1,950               67,274
          CoreStates Financial Corporation ....  1,800              144,113
          Deposit Guaranty Corporation ........  1,300               73,937
          First Commercial Corporation ........  1,050               61,556
          First Virginia Banks Incorporated ...    900               46,518
          Firstbank of Illinois Company .......  1,650               60,740
          Old Kent Financial Corporation ......  1,260               49,927
          Union Planters Corporation ..........    700               47,555
          U.S. Trust Corporation ..............    900               56,363
          Wachovia Corporation ................  1,500              121,688
          Wilmington Trust Corporation ........    800               49,900
                                                                 ----------
                                                                  1,029,708
                                                                 ----------
      Broadcasting - 0.4%
          TCA Cable TV Incorporated ...........  1,200               55,200
                                                                 ----------

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                             Shares           Value
--------------------                             ------           -----
COMMON STOCK  (CONTINUED)
      Building Construction - 0.7%
          Harsco Corporation ..................    900          $ 38,813
          Lawson Products Incorporated ........  1,700            50,575
                                                                 -------
                                                                  89,388
                                                                 -------

      Business Services - 3.0%
          ABM Industries Incorporated .........  2,100            64,181
          American Management Systems
          Incorporated (a) ....................  1,500            29,250
          Automatic Data Processing Incorpora .  2,100           128,888
          Fair Issac & Company Incorporated ...    900            29,981
          G & K Services Incorporated .........  1,200            50,400
          Olsten Corporation ..................  1,900            28,500
          Sungard Data Systems Incorporated (a)  1,400            43,400
                                                                 -------
                                                                 374,600
                                                                 -------

      Chemicals - 3.2%
          Avery Dennison Corporation ..........  2,800           125,300
          Brady W. H. Company .................  1,600            49,600
          E.I. Du Pont de Nemours & Company ...  1,700           102,106
          Fuller H.B. Company .................    800            39,600
          MacDermid Incorporated ..............    600            50,925
          Nalco Chemical Company ..............    900            35,606
                                                                 -------
                                                                 403,137
                                                                 -------

      Communications Services - 1.4%
          Interpublic Group of Companies
               Incorporated ...................  2,400           119,550
          True North Communications
               Incorporated ...................  2,100            51,975
                                                                 -------
                                                                 171,525
                                                                 -------

      Computers & Business Equipment - 3.4%
          American Business Products
               Incorporated ...................  1,800            38,925
          Cabletron Systems Incorporated (a) ..  3,300            49,500
          Electronic Data Systems Corporation .  2,900           127,419
          General Binding Corporation .........  1,400            42,000
          Hewlett-Packard Company .............  1,900           118,750
          Sci Systems Incorporated ............  1,000            43,563
                                                                 -------
                                                                 420,157
                                                                 -------




                                PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                           Shares            Value
--------------------                           ------            -----
COMMON STOCK  (CONTINUED)
      Conglomerates - 1.7%
          Mark IV Industries Incorporated ..... 1,500          $  32,813
          National Service Industries .........   800             39,650
          Teleflex Incorporated ............... 1,200             45,300
          Textron Incorporated ................ 1,600            100,000
                                                              ----------
                                                                 217,763
                                                              ----------

      Construction & Mining Equipment - 0.2%
          Foster Wheeler Corporation ..........   900             24,356
                                                              ----------

      Construction Materials - 0.3%
          Vulcan Materials Company ............   400             40,850
                                                              ----------

      Containers & Glass - 0.7%
          Bemis Company Incorporated ..........   800             35,250
          Clarcor Incorporated ................ 1,700             50,363
                                                              ----------
                                                                  85,613
                                                              ----------

      Drugs & Health Care -8.5%
          Abbott Laboratories ................. 1,700            111,455
          Bard C.R. Incorporated .............. 1,000             31,313
          Biomet Incorporated ................. 1,900             48,688
          Block Drug Company Incorporated .....   927             40,093
          Diagnostic Products Corporation ..... 1,300             36,074
          Invacare Corporation ................ 1,600             34,800
          Johnson & Johnson ................... 1,800            118,575
          Life Technologies Incorporated ...... 1,500             49,875
          Manor Care Incorporated ............. 1,100             38,500
          Mylan Laboratories Incorporated ..... 1,700             35,593
          Patterson Dental Company (a) ........ 1,200             54,300
          Pfizer Incorporated ................. 2,000            149,125
          Schering Plough Corporation ......... 2,200            136,674
          Thermedics Incorporated (a) ......... 2,500             40,938
          Warner-Lambert Company .............. 1,100            136,400
                                                              ----------
                                                               1,062,403
                                                              ----------

      Electric Utilities - 2.6%
          Central & South West Corporation .... 4,900            132,606
          Duke Power Company .................. 2,600            143,975
          UtiliCorp United Incorporated ....... 1,300             50,456
                                                              ----------
                                                                 327,037
                                                              ----------

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                            Shares           Value
--------------------                            ------           -----
COMMON STOCK  (CONTINUED)
      Electrical Equipment - 2.7%
          Baldor Electric Company ............. 1,866           $ 40,483
          Dentsply International Incorporated . 1,200             36,600
          Federal Signal Corporation .......... 1,300             28,113
          General Electric Company ............ 1,700            124,738
          Hubbell Incorporated ................   800             39,450
          Technitrol Incorporated ............. 1,400             42,000
          Thomas & Betts Corporation ..........   600             28,350
                                                              ----------
                                                                 339,734
                                                              ----------

      Electronics - 5.0%
          AMP Incorporated .................... 2,900            121,800
          Avnet Incorporated ..................   500             33,000
          Cohu Incorporated ...................   900             27,563
          Dionex Corporation .................. 1,000             50,250
          Harris Corporation ..................   800             36,700
          Intel Corporation ................... 1,600            112,400
          Kronos Incorporated ................. 1,600             49,300
          Methode Electronics ................. 2,200             35,750
          MTS Systems Corporation ............. 1,000             37,500
          Nichols Research Corporation ........ 1,900             47,500
          Varian Associates Incorporated ......   600             30,338
          X-Rite Incorporated ................. 2,500             45,625
                                                              ----------
                                                                 627,726
                                                              ----------

      Financial Services - 1.8%
          Legg Mason Incorporated ............. 1,066             59,629
          Merrill Lynch & Company ............. 1,700            123,994
          ReliaStar Financial Corporation ..... 1,000             41,188
                                                              ----------
                                                                 224,811
                                                              ----------

      Food & Beverages - 2.6%
          CPC International Incorporated ...... 1,200            129,300
          Dean Foods Company ..................   900             53,550
          Hormel Foods Corporation ............ 1,300             42,575
          PepsiCo Incorporated ................ 2,900            105,669
                                                              ----------
                                                                 331,094
                                                              ----------

      Food Service - 1.1%
           Sysco Corporation .................. 3,100            141,244
                                                              ----------




                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                            Shares           Value
--------------------                            ------           -----
COMMON STOCK  (CONTINUED)
      Funeral Services - 0.4%
           Stewart Enterprises Incorporated ... 1,000          $  46,625
                                                               ---------
`
      Gas Distribution -1.7%
          Energen Corporation ................. 1,200             47,700
          Northwest Natural Gas Company ....... 1,600             49,600
          Oneok Incorporated .................. 1,400             56,525
          Piedmont Natural Gas Company
               Incorporated ................... 1,600             57,500
                                                               ---------
                                                                 211,325
                                                               ---------

      Gas Exploration - 2.7%
          Coastal Corporation ................. 2,000            123,875
          Eastern Enterprises ................. 1,200             54,000
          Equitable Resources Incorporated .... 1,200             42,450
          National Fuel Gas Company ...........   800             38,950
          Questar Corporation .................   900             40,163
          Southwestern Energy Company ......... 3,200             41,200
                                                               ---------
                                                                 340,638
                                                               ---------

      Home Builders - 0.7%
          Lennar Corporation .................. 1,100             23,719
          Thor Industries Incorporated ........ 1,800             61,763
                                                               ---------
                                                                  85,482
                                                               ---------

      Household Appliances - 0.8%
          Interface Incorporated .............. 1,700             49,300
          La-Z-Boy Incorporated ............... 1,200             51,750
                                                               ---------
                                                                 101,050
                                                               ---------

      Household Products - 3.1%
          Colgate-Palmolive Company ........... 1,500            110,250
          Kimberly-Clark Corporation .......... 2,600            128,213
          Lancaster Colony Corporation ........   800             45,100
          Newell Company ...................... 2,600            110,500
                                                               ---------
                                                                 394,063
                                                               ---------

      Hotels & Restaurants - 0.3%
          Cracker Barrel Old Country Store
               Incorporated ................... 1,200             40,050
                                                               ---------

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                            Shares           Value
--------------------                            ------           -----
COMMON STOCK  (CONTINUED)
      Industrial Machinery - 2.4%
          Crane Company .......................   800          $  34,700
          Deere & Company ..................... 2,200            128,288
          Graco Incorporated .................. 1,400             52,238
          Pentair Incorporated ................ 1,000             35,938
          Tennant Company ..................... 1,400             50,925
                                                                --------
                                                                 302,089
                                                                --------

      Insurance - 6.4%
          American Bankers Insurance
               Group Incorporated ............. 1,600             73,500
          American Heritage Life Investment
               Corporation .................... 1,500             54,000
          American International Group
               Incorporated ................... 1,250            135,937
          Berkley (WR) Corporation ............ 1,050             46,069
          Chubb Corporation ................... 1,500            113,437
          Fremont General Corporation .........   900             49,274
          Frontier Insurance Group
               Incorporated ................... 1,400             32,024
          General Re Corporation ..............   500            106,000
          Liberty Corporation ................. 1,000             46,750
          NAC Re Corporation ..................   900             43,930
          Orion Capital Corporation ........... 1,200             55,725
          Protective Life Corporation .........   700             41,824
                                                                --------
                                                                 798,470
                                                                --------

      International Oil - 1.3%
          Mobil Corporation ................... 1,700            122,719
          Murphy Oil Corporation ..............   700             37,931
                                                                --------
                                                                 160,650
                                                                --------

      Investment Advisory Firms - 2.0%
          A.G. Edwards Incorporated ........... 1,350             53,663
          Eaton Vance Corporation ............. 1,500             56,625
          T. Rowe Price & Associates
               Incorporated ...................   700             44,013
          SEI Investment Company .............. 1,600             67,200
          United Asset Management
          Corporation ......................... 1,200             29,325
                                                                --------
                                                                 250,826
                                                                --------



                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                            Shares           Value
--------------------                            ------           -----
COMMON STOCK  (CONTINUED)
      Newspapers - 1.8%
          Lee Enterprises Incorporated ........  1,300.        $  38,431
          Pulitzer Publishing Company .........    800            50,250
          Tribune Company .....................  2,100           130,725
                                                              ----------
                                                                 219,406
                                                              ----------
       Non-Ferrous Metals - 0.3%
          Commercial Metals Company ...........  1,300            41,031
                                                              ----------
      Paper - 1.6%
          Lydall Incorporated (a) .............  1,800            35,100
          Sonoco Products Company .............  3,400           117,938
          Wausau - Mosinee Paper Corporation ..  2,100            42,000
                                                              ----------
                                                                 195,038
                                                              ----------
      Petroleum Services - 2.4%
          Dresser Industries Incorporated .....  2,900           121,619
          MAPCO Incorporated ..................  1,100            50,875
          Unocal Corporation ..................  3,300           128,081
                                                              ----------
                                                                 300,575
                                                              ----------
      Publishing - 0.8%
          Banta Corporation ...................  1,500            40,500
          Houghton Mifflin Company ............  1,400            53,725
                                                              ----------
                                                                  94,225
                                                              ----------
      Railroads & Equipment - 1.3%
          GATX Corporation ....................    600            43,538
          Norfolk Southern Corporation ........  3,900           120,169
                                                              ----------
                                                                 163,707
                                                              ----------
      Retail Grocery - 0.4%
          Casey's General Stores Incorporated .  2,200            55,825
                                                              ----------
      Retail Trade - 3.6%
          Arbor Drugs Incorporated ............  3,000            55,500
          Home Depot Incorporated .............  2,250           132,469
          Office Depot Incorporated ...........  2,000            47,875
          Pep Boys-Manny Moe & Jack ...........  1,400            33,425
          Ruddick Corporation .................  3,000            52,313
          Wal-Mart Stores Incorporated ........  3,200           126,200
                                                              ----------
                                                                 447,782
                                                              ----------

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                            Shares           Value
--------------------                            ------           -----
COMMON STOCK  (CONTINUED)
      Software - 1.3%
          Autodesk Incorporated ...............    900          $ 33,300
          Computer Associates International
               Incorporated ...................  2,400           126,900
                                                              ----------
                                                                 160,200
                                                              ----------

      Steel - 1.6%
          Carpenter Technology Corporation ....    900            43,256
          Nucor Corporation ...................  2,500           120,781
          Worthington Industries Incorporated .  1,800            29,700
                                                              ----------
                                                                 193,737
                                                              ----------

      Telephone - 4.0%
          Aliant Communications Incorporated ..  2,100            65,888
          Alltel Corporation ..................  3,100           127,294
          Bell Atlantic Corporation ...........  1,400           127,400
          Century Telephone Enterprises
          Incorporated ........................  1,100            54,794
          Frontier Corporation ................  5,100           122,719
                                                              ----------
                                                                 498,095
                                                              ----------

      Tires & Rubber - 0.4%
          Carlisle Companies Incorporated .....  1,200            51,300
                                                              ----------

      Tobacco - 1.0%
          Philip Morris Companies Incorporated.  2,800           126,875
                                                              ----------

      Trucking & Freight Forwarding - 0.9%
          Air Express International Corporation  1,800            54,900
          Rollins Truck Leasing Corporation ...  2,900            51,838
                                                              ----------
                                                                 106,738

         TOTAL COMMON STOCK
         (Cost $10,272,726)                                   11,942,705
                                                              ----------




                                 PB SERIES TRUST
                             HIGH QUALITY STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                            Shares           Value
--------------------                            ------           -----
SHORT-TERM INVESTMENTS - 3.6%
      Investment Company - 3.6%
          SSgA U.S. Government
          Money Market Fund .................. 450,000       $   450,000
                                                             -----------

           TOTAL SHORT-TERM INVESTMENTS
             (Cost $450,000)                                     450,000
                                                             -----------

           TOTAL INVESTMENTS - (Cost $10,722,726) - 99.0%     12,392,705
           OTHER ASSETS LESS LIABILITIES - 1.0%                  122,359
                                                             -----------

           NET ASSETS - 100.0%                               $12,515,064
                                                             ===========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

(a) Non-income producing securities.

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                                FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



                                                  Principal
Security Description                                Amount            Value
--------------------                               --------           -----
MORTGAGE BACKED SECURITIES - 1.8%
           GE Capital Mortgage
                    6.500%, 01/25/18 .......... $  100,000        $   99,812
                                                                  ----------

           TOTAL MORTGAGE BACKED SECURITIES
           - (Cost $99,503)                                           99,812
                                                                  ----------

U.S. GOVERNMENT AND AGENCY
SECURITIES - 71.9%
       Government Agency - 30.7%
           Federal Home Loan Mortgage Corporation
                    5.950%, 01/19/06 ..........    750,000           744,727
           Federal National Mortgage Association
                    6.375%, 01/16/02 ..........    500,000           507,890
                    5.875%, 02/02/06 ..........    275,000           272,165
                    5.750%, 06/25/10 ..........    100,000            99,156
                    5.500%, 02/25/17 ..........    100,000            98,656
                                                                  ----------
                                                                   1,722,594
                                                                  ----------

       U.S. Government - 41.2%
           U.S. Treasury Notes
                    5.875%, 08/31/99 ..........    750,000           752,340
                    6.125%, 12/31/01 ..........    250,000           253,320
                    6.500%, 08/15/05 ..........  1,250,000         1,304,300
                                                                  ----------
                                                                   2,309,960
                                                                  ----------

           TOTAL U.S. GOVERNMENT AND
           AGENCY SECURITIES
           - (Cost $3,904,871)                                     4,032,554
                                                                  ----------

SHORT TERM INVESTMENTS - 24.5%                      Shares
       Investment Company - 4.0%
           SSgA U.S. Government
           Money Market Fund ..................    225,000           225,000
                                                                  ----------



                                 PB SERIES TRUST
                                FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



                                                  Principal
Security Description                                Amount            Value
--------------------                               --------           -----
SHORT TERM INVESTMENTS - (Continued)
       Repurchase Agreement - 2.9%
           Agreement with State Street Bank
           and Trust Company, dated
           12/31/1997, 4.250%, to be
           repurchased at $164,719 on
           01/02/1998 (collateralized by
           $170,000 par value U.S.
           Treasury Notes, 6.125 %, due
           3/31/1998, with a value of $172,763) ..$164,680        $  164,680
                                                                  ----------

       Government Agency - 17.6%
           Federal Farm Credit Bank Discount Note
                   5.390%, 01/09/98 .............. 500,000           499,389
           Federal Home Loan Bank Discount Note
                   6.080%, 5/29/98 ............... 500,000           488,850
                                                                  ----------
                                                                     988,239
                                                                  ----------

           TOTAL SHORT TERM INVESTMENTS
           - (Cost $1,377,886)                                     1,377,919
                                                                  ----------

           TOTAL INVESTMENTS - (Cost $5,382,260) - 98.2%           5,510,285
           OTHER ASSETS LESS LIABILITIES - 1.8%                       96,402
                                                                  ----------
           NET ASSETS - 100.0%                                    $5,606,687
                                                                  ==========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                            Shares           Value
--------------------                            ------           -----
COMMON STOCK AND OTHER
EQUITY INTERESTS - 91.8%
      Argentina - 0.8%
          Astra CIA ...........................  4,340        $  7,597
          BCO De Galicia ......................  1,506           9,640
          BCO Frances RI ......................    518           4,808
          Molions Rio PL ......................  1,172           2,813
          Perez Company ADR ...................  1,500          20,813
          Siderca S.A .........................  4,880          13,569
          Telefonica De Arg SA ADR ............    637          23,728
                                                              --------
                                                                82,968
                                                              --------
      Australia - 0.8%
          Amcor Limited .......................  1,485           6,531
          Broken Hill Proprietary Company
               Limited ........................  1,213          11,261
          Comalco Limited .....................  1,946           8,037
          Leighton Holdings Limited ...........  1,117           3,900
          News Corporation Limited ............  2,340          12,912
          Pasminco Limited ....................  8,806          10,097
          QNI Limited .........................  2,569           1,708
          TABCORP Holdings Limited ............  1,044           4,898
          Westpac Banking Corporation
                Limited .......................  3,463          22,147
                                                              --------
                                                                81,491
                                                              --------
      Belgium - 2.1%
          Webs Index Fund Belgium Index ....... 12,475         206,617
                                                              --------
       Chile - 1.4%
          Banco Santander Chile ADR ...........  1,020          14,409
          Chilgener SA Sponsored ADR ..........    687          16,833
          Compania Cervecerias Unidas SA
               Sponsored ADR ..................    339           9,958
          Compania de Telecom De Chile
               Sponsored ADR ..................  1,015          30,324
          Empresa Nacional Electricidad
               Sponsored ADR ..................  1,169          20,677
          Enersis Sponsored ADR ...............    945          27,406
          Madeco SA Sponsored ADR .............    312           4,758
          Maderas Y Sinteticos Sponsored ADR. .    432           4,105
          Quimica Y Minera Chile SA
               Sponsored ADR ..................    190           8,360
                                                              --------
                                                               136,830
                                                              --------



                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                             Shares         Value
--------------------                             ------         -----
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
      Finland - 4.2%
          Enso ................................   1,600       $ 12,395
          Hartwall Ab Oy ......................     379         31,307
          Metsa Serla Oy ......................   3,231         25,207
          Neste Oy ............................     606         14,684
          Nokia Ab Oy .........................   2,710        192,517
          Okobank Osuuspankk ..................   1,652         26,201
          Rautaruukki Oy ......................   2,273         18,358
          UPM Kymmene Corporation Oy ..........   1,536         30,732
          Viking Line AB ......................     200          8,077
          WSOY"B" .............................   1,002         37,337
          YIT-Yhtymaoy Oy .....................   1,399         15,793
                                                              --------
                                                               412,608
                                                              --------
      France- 12.3%
          Alcatel Alsthom .....................     632         80,360
          AXA UAP .............................     685         53,022
          Banque Nationale de Paris ...........   2,010        106,873
          Compagnie De St. Gobain .............     330         46,896
          Compagnie Generale des Eaux .........     521         72,740
          Credit Commer France ................     490         33,596
          Elf Aquitaine SA ....................     626         72,833
          France Telecom (a) ..................   1,800         65,311
          Groupe Danone .......................     411         73,435
          Group GTM ...........................     800         53,852
          L'Oreal .............................     220         86,113
          Lafarge SA ..........................     914         59,992
          Peugeot .............................     680         85,784
          Pinault-Printe ......................     130         69,380
          Schneider SA ........................     504         27,375
          Societe Generale ....................     827        112,713
          Total "B" FRF 50 ....................     500         54,433
          Valeo SA ............................     685         46,475
                                                              --------
                                                             1,201,183
                                                              --------

      Germany - 9.9%
          Allianz AG ..........................     355         91,589
          BASF AG .............................   1,300         46,407
          Bayer AG ............................   2,943        109,231
          Commerzbank AG ......................   1,190         46,318
          Daimler-Benz AG .....................     657         46,395

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                              Shares         Value
--------------------                              ------         -----
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
      Germany - (Continued)
        Degussa AG ..............................  1,036      $ 51,268
        Deutsche Bank ...........................    550        38,473
        Dresdner Bank AG ........................    661        30,065
        MAN AG ..................................    231        52,405
        Mannesmann AG ...........................    298       149,626
        RWE AG ..................................  1,400        75,121
        Siemens AG ..............................    985        59,424
        VEBA AG .................................  2,010       136,909
        Volkswagon AG ...........................     65        36,322
                                                              --------
                                                               969,553
                                                              --------

      Ireland - 3 3%
        Allied Irish ............................ 11,800       114,510
        CRH PLC .................................  6,900        80,942
        Irish Life PLC ..........................  7,700        44,284
        Kerry Group PLC .........................  2,100        22,506
        Smurfit (Jefferson) Group ............... 23,000        64,990

                                                              --------
                                                               327,232
                                                              --------

      Israel - 1 7%
        Bank Hapoalim Limited ...................  7,900        18,957
        Bezeq Israeli Telecommunication
             Corporation Limited ................  4,500        12,427
        Blue Square-Israel Limited (a) ..........  1,100        10,508
        Clal Israel Limited ..................... 40,000        11,906
        ECI Telecommunication Limited ...........  1,000        25,501
        Elco Holdings Limited ...................  1,200         9,837
        Elite Industries Limited ................    300         8,906
        Formula Systems Limited (a) .............    410        12,619
        Industrial Buildings Corporation ........  7,800        13,272
        Israel Chemicals Limited ................ 12,800        17,329
        Teva Pharmaceutical Industries Limited ..    480        22,765
                                                              --------
                                                               164,027
                                                              --------

      Italy - 7 7%
        Alleanza Assicurazioni                     3,521        35,039
        Assic Generali                             2,000        49,123
        Banca Commerciale Italiana                19,767        68,719




                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                                Shares       Value
--------------------                                ------       -----
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
      Italy - (Continued)
          Benetton Group SPA .....................   2,080  $   34,039
          Danieli & Company ......................   5,001      34,348
          Edison SPA .............................   8,000      48,388
          Eni SPA ................................  20,903     118,514
          Fiat SPA ...............................  15,301      44,501
          Instituto Nazionale delle Assicurazioni
          Istituto ...............................  20,646      41,839
          Istituto Mobiliare Italiano SPA ........   7,018      83,309
          Italcementi SPA ........................   5,000      34,849
          Telecom Italia SPA .....................  13,080      83,549
          Telecom Italia Mobile SPA ..............  18,000      83,078
                                                              --------
                                                               759,295
                                                              --------
      Japan - 13 6 %
          Aoyama Trading Company Limited .........   3,300      58,957
          Bridgestone Company ....................   2,000      43,399
          Canon Incorporated .....................   2,000      46,621
          Fanuc ..................................   3,200     121,214
          Fuji Photo Film Company ................   3,000     115,018
          Fujisawa Pharmaceutical Company ........   6,000      52,448
          Hitachi Limited ........................   6,000      42,787
          Ito-Yokado .............................   1,000      50,992
          Kirin Brewery Company ..................   7,000      50,992
          Matsushita Electric Works ..............   3,000      43,937
          Mitsui O S K  Lines Limited (a) ........  36,000      49,963
          Murata Manufacturing Company Limited ...   3,000      75,452
          NEC Corporation ........................  11,000     117,242
          Nippon Telephone & Telegraph
               Corporation .......................      32     137,407
          Sumitomo Bank Limited ..................  10,000     114,250
          Sumitomo Trust & Banking ...............  12,000      62,385
          Tokio Marine & Fire Insurance ..........   5,000      56,741
          Tokyo Electric .........................   2,100      38,323
          Toyota Motor ...........................   2,000      57,355
                                                              --------
                                                             1,335,483
                                                              --------
      Mexico -1.7%
         Webs Index Fund Mexico Free Index .......  10,100     166,650
                                                              --------

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                        Shares           Value
--------------------                        ------           -----
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
      Netherlands - 5.0%
          ABN AMRO Holdings NV ............. 1,532        $ 29,862
          Akzo Nobel .......................   203          35,021
          Elsevier ......................... 1,500          24,279
          ING Groep NV .....................   569          23,979
          Koninklijke PTT Nederland NV .....   755          31,518
          Philips Electronics NV ...........   424          25,443
          Polygram NV ......................   550          26,326
          Royal Dutch Petroleum Company .... 2,848         156,418
          Unilever NV, PLC .................   936          57,735
          Vendex International NV ..........   593          32,744
          VNU-Verenigde Nederlandse
               Uitgeversbedrijven Verenigd
               Bezit ....................... 1,610          45,443
                                                          --------
                                                           488,768
                                                          --------

      Portugal - 4 1%
          Banco Comercia Portugues ......... 2,200          45,017
          Banco Espirito ................... 2,200          65,504
          Brisa (a) ........................   400          14,336
          Cimpor Cimento ................... 1,700          44,582
          Elec De Portugal (a) ............. 2,500          47,364
          Jeronimo Martins ................. 1,250          39,684
          Portugal Telecom ................. 2,700         125,349
          Sonae Investimento ...............   550          22,257
                                                          --------
                                                           404,093
                                                          --------

      Spain - 2 4%
          Argentaria Corporation SA ........   450          27,381
          Banco Bilbao ..................... 1,000          32,359
          Banco Popular ....................   450          31,457
          Gas Natural SD ...................   380          19,704
          Gas Y Electric ...................   300          21,659
          Iberdrola SA ..................... 2,600          34,216
          Repsol  SA .......................   700          29,864
          Telefonica De Espana ............. 1,350          38,544
                                                                 -
                                                          --------
                                                           235,184
                                                          --------

      Switzerland - 8 5%
          ABB AG ...........................    30          37,654
          Clariant AG ......................    61          50,903
          Credit Suisse Group ..............   368          56,886
          Holderbank Financiere Glarus AG ..    51          41,581



                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Security Description                                Shares           Value
--------------------                                ------           -----
COMMON STOCK AND OTHER
EQUITY INTERESTS (CONTINUED)
      Switzerland - (Continued)
          Kuoni Reisen Holding AG ................      14      $   52,428
          Nestle SA ..............................      67         100,316
          Novartis AG ............................     126         204,254
          Roche Holding AG .......................      15         148,820
          Tag Heuer International SA (a) .........     349          30,316
          Union Bank of Switzerland ..............      77         111,233
                                                               -----------
                                                                   834,391
                                                               -----------
      United Kingdom - 10.9%
          Abbey National PLC .....................   3,375          58,477
          Boots Company PLC ......................   3,826          55,801
          British Petroleum ......................   2,400          31,732
          British Telecommunications PLC .........   4,474          35,453
          Commercial Union PLC ...................   3,667          54,389
          EMI Group PLC ..........................   4,123          35,702
          Glaxo Wellcome .........................   1,800          42,752
          HSBC Holdings ..........................   1,450          37,625
          IMI PLC ................................   5,277          35,344
          Lasmo PLC ..............................  10,500          46,912
          Lloyds TSB Group PLC ...................   8,496         110,299
          Prudential Corporation PLC .............   4,685          54,671
          Scottish & Newcastle PLC ...............   4,971          60,388
          Scottish Power PLC .....................   7,284          64,546
          Shell Transport & Trading Company PLC ..   7,177          52,336
          Smithkline Beecham PLC .................   6,788          70,129
          Tesco ..................................   4,400          35,610
          Unilever PLC ...........................   7,452          64,188
          Wolseley PLC ...........................   5,159          41,157
          Zeneca Group PLC .......................   2,246          79,387
                                                               -----------
                                                                 1,066,898
                                                               -----------
      Venezuela- 1.4%
          Ceramica Carabobo ADR ..................  12,650          10,372
          Cia Anonima Telef De Ven ADR ...........   2,000          83,250
          Mavesa SA ADR ..........................   1,750          11,156
          Siderurgica Venez SIV ADR ..............   4,650          18,382
          Sudamtex De Venezuela ADR ..............   1,232          10,934
                                                               -----------
                                                                   134,094
                                                               -----------
          TOTAL COMMON STOCK AND OTHER
          EQUITY INTERESTS (Cost $8,722,898)                     9,007,365
                                                               -----------

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



                                               Principal
Security Description                             Amount        Value
--------------------                             ------        -----
SHORT TERM INVESTMENTS - 6.8%
      Time Deposit - 6.8%
           State Street Bank and Trust
          Company Time Deposit,
               1/02/98 .....................   $664,000     $  664,000
                                                           -----------

          TOTAL SHORT TERM INVESTMENTS
          - (Cost $664,000)                                    664,000
                                                            ----------

          TOTAL INVESTMENTS - (Cost $9,386,898) - 98.6%      9,671,365
          OTHER ASSETS LESS LIABILITIES - 1.4%                 132,900
                                                          ------------
          NET ASSETS - 100.0%                               $9,804,265
                                                           -----------

          The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

          (a) Non-income producing securities.

          ADR- American Depositary Receipts.




                                 PB SERIES TRUST
                            INTERNATIONAL ACTIVE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



Industry holdings at December 31, 1997
Banking ...............................   14.82%
Telecommunications ....................    9.87%
Energy Sources ........................    6.72%
Health & Personal Care ................    6.50%
Utilities-Electrical & Gas ............    5.13%
Insurance .............................    4.89%
Electrical & Electronics ..............    4.02%
Building Materials & Components .......    3.89%
Investment Companies ..................    3.80%
Food & Household Products .............    3.58%
Chemicals .............................    2.97%
Merchandising .........................    2.90%
Automobiles ...........................    2.76%
Electronic Components, Instruments ....    2.61%
Recreation, Other Consumer Goods ......    2.59%
Machinery & Engineering ...............    2.41%
Forest Products & Paper ...............    1.47%
Beverages & Tobacco ...................    1.46%
Broadcasting & Publishing .............    1.22%
Financial Services ....................    1.11%
Construction & Housing ................    1.03%
Miscellaneous Materials ...............    1.02%
Business & Public Services ............    0.89%
Appliances & Household Durables .......    0.71%
Transportation-Shipping ...............    0.59%
Leisure & Tourism .....................    0.59%
Metals-Non Ferrous ....................    0.56%
Metals-Steel ..........................    0.52%
Textiles & Apparel ....................    0.46%
Industrial Components .................    0.44%
Real Estate ...........................    0.14%
Multi-Industry ........................    0.12%
Energy Equipment & Services ...........    0.08%
                                          -----
    Total Investments by Industry .....   91.87%
Time Deposit ..........................    6.77%
                                          -----
    Total Investments .................   98.64%
Other Assets Less Liabilities .........    1.36%
                                          -----
Net Assets ............................  100.00%
                                         ======

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                                MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

                                                 Principal
Security Description                               Amount           Value
--------------------                               ------           -----
ASSET-BACKED SECURITIES - 4.3%
          Arcadia Automobile Receivables Trust
          1997-C, 5.650%, 09/15/98 .............. $ 56,048     $    56,048

          Copelco Capital Funding Corp
           1997-A, 5.809%, 07/20/98 .............   46,256          46,256
                                                               -----------

          TOTAL ASSET BACKED SECURITIES
           - (Cost $102,304)                                       102,304
                                                               -----------

VARIABLE  RATE NOTES - 30.5%
          Edgefield County, SC
          County School District,
          Series, 1997
                 5.719%, 12/01/04 + .............  100,000         100,000
          Grand Aire Express, Inc , Series 1997
                 5.700%, 07/01/12 + .............  100,000         100,000
          International Processing Corporation
                 5.790%, 01/02/08 + .............   10,000          10,000
          IT Spring Wire, LLC, Series 1997
                 5.700%, 07/01/07 + .............  100,000         100,000
          JFK Family Borrowing, LLP, Series 1997
                 5.706%, 10/01/22 + .............   50,000          50,000
          La-Man Corporation
                 5.660%, 09/01/12 + .............  100,000         100,000
          Scranton Times, LP , Series 1997
                 5.710%, 05/31/07 + .............  100,000         100,000
          Triangle Fund, Series 1997
                5.750%, 11/16/98 + ..............  100,000         100,000
          Westcourt
                5.790%, 06/01/16 + ..............   60,000          60,000
                                                               -----------

          TOTAL VARIABLE RATE NOTES
          - (Cost $720,000)                                        720,000
                                                               -----------

SHORT TERM INVESTMENTS - 63.8%
     Joint Repurchase Agreements - 63.8%
       Joint agreement with Fuji Government
       Securities Incorporated, dated 12/31/1997,
       bearing 6.600%, to be repurchased at
       $520,191 on 01/02/1998 (collateral:
       U.S Treasury Notes/Bonds/Bills/Tips,
       3.375% - 15.75%, 04/09/98 - 11/15/18,
       value equal to 102% of the repurchase
       agreement) ...............................  520,000         520,000




                                 PB SERIES TRUST
                                MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



                                                 Principal
Security Description                               Amount          Value
--------------------                               ------          -----
SHORT TERM INVESTMENTS - (Continued)
    JointRepurchase Agreements - (Continued)
       Joint agreement with HSBC Securities
       Incorporated, dated 12/31/1997, bearing
       6.800%, to be repurchased at $100,038 on
       01/02/1998 (collateral: U.S Treasury
       Bonds/Bills, 7.250% - 12.000%,
       01/02/98 - 08/15/17, value equal to 102%
       of the repurchase agreement) ............ $ 100,000      $  100,000

       Joint agreement with PaineWebber
       Incorporated, dated 12/31/1997, bearing
       6.600%, to be repurchased at $520,191 on
       01/02/1998 (collateral: U.S Treasury
       Bonds/Bills, 7.250% - 12.000%, 01/02/98
       - 08/15/17, value equal to 102% of the
       repurchase agreement) ...................   520,000         520,000

       Joint agreement with Societe Generale,
       dated 12/31/1997, bearing 6.600%, to be
       repurchased at $100,037 on 01/02/1998
       (collateral: U.S Treasury Note/ Tips,
       3.375% - 6.500%, 10/15/06 - 01/15/07,
       value equal to 102% of the repurchase
       agreement) ..............................   100,000         100,000

       Joint agreement with State Street Bank and
       Trust Company, dated 12/31/1997, bearing
       6.550%, to be repurchased at $66,024 on
       01/02/1998 (collateral: U.S Treasury Note,
        5.875%, 04/30/98, value equal to 102% of
       the repurchase agreement) ...............    66,000          66,000

       Joint agreement with Swiss Bank Corporation,
       dated 12/31/1997, bearing 6.550%, to be
       repurchased at $100,036 on 01/02/1998
       (collateral: U.S. Treasury Bonds, 6.500%
       - 12.500%, 05/15/09 - 11/15/26, value
       equal to 102% of the repurchase agreement)  100,000         100,000

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                                MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



                                                   Principal
Security Description                                 Amount         Value
--------------------                                 ------         -----
SHORT TERM INVESTMENTS - (Continued)
   Joint Repurchase Agreements - (Continued)
       Joint agreement with UBS Securities,
       dated 12/31/1997, bearing 6.800%, to be
       repurchased at $100,036 on 01/02/1998
       (collateral: Federal Home Loan Mortgage
       Corporation, 5.500% - 9.000%, 12/15/07
       - 12/30/27, value equal to 102% of the
       repurchase agreement) ..................   $100,000      $  100,000

       TOTAL SHORT TERM INVESTMENTS
       (Cost $1,506,000)                                         1,506,000
                                                               -----------

       TOTAL INVESTMENTS AT AMORTIZED
       COST AND VALUE - 98.6%                                   $2,328,304
       OTHER ASSETS LESS LIABILITIES - 1.4%                         33,037
                                                               -----------
       NET ASSETS - 100.0%                                      $2,361,341
                                                               ===========

       The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

       + Variable rate demand notes are payable upon not more than one, seven, or thirty day's notice. Variable rate security which may be reset weekly. The interest rate shown reflects the rate currently in effect.

The notes to the financials are an integral part of this report.

                                 PB SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1997

                                                                                Capital          Income      Growth &
                                                                              Preservation      Oriented      Income
ASSETS                                                                         Portfolio       Portfolio     Portfolio
                                                                            --------------------------------------------
     Investments in securities, at value (a)............................          $26,773         $8,256        $180,827
     Repurchase agreements, at value (a)................................               --             --              --
     Cash, including foreign currency, at value.........................            3,050          3,044           3,218
     Receivable for forward currency contracts (Note 6).................               --             --              --
     Interest receivable................................................               --             --              --
     Dividends receivable...............................................               --             --              --
     Prepaid insurance..................................................            1,213          1,213           1,213
     Receivable from Investment Adviser (Note 3)........................              303            286             301
     Foreign income tax reclaim receivable..............................               --             --              --
                                                                            --------------------------------------------
       TOTAL ASSETS.....................................................           31,339         12,799         185,559

LIABILITIES

     Payable to Investment Adviser......................................               --             --              --
     Accounts payable and accrued expenses..............................            4,565          4,543           4,729
                                                                            --------------------------------------------
       TOTAL LIABILITIES................................................            4,565          4,543           4,729
                                                                            --------------------------------------------
       NET ASSETS.......................................................          $26,774         $8,256        $180,830
                                                                            ============================================

NET ASSETS CONSIST OF:

     Paid-in capital (Note 5)...........................................          $26,963         $8,331        $179,972
     Undistributed (distribution in excess of)
       net investment income (Note 2)...................................                2             --              19
     Accumulated net realized gain (loss) on investments and
       foreign currency transactions....................................               --             --             (73)
     Net unrealized appreciation (depreciation) of:
       Investments......................................................             (191)           (75)            912
       Translations of assets and liabilities in foreign currencies.....               --             --              --
                                                                            --------------------------------------------
       NET ASSETS.......................................................          $26,774         $8,256        $180,830
                                                                            ============================================

NET ASSET VALUE PER SHARE

     Offering and redemption price per share
       (based on shares of beneficial interest outstanding).............           $10.23         $10.63          $10.72

     Total shares outstanding at end of period (Note 5).................            2,618            777          16,869

     Capital shares authorized..........................................       Indefinite     Indefinite      Indefinite

     (a)   Investments in securities, including repurchase agreements,
           at cost......................................................          $26,964         $8,331        $179,915

     Capital          Maximum            High           Fixed                            Money
     Growth         Appreciation       Quality          Income       International       Market
    Portfolio        Portfolio        Stock Fund         Fund         Active Fund        Fund
 --------------------------------------------------------------------------------------------------
      $816,349         $244,738     $12,392,705       $5,345,605      $9,671,365       $  822,304
            --               --              --          164,680              --        1,506,000
         3,041            3,044         128,105           24,190         131,014           40,681
            --               --              --               --           3,080               --
            --               --              74           88,129             106            4,514
            --               --          16,677               --           5,283               --
         1,213            1,213           1,213            1,213           1,213            1,213
           311              337           5,885            9,237          14,311           10,487
            --               --              --               --           6,227               --
 --------------------------------------------------------------------------------------------------
       820,914          249,332      12,544,659        5,633,054       9,832,599        2,385,199



            --               --           6,524            2,981           7,317              711
         4,565            4,594          23,071           23,386          21,017           23,147
 --------------------------------------------------------------------------------------------------
         4,565            4,594          29,595           26,367          28,334           23,858
 --------------------------------------------------------------------------------------------------
      $816,349         $244,738     $12,515,064       $5,606,687     $ 9,804,265       $2,361,341
 ==================================================================================================


      $812,120         $239,094     $10,757,591       $5,478,662     $10,203,681       $2,361,341

            --               32              15               --         (12,039)              --

           (33)             (47)         87,479               --        (673,728)              --

         4,262            5,659       1,669,979          128,025         284,467               --
            --               --              --               --           1,884               --
 ==================================================================================================
      $816,349         $244,738     $12,515,064       $5,606,687     $ 9,804,265       $2,361,341
 ==================================================================================================


      $  11.04         $  11.29     $     11.74       $    10.26     $      9.60       $     1.00

        73,920           21,679       1,065,622          546,467       1,021,010        2,361,341

    Indefinite       Indefinite      Indefinite       Indefinite      Indefinite       Indefinite

      $812,087         $239,079     $10,722,726       $5,382,260     $ 9,386,898       $2,328,304

                                 PB SERIES TRUST
                            STATEMENTS OF OPERATIONS
              For the period May 9, 1997* through December 31, 1997



                                                                                  Capital          Income       Growth &
                                                                                Preservation      Oriented       Income
                                                                                 Portfolio       Portfolio     Portfolio
                                                                              --------------------------------------------
INVESTMENT INCOME
       Interest income...................................................          $   180         $     5        $   193
       Dividend income...................................................              425             147          2,799
         Less foreign taxes withheld.....................................               --              --             --
                                                                              --------------------------------------------
       TOTAL INVESTMENT INCOME...........................................              605             152          2,992

EXPENSES

       Investment adviser fee (Note 3)...................................               --              --             --
       Administrative fee................................................            1,358           1,331          1,333
       Accounting fee....................................................            4,294           4,294          4,344
       Audit fee.........................................................            1,559           1,543          1,621
       Custodian fees and expenses.......................................               68              67            164
       Trustee's fees (Note 3)...........................................            1,176           1,175          1,179
       Printing expense..................................................              428             428            430
       Legal fee.........................................................              150             150            169
       Insurance expense.................................................            2,149           2,149          2,149
       Miscellaneous expense.............................................               28              26             28
                                                                              --------------------------------------------
         Total operating expenses before reimbursement...................           11,210          11,163         11,417
       Expenses reimbursed by the Investment Adviser (Note 3)............          (11,210)        (11,163)       (11,417)
                                                                              --------------------------------------------
         NET EXPENSES....................................................                0               0              0
                                                                              --------------------------------------------
         NET INVESTMENT INCOME ..........................................              605             152          2,992

NET REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS AND FOREIGN CURRENCY

      Net realized gain (loss) from:
        Investments......................................................               33             --             895
        Distribution from underlying funds...............................               40             40           1,073
        Foreign currency transactions....................................               --             --              --
                                                                              --------------------------------------------
                                                                                        73             40           1,968
      Change in unrealized appreciation (depreciation) during the period on:
        Investments......................................................             (191)           (75)            912
        Translations of assets and liabilities in foreign currencies.....               --             --              --
                                                                              --------------------------------------------
                                                                                      (191)           (75)            912
                                                                              --------------------------------------------
      NET REALIZED AND UNREALIZED GAIN (LOSS)............................             (118)           (35)          2,880
                                                                              --------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS................................................          $   487         $   117        $ 5,872
                                                                              ============================================

* Commencement of investment operations.

     Capital          Maximum            High            Fixed                            Money
     Growth         Appreciation       Quality          Income        International       Market
    Portfolio        Portfolio        Stock Fund         Fund          Active Fund        Fund
 --------------------------------------------------------------------------------------------------

      $     --          $    --       $   43,591        $204,045       $  28,297          $75,611
         3,441            1,462          106,636              --         127,691               --
            --               --               --              --         (12,982)              --
 --------------------------------------------------------------------------------------------------
         3,441            1,462          150,227         204,045         143,006           75,611


            --               --           46,919          21,981          58,636            5,321
         1,331            1,331            8,653           8,655           8,655            8,659
         4,294            4,294            8,482           8,929           8,108            8,519
         1,559            1,559            7,733           7,772           7,772            7,772
           110              151            2,138           1,577          22,382            1,118
         1,175            1,175            1,172           1,176           1,175            1,175
           428              428              535             535             535              535
           150              150              121              84             121               62
         2,149            2,149            2,149           2,149           2,149            2,149
            26               26              180             202             203              203
 --------------------------------------------------------------------------------------------------
        11,222           11,263           78,082          53,060         109,736           35,513
       (11,222)         (11,263)         (13,117)        (22,624)        (34,811)         (26,866)
 --------------------------------------------------------------------------------------------------
             0                0           64,965          30,436          74,925            8,647
 --------------------------------------------------------------------------------------------------
         3,441            1,462           85,262         173,609          68,081           66,964


           266              334          229,655          16,311        (673,728)              --
         2,193            2,300               --              --              --               --
            --               --               --              --         (62,431)              --
 --------------------------------------------------------------------------------------------------
         2,459            2,634          229,655          16,311        (736,159)              --


         4,262            5,659        1,669,979         128,025         284,467               --
            --               --               --              --           1,884               --
 --------------------------------------------------------------------------------------------------
         4,262            5,659        1,669,979         128,025         286,351               --
 --------------------------------------------------------------------------------------------------
         6,721            8,293        1,899,634         144,336        (449,808)              --
 --------------------------------------------------------------------------------------------------


      $ 10,162          $ 9,755       $1,984,896        $317,945       $(381,727)         $66,964
 ==================================================================================================

                                             PB SERIES TRUST
                                   STATEMENTS OF CHANGES IN NET ASSETS
                          For the period May 9, 1997* through December 31, 1997



                                                                                  Capital          Income         Growth &
                                                                                Preservation      Oriented         Income
                                                                                 Portfolio        Portfolio      Portfolio
                                                                              ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    FOR THE PERIOD ENDED DECEMBER 31, 1997
      Net investment income..........................................               $   605          $  152        $  2,992
      Net realized gain (loss).......................................                    73              40           1,968

      Change in unrealized appreciation (depreciation)
          during the period..........................................                  (191)            (75)            912
                                                                              ---------------------------------------------
      Net increase (decrease) in net assets resulting from operations                   487             117           5,872


      DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income..........................................                  (603)           (152)         (2,989)
      Net realized gain..............................................                   (73)            (40)         (2,026)

      FUND SHARE TRANSACTIONS (Note 5)...............................                26,963           8,331         179,973
                                                                              ---------------------------------------------
      TOTAL INCREASE IN NET ASSETS...................................                26,774           8,256         180,830

NET ASSETS:

      Beginning of period............................................                   --               --              --
                                                                              ---------------------------------------------
      End of period (a)..............................................               $26,774          $8,256        $180,830
                                                                              =============================================

 (a)  Including undistributed (distribution in excess of) net
      investment income..............................................               $     2          $   --        $     19
                                                                              =============================================

* Commencement of investment operations.

       Capital          Maximum            High            Fixed                            Money
       Growth         Appreciation       Quality          Income        International      Market
      Portfolio        Portfolio        Stock Fund         Fund          Active Fund        Fund
   --------------------------------------------------------------------------------------------------

       $   3,441         $  1,462      $    85,262      $  173,609      $    68,081       $   66,964
           2,459            2,634          229,655          16,311         (736,159)              --

           4,262            5,659        1,669,979         128,025          286,351               --
   --------------------------------------------------------------------------------------------------
          10,162            9,755        1,984,896         317,945         (381,727)          66,964


          (3,441)          (1,462)        (85,247)        (173,971)         (17,693)         (66,964)
          (2,492)          (2,649)       (142,176)         (16,311)              --               --

         812,120          239,094       10,757,591       5,479,024       10,203,685        2,356,341
   --------------------------------------------------------------------------------------------------
         816,349          244,738       12,515,064       5,606,687        9,804,265        2,356,341


             --               --               --               --               --            5,000
   --------------------------------------------------------------------------------------------------
        $816,349         $244,738      $12,515,064      $5,606,687       $9,804,265       $2,361,341
   ==================================================================================================


       $      --         $     32      $        15      $       --      $   (12,039)      $       --
   ==================================================================================================

                                 PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
            For a share outstanding throughout the period May 9, 1997
       (commencement of investment operations) through December 31, 1997



                                                                               Capital        Income        Growth &
                                                                             Preservation    Oriented        Income
                                                                              Portfolio      Portfolio      Portfolio
                                                                             ----------------------------------------
Net asset value, beginning of period.....................................       $10.00        $10.00         $10.00
                                                                             ----------------------------------------
Income from investment operations:
Net investment income ...................................................         0.24          0.20           0.18
Net realized and unrealized gain on investments..........................         0.26          0.68           0.84
                                                                             ----------------------------------------
Total from investment operations.........................................         0.50          0.88           1.02
                                                                             ----------------------------------------
Less distributions from:
Net investment income....................................................        (0.24)        (0.20)         (0.18)
Net realized gains.......................................................        (0.03)        (0.05)         (0.12)
                                                                             ----------------------------------------
Total distributions......................................................        (0.27)        (0.25)         (0.30)
                                                                             ----------------------------------------
Net asset value, end of period...........................................       $10.23        $10.63         $10.72
                                                                             ========================================
Total return (2).........................................................         4.92%         8.84%         10.25%
                                                                             ========================================
Ratios and supplemental data:

Net assets, end of period................................................      $26,774        $8,256       $180,830
Ratio of operating expenses to average net assets (3)....................           --            --             --

Ratio of operating expenses to average net assets before voluntary
 expense reimbursement (1)(3)............................................       161.07%     1,978.36%         30.27%

Ratio of net investment income to average net assets (3).................         8.69%        26.94%          7.93%
Ratio of net investment loss to average net assets before voluntary
 expense reimbursement (1)(3)............................................      (152.38%)   (1,951.42%)       (22.34%)

Portfolio turnover rate (4)..............................................           32%            0%            24%

(1) Net investment income is after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not undertaken to reimburse expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

                                 PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
            For a share outstanding throughout the period May 9, 1997
       (commencement of investment operations) through December 31, 1997



                                                                               Capital        Maximum         High
                                                                                Growth     Appreciation     Quality
                                                                              Portfolio      Portfolio     Stock Fund
Net asset value, beginning of period..........................................   $10.00        $10.00         $10.00
                                                                              ---------------------------------------
Income from investment operations:
Net investment income ........................................................     0.13          0.07           0.08
Net realized and unrealized gain on investments.........................           1.13          1.41           1.88
                                                                              ---------------------------------------
Total from investment operations..............................................     1.26          1.48           1.96
                                                                              ---------------------------------------
Less distributions from:
Net investment income.........................................................    (0.13)        (0.07)         (0.08)
Net realized gains............................................................    (0.09)        (0.12)         (0.14)
                                                                              ---------------------------------------
Total distributions...........................................................   (0.22)        (0.19)          (0.22)
                                                                              ---------------------------------------

Net asset value, end of period................................................   $11.04        $11.29         $11.74
                                                                              =======================================
Total return (2)..............................................................    12.67%        14.82%         19.72%
                                                                              =======================================
Ratios and supplemental data:
Net assets, end of period..................................................... $816,349      $244,738    $12,515,064
Ratio of operating expenses to average net assets (3)........................        --            --           0.90%
Ratio of operating expenses to average net assets before voluntary
  expense reimbursement (1)(3)................................................    20.00%        24.59%          1.08%

Ratio of net investment income to average net assets (3)......................     6.13%         3.19%          1.18%
Ratio of net investment income (loss) to average net assets before
voluntary expense reimbursement (1)(3)........................................  (13.87%)       (21.40%)         1.00%
Portfolio turnover rate (4)...................................................        2%            6%            14%
Average commission rate paid per equity share traded.....................           N/A            N/A       $0.0598


(1) Net investment income is after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not undertaken to reimburse expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

                                 PB SERIES TRUST
                              FINANCIAL HIGHLIGHTS
            For a share outstanding throughout the period May 9, 1997
       (commencement of investment operations) through December 31, 1997



                                                                                      Fixed      International      Money
                                                                                     Income         Active         Market
                                                                                      Fund           Fund           Fund
                                                                               -------------------------------------------
Net asset value, beginning of period........................................        $ 10.00       $ 10.00         $  1.00
                                                                                -------------------------------------------
Income from investment operations:
Net investment income ......................................................           0.34          0.07            0.03
Net realized and unrealized gain (loss) on investments......................           0.29         (0.45)             --
                                                                               -------------------------------------------
Total from investment operations............................................           0.63         (0.38)           0.03
                                                                               -------------------------------------------
Less distributions from:
Net investment income.......................................................          (0.34)        (0.02)          (0.03)
Net realized gains..........................................................          (0.03)          --              --
                                                                               -------------------------------------------
Total distributions.........................................................          (0.37)        (0.02)          (0.03)
                                                                               ============================================

Net asset value, end of period..............................................        $ 10.26       $  9.60         $  1.00
                                                                               ============================================
Total return (2)............................................................           6.30%        (3.80%)         3.31%
                                                                               ============================================
Ratios and supplemental data:
Net assets, end of period...................................................     $5,606,687    $9,804,265      $2,361,341
Ratio of operating expenses to average net assets (3).......................           0.90%         1.15%           0.65%
Ratio of operating expenses to average net assets before voluntary
 expense reimbursement (1)(3)...............................................           1.57%         1.68%           2.67%

Ratio of net investment income to average net assets (3)....................           5.13%         1.04%           5.03%
Ratio of net investment income to average net assets before voluntary
 expense reimbursement (1)(3)...............................................           4.46%         0.51%           3.01%

Portfolio turnover rate (4).................................................            157%           61%            N/A
Average commission rate paid per equity share traded........................            N/A       $0.0125             N/A


(1) Net investment income is after reimbursement of certain fees and expenses by PB Investment Advisors, Inc. (See Note 3 to the financial statements). Had PB Investment Advisors, Inc. not undertaken to reimburse expenses related to the Portfolios and Funds, the ratios of net investment income and operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

                                 PB SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997

NOTE 1 - ORGANIZATION
PB Series Trust (the "Trust"), formerly Providian Series Trust, was organized as a Massachusetts business trust on October 22, 1996 and is registered under the Investment Company Act of 1940 and the Securities Act of 1933 as a diversified, no-load, open-end management investment company. The Trust is a "series type" of mutual fund which issues separate classes (or series) of stock, each of which represents a separate diversified portfolio of investments. The Trust is currently composed of nine series which consist of five investment portfolios (Capital Preservation Portfolio, Income Oriented Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, and Maximum Appreciation Portfolio-collectively, the "Portfolios") and four underlying funds (High Quality Stock Fund, Fixed Income Fund, International Active Fund, and Money Market Fund-collectively the "Funds").

The Portfolios seek to achieve their investment objectives by investing within specific ranges among the Funds. Each Fund has differing investment objectives and policies. Shares of the Portfolios are offered to separate accounts of insurance companies to fund variable annuity contracts. The shares of the Funds are purchased by the Portfolios. The Portfolios are offered to qualified plans and separate accounts of insurance companies to fund variable annuity contracts.

On February 3, 1997, Providian Life and Health Separate Account V (the "Separate Account") made an initial purchase of shares of beneficial interest in the amount of 5,000 shares of the Money Market Fund. On May 9, 1997, the Separate Account purchased an additional 1,995,000 shares of the Money Market Fund, and purchased 1,000,000 shares of the High Quality Stock Fund and International Active Fund, and 500,000 shares of the Fixed Income Fund. The Separate Account is a separate account of Providian Life and Health Insurance Company, an indirect, wholly owned subsidiary of Providian Corporation which, on June 10, 1997, became a direct, wholly owned subsidiary of AEGON International N.V., a direct, wholly owned subsidiary of AEGON N.V., an international insurance organization headquartered in The Hague, The Netherlands. Effective October 15, 1997, Providian Corporation's name was changed to Commonwealth General Corporation ("CGC"). Effective December 31, 1997, ownership of CGC was transferred to AEGON USA, Inc., an indirect, wholly owned subsidiary of AEGON N.V..

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Valuation of Investments - Securities held by the Funds (other than the Money Market Fund) that are traded on a national securities exchange are valued on the basis of the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the last quoted bid price. Bonds and other fixed income securities with maturities greater than 60 days at the time of purchase are valued by a pricing service. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. The Money Market Fund by the approval of the Board of Trustees utilizes the amortized cost method for valuing securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

Foreign Securities - Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or if closing prices are unavailable, at the last bid price available prior to the time a Fund's net asset value is determined. Foreign prices are furnished by quotation services expressed in the local currency's value and translated into the U.S. dollars at the current rate of exchange.

Repurchase Agreements - The Trust may enter into repurchase agreements with institutions that the Trust's investment advisor, PB Investment Advisors, Inc., (formerly Providian Investment Advisors, Inc.,) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which is at least equal to 102 percent of the principal amount, including interest, of the repurchase agreement. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and or retention of the collateral or proceeds may be subject to legal proceedings.

The Trust may enter into a Joint Repurchase Agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Funds based on their pro-rata interest.

Investment Transactions - Investment security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from security transactions are determined on an identified cost basis, which is also used for tax purpose.

Investment Income - Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued as earned. Premiums and discounts (including original issue discounts) on debt securities are amortized. Investment income is recorded net of foreign taxes withheld if recovery of such taxes is uncertain.

Foreign Currency Translations - The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates supplied by a quotation service. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain or loss on investments in the statement of operations.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign currency exchange gains and losses arise from changes in the value of receivables and payables due to changes in exchange rates.

Forward Currency Contracts - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by a Fund as an unrealized gain or loss. Realized gains and losses are recognized when contracts are settled and are reflected in the statement of operations. The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract (such risk is limited to the unrealized gain, if any) or if the value of the currency changes unfavorably. The International Active Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for the purpose of increasing exposure to a foreign currency to hedge against adverse changes in the value of another currency when exchange rates between the two currencies are positively correlated.

Expenses - Expenses directly attributable to a Portfolio or Fund are charged to that Portfolio or Fund. Expenses not directly attributable to a Portfolio or Fund are allocated among the affected Portfolios and Funds based on relative net assets of each Portfolio and Fund. Costs related to the organization and registration of the Trust have been funded by CGC and its subsidiaries. The Trust will not reimburse CGC for these organizational costs.

Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Distributions to Shareholders - Each of the Portfolios and Funds (except the Money Market Fund) declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. The Money Market Fund declares dividends daily and distributes monthly. All distributions are reinvested in the shares of the relevant Portfolio/Fund at net asset value. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales and "post October 31 losses." Distributions are recorded on the ex-dividend date.

Federal Income Taxes - Each Portfolio and Fund is treated as a separate entity for federal tax purposes. Each Portfolio and Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Portfolio and Fund will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts during the calendar year, the Portfolios and Funds will not be subject to a federal excise tax. As of December 31, 1997, the International Active Fund has a capital loss carryforward, for Federal income tax purposes, of $232,745 expiring in December 31, 2005.

On the Statement of Assets and Liabilities, as a result of permanent book-tax differences, reclassifications have been made between the paid in capital, undistributed (distribution in excess of ) net investment income, and accumulated net realized gain (loss) on investments and foreign currency transactions accounts. These reclassifications have no impact on the net asset value of the Portfolios and Funds.

NOTE 3 - AGREEMENTS AND FEES
PB Investment Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of CGC, which is a wholly owned indirect subsidiary of AEGON N.V., has been retained under an Investment Advisory Agreement (the "Agreement") with the Trust, to supervise the management and investment program of the Trust. The Advisor manages the affairs of the Trust subject to the supervision of the Board of Trustees. The Advisor does not receive an investment management fee for the advisory and asset allocation services it provides to the Portfolios.

As full compensation for its services under the Agreement, each Fund will pay the Advisor a monthly fee at the following annual rates based on the average daily net assets of each Fund:

High Quality Stock Fund                     0.65%
Fixed Income Fund                           0.65%
International Active Fund                   0.90%
Money Market Fund                           0.40%

Under the Agreement, the Advisor has agreed to waive and absorb all operating expenses of each Portfolio and to limit the operating expenses of each Fund so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amount will be assumed by the Advisor until the earlier of the end of three years after commencement of operations or the termination by the Trustees but not the Advisor of the Agreement. For the period ended December 31, 1997, the Advisor agreed to reimburse the Trust $153,693 for expenses in excess of the voluntary expense limitations. As of December 31, 1997, $41,458 was owed to the Trust by the Advisor.

The Advisor has entered into a Sub-Advisory Agreement with Atlanta Capital Management Company, L.L.C. ("Atlanta Capital"), wherein Atlanta Capital will serve as sub-advisor to the Portfolios. Subject to the supervision and direction of the Board of Trustees, Atlanta Capital will determine how each Portfolio's assets will be invested in the Funds. Atlanta Capital also serves as sub-advisor of the High Quality Stock Fund and the Fixed Income Fund. As compensation for its services, with respect to the High Quality Stock Fund and the Fixed Income Fund, the Advisor pays Atlanta Capital a fee equal to 0.50% annually on assets up to $25 million, 0.40% annually on assets above $25 million and up to $50 million, and 0.30% annually on assets above $50 million.

The Advisor has entered into a Sub-Advisory Agreement with Blairlogie Capital Management ("Blairlogie"), wherein Blairlogie will serve as sub-advisor to the International Active Fund. As compensation for its services, the Advisor pays Blairlogie a fee equal to 0.65% annually on assets up to $50 million, and 0.50% annually on assets above $50 million.

The Advisor has entered into a Sub-Advisory Agreement with Federated Investment Counseling ("Federated"), wherein Federated will serve as sub-advisor to the Money Market Fund. As compensation for its services, the Advisor pays Federated a fee equal to 0.25% annually on assets up to $75 million, and 0.20% annually on assets above $75 million.

Each Trustee of the Trust who is not an interested person of the Trust, Advisor or Sub-Advisors receives $1,500 for each Trustees' meeting in which he participates.

NOTE 4 - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the period ended December 31, 1997 were as follows:



                                                 Non-U.S.            U.S.            Non-U.S.            U.S.
                                                Government        Government        Government        Government
                                                 Purchases        Purchases           Sales             Sales
                                              ------------------------------------------------------------------
  Capital Preservation Portfolio.......       $    15,327        $       --        $    1,763        $       --
  Income Oriented Portfolio............             7,110                --                 4                --
  Growth & Income Portfolio............           174,364                --            13,030                --
  Capital Growth Portfolio.............           722,250                --             3,127                --
  Maximum Appreciation Portfolio.......           243,135                --             4,389                --
  High Quality Stock Fund..............        11,346,269                --         1,303,199                --
  Fixed Income Fund....................            99,500         9,395,764                --         5,511,641
  International Active Fund............        14,444,121                --         5,047,494                --
  Money Market Fund....................                --                --                --                --

Gross unrealized appreciation and depreciation at December 31, 1997, based on the identified cost for income tax purposes, is as follows:

                                                                                                                    Net
                                                                             Gross              Gross           Unrealized
                                                        Identified        Unrealized         Unrealized        Appreciation
                                                           Cost          Appreciation      (Depreciation)     (Depreciation)
                                                     -----------------------------------------------------------------------
          Capital Preservation Portfolio.......           $    26,964        $       --         $    (191)      $      (191)
          Income Oriented Portfolio............                 8,331                45              (120)              (75)
          Growth & Income Portfolio............               179,988             2,447            (1,608)              839
          Capital Growth Portfolio.............               812,120             6,333            (2,104)            4,229
          Maximum Appreciation Portfolio.......               239,126             6,373              (761)            5,612
          High Quality Stock Fund..............            10,722,726         1,907,032          (237,053)        1,669,979
          Fixed Income Fund....................             5,382,260           128,025                --           128,025
          International Active Fund............             9,386,898           779,773          (495,306)          284,467
          Money Market Fund....................             2,328,304                --                --                --




NOTE 5 - SHAREHOLDER TRANSACTIONS:
Transactions in shares and dollars were as follows for the period May 9, 1997* through December 31, 1997:



                                                     Capital Preservation Portfolio             Income Oriented Portfolio

                                                        Shares             Dollars              Shares             Dollars
                                                        ------             -------              ------             -------
Shares sold.................................             2,897        $     29,813                 759         $     8,139
Shares issued to shareholders in
    reinvestment of dividends...............                66                 676                  18                 192
Shares redeemed.............................              (345)             (3,526)                 --                  --
                                                       -------           ---------               -----              ------
Net increase................................             2,618        $     26,963                 777         $     8,331
                                                       =======        ============             =======         ===========

                                                        Growth & Income Portfolio                Capital Growth Portfolio

                                                        Shares             Dollars              Shares             Dollars
                                                        ------             -------              ------             -------
Shares sold.................................            17,738        $    189,436              73,664         $   809,314
Shares issued to shareholders in
    reinvestment of dividends...............               468               5,015                 538               5,933
Shares redeemed.............................            (1,337)            (14,478)               (282)             (3,127)
                                                       -------           ---------               -----              ------
Net increase................................            16,869        $    179,973              73,920         $   812,120
                                                       =======        ============             =======         ===========

                                                      Maximum Appreciation Portfolio              High Quality Stock Fund

                                                        Shares             Dollars              Shares             Dollars
                                                        ------             -------              ------             -------

Shares sold.................................            21,714            $239,372           1,065,710         $10,755,139
Shares issued to shareholders in
    reinvestment of dividends...............               365               4,111              19,722             227,423
Shares redeemed.............................              (400)             (4,389)            (19,810)           (224,971)
                                                       -------           ---------               -----              ------
Net increase................................            21,679        $    239,094           1,065,622         $10,757,591
                                                       =======        ============           =========         ===========

                                                            Fixed Income Fund                 International Active Fund

                                                        Shares             Dollars              Shares             Dollars
                                                        ------             -------              ------             -------
Shares sold.................................           528,711          $5,297,080           1,019,442         $10,188,787
Shares issued to shareholders in
    reinvestment of dividends...............            18,554             190,282               1,860              17,693
Shares redeemed.............................              (798)             (8,338)               (292)             (2,795)
                                               ---------------     ---------------     ---------------     ---------------
Net increase................................           546,467          $5,479,024           1,021,010         $10,203,685
                                               ================    ================    ================    ================


                                                            Money Market Fund

                                                        Shares             Dollars
                                                        ------             -------
Shares sold.................................         2,378,461          $2,378,461
Shares issued to shareholders in
    reinvestment of dividends...............            66,964              66,964
Shares redeemed.............................           (89,084)            (89,084)
                                               ---------------     ---------------
Net increase................................         2,356,341          $2,356,341
                                               ================    ================

*  Commencement of investment operations.



NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 1997, the outstanding forward exchange currency contracts, which contractually obligate the Trust to deliver currencies at a specified date, were as follows:

INTERNATIONAL ACTIVE FUND



                                                                U.S. Dollar
                                                                 Cost on        U.S. Dollar
              Currency          Currency         Settlement     Origination       Current            Unrealized
             Purchased            Sold               Date          Date            Value            Appreciation
          ------------------------------------------------------------------------------------------------------
                GBP               USD             1/16/1998     $654,560         $657,640             $3,080





GBP - Great Britain Pound
USD - United States Dollar

                                     PART C

OTHER INFORMATION

Item 24.          Financial Statements and Exhibits.


         (a)      (1)      Financial Statements for PB Series Trust as of
                           December 31, 1997, included in the Prospectus:
                           1.       Financial Highlights

                  (2) Financial Statements for PB Series Trust as of December 31, 1997, included in the Statement of Additional Information:
                           1.       Schedules of Investments
                           2.       Statements of Assets and Liabilities
                           3.       Statements of Operations
                           4.       Statements of Changes in Net Assets
                           5.       Financial Highlights
                           6.       Notes to Financial Statements


         (b)      Exhibits:

                  1(a). Declaration of Trust of PB Series Trust (formerly Providian Series Trust) (the "Trust") previously filed in the Registration Statement on November 5, 1996, is incorporated herein by reference.


                  1(b).    Amendment to Declaration of Trust is filed herewith.


                  2. By-Laws of the Trust previously filed in the Registration Statement on November 1, 1996, are incorporated herein by reference.

                  3.       Not applicable.

                  4.       Not applicable.


                  5(a). Form of Investment Advisory Agreement by and between the Trust on behalf of each Fund and PB Investment Advisors, Inc. previously filed in Post-Effective Amendment No. 1 to the Registration Statement on October 31, 1997 is incorporated herein by reference.

                  5(b). Form of Sub-Advisory Agreement between PB Investment Advisors, Inc. and Atlanta Capital Management Company, LLC previously filed in Post-Effective Amendment No. 1 to the Registration Statement dated October 31, 1997 is incorporated herein by reference.

                  5(c). Form of Sub-Advisory Agreement between PB Investment Advisors, Inc. and Blairlogie Capital Management previously filed in Post-Effective Amendment No. 1 to the Registration Statement on October 31, 1997 is incorporated herein by reference.

                  5(d). Form of Sub-Advisory Agreement between PB Investment Advisors, Inc. and Federated Investment Counseling previously filed in Post-Effective Amendment No. 1 to the Registration Statement dated October 31, 1997 is incorporated herein by reference.

                  6.       Not applicable.

                  7.       Not applicable.

                  8. Form of Custodian Contract by and between the Trust and State Street Bank and Trust Company previously filed in Post-Effective Amendment No. 1 to the Registration Statement dated October 31, 1997 is incorporated herein by reference.

                  9. Form of Administration Agreement by and between the Trust and State Street Bank and Trust Company previously filed in Post-Effective Amendment No. 1 to the Registration Statement dated October 31, 1997 is incorporated herein by reference.

                  10. Opinion and Consent of Counsel as to the Legality of the Securities being Registered previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated March 14, 1997, is incorporated herein by reference.


                  11(a).   Consent of Ernst & Young, LLP is filed herewith.

                  11(b). Consent of Jorden Burt Boros Cicchetti Berenson & Johnson LLP is filed herewith.



                  12.      Not applicable.

                  13.      Not applicable.

                  14.      Not applicable.

                  15.      Not applicable.


                  16. Schedule for Computation of Performance Quotation is filed herewith.

                  17.      Financial Data Schedule is filed herewith.


                  18.      Not applicable.

Item 25.          Persons Controlled by or under Common Control with Registrant.

                  None.


Item 26.          Number of Holders of Securities as of December 31, 1997.

                  Title of Class                            Number of Record Holders
                  --------------                            ------------------------
                  High Quality Stock Fund                               5
                  Fixed Income Fund                                     5
                  International Active Fund                             5
                  Money Market Fund                                     4
                  Capital Preservation Portfolio                        1
                  Income Oriented Portfolio                             1
                  Growth and Income Portfolio                           1
                  Capital Growth Portfolio                              1
                  Maximum Appreciation Portfolio                        1



Item 27.          Indemnification.

                  Reference is made to Article VI of the Registrant's Declaration of Trust previously filed in the Registration Statement dated, November 5, 1996, and incorporated herein by reference.

Item 28.          Business and Other Connections of the Advisor and the
                  Sub-Advisors.

                  Certain officers and directors of the Registrant's investment adviser also serve as officers and/or directors for other subsidiaries of the AEGON USA, Inc. For additional information, please see Parts A and B.

Item 29.          Principal Underwriters.

                  Not applicable.

Item 30.          Location of Accounts and Records.

                  The accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser or the Custodian.

Item 31.          Management Services.

                  Not applicable.

Item 32.          Undertakings.

                  (a)      Not applicable.


                  (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge, beginning with the fiscal year ending December 31, 1998.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Louisville, and the Commonwealth of Kentucky on the 30th day of April 1998.


                                                   PB SERIES TRUST


                                                   By:  /s/ Thomas J. Hartlage
                                                        ----------------------
                                                        Thomas J. Hartlage
                                                        President and Trustee


       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                            Title                               Date
---------                            -----                               ----

/s/ Thomas J. Hartlage               President and Trustee               4/30/98
-----------------------------
Thomas J. Hartlage

/s/ Kirk Buese                       Trustee                             4/30/98
-----------------------------
Kirk Buese

/s/ Jesse A. Holshouser, III         Trustee                             4/30/98
-----------------------------
Jesse A. Holshouser, III

/s/ David L. Eager                   Trustee                             4/30/98
-----------------------------
David L. Eager

/s/ William T. Mills, III            Trustee                             4/30/98
-----------------------------
William T. Mills, III

                                POWER OF ATTORNEY

         We, as officers and trustees of PB Series Trust, hereby severally constitute and appoint Michael Berenson and R. Michael Slaven, and each of them singly, our true and lawful attorney and full pwer to them and each of them to sign for us, in our names in the capacities indicated below, any and all registration statements to be filed with the Securities and Exchange Commission, and any and all amendments thereto (including specifically, without limitation, post-effective amendments), for the purposes of registering shares of series of PB Series Trust for sale pursuant to the Securities Act of 1933.

Witness our hands on the date set forth below.

Signature                            Title                               Date
---------                            -----                               ----

/s/ David L. Eager                   Trustee                             4/30/98
-----------------------------
David L. Eager

/s/ Jesse A. Holshouser, III         Trustee                             4/30/98
-----------------------------
Jesse A. Holshouser, III

/s/ Kirk Buese                       Trustee                             4/30/98
-----------------------------
Kirk Buese

/s/ William T. Mills                 Trustee                             4/30/98
-----------------------------
William T. Mills

/s/ Thomas J. Hartlage               President and Trustee               4/30/98
-----------------------------
Thomas J. Hartlage

/s/ Michael G. Ayers                 Chief Financial Officer             4/30/98
-----------------------------
Michael G. Ayers

                                  EXHIBIT LIST

    Exhibit
    Number                        Description
    ------                        -----------



1.                 Amendment to Declaration of Trust.

11(a).             Consent of Independent Auditors.

11(b).             Consent of Jorden Burt Boros Cicchetti Berenson & Johnson.

16.                Schedule for Computation of Performance Quotation.

17.                Financial Data Schedule.

EXHIBIT 1

                         Certificate of Amendment to the
                       Agreement and Declaration of Trust
                            of Providian Series Trust


The following Certificate of Amendment to the Agreement and Declaration of Trust of Providian Series Trust ("Trust"), a Massachusetts business trust, is hereby adopted:

FIRST:     The name of the Trust is Providian Series Trust

SECOND: Section 1.1 of the Agreement and Declaration of Trust of the Trust is amended in its entirety to be read as follows:

           "1.1 Name. The name of the trust created by this Declaration of Trust shall be PB Series Trust (hereinafter called the "Trust") and so far as may be practicable the Trustees shall conduct the Trust's activities, execute, all documents and sue or be sued under that name, which name (and the word "Trust" wherever used in this Declaration of Trust, except, where the context otherwise requires) shall refer to the Trustees in their capacity as Trustees, and not individually or personally and shall not refer to the officers, agents, employees or Shareholders of the Trust or of such Trustees. Should the Trustees determine that the use of such name is not practicable, legal or convenient, they may use such other name of the Trust as they deem proper and the Trust may hold property and conduct its activities under such designation or name."

THIRD: The Board of Trustees approved the amendment to the Agreement and Declaration of Trust to change the name at a regular meeting held August 14, 1997. Said amendment shall become effective December 1, 1997.

IN WITNESS WHEREOF, said Providian Series Trust has caused this certificate to be signed by Thomas J. Hartlage, its President, this 29th day of October, 1997.


                                       Providian Series Trust

                                       By: /s/Thomas J. Hartlage
                                       ---------------------------------
                                           Thomas J. Hartlage, President